UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Reports to Shareholders

Annual Report and Investment Performance Review for the fiscal year ended October 31, 2019

Equity Funds

Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund
Carillon Cougar Tactical Allocation Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Scout International Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund

Fixed Income Funds

Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically by going to carillontower.com/eDelivery.

You may elect to receive all future reports in paper free of charge. You can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing a Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper from a Fund will apply to all Funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.

880 Carillon Parkway | St. Petersburg, FL 33716 | 800.421.4184 | carillontower.com

Carillon Fund Distributors, Inc. , Member FINRA

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $100,000 Investment 8
Description of Indices11
Investment Portfolios
Carillon ClariVest Capital Appreciation Fund12
Carillon ClariVest International Stock Fund13
Carillon Cougar Tactical Allocation Fund14
Carillon Eagle Growth & Income Fund15
Carillon Eagle Mid Cap Growth Fund15
Carillon Eagle Small Cap Growth Fund17
Carillon Scout International Fund19
Carillon Scout Mid Cap Fund 20
Carillon Scout Small Cap Fund22
Carillon Reams Core Bond Fund24
Carillon Reams Core Plus Bond Fund26
Carillon Reams Unconstrained Bond Fund29

Statements of Assets and Liabilities31
Statements of Operations34
Statements of Changes in Net Assets 37
Financial Highlights40
Notes to Financial Statements48
Report of Independent Registered Public Accounting Firm62
Understanding Your Ongoing Costs63
Renewal of Investment Advisory and Subadvisory Agreements65
Principal Risks69
Trustees and Officers 76

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President’s Letter

Dear Fellow Shareholders:

We are pleased to present the annual report and investment performance review of the Carillon Family of Funds for the 12-month period that ended on October 31, 2019.

The past year is a reminder of just how quickly economic sentiment can shift, and the opportunities that these changing perspectives can provide for research-based active management. About 12 months ago, conventional wisdom was “convinced” that rising interest rates and quantitative tightening were imminent; now the consensus view is that lower rates, including meaningfully negative rates in much of the world, and quantitative easing are likely, with potential for future fiscal stimulus. During the past year, markets experienced some of the strongest market volatility in years, with declines near the start of the period and near-record market highs at the end of the period. This volatility may be a sign of things to come, and a reminder that the market cycle has not yet run its course.

We believe that industry-wide changes are creating a backdrop in which deep, in-house research is becoming less prevalent in asset management. Amidst this development, we see potential for our active managers and their experience-driven, research-based strategies to help clients with their financial goals. Carillon’s ability to offer investors a diverse array of quality active strategies – including small-cap, mid-cap, large-cap and international equities, fixed income and tactical allocation – can also help navigate current conditions.

Later-cycle investing can be challenging; we believe investors benefit from knowing what they are invested in and how those investments fit with their financial goals. We hope investors will not let short-term volatility affect their long-term focus and will work with their financial advisors to be deliberate in their decision-making.

We invite you to read the commentaries in this report in which our Portfolio Managers discuss their specific funds. As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or carillontower.com or call your financial advisor for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and will continue to work as your partner to help you achieve your long-term financial goals.

Sincerely,

Cooper Abbott, CFA, CAIA, CFE

President

December 18, 2019

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Todd N. Wolter, CFA® of ClariVest Asset Management LLC (“ClariVest”), are Co- Portfolio Managers of the ClariVest Capital Appreciation Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Pavan, Feng, and Wagner have been Portfolio Co-Managers since June 2013. Mr. Wolter has served as the fund’s Portfolio Co-Manager since February 2019.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 11.54%, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 17.10%. For the most part, equities rallied across the globe over the last year, albeit with some sharp sell offs along the way. Investor confidence was supported by accommodative central banks but concerns around slowing growth remain. This environment has made it much more difficult to have quarter-over-quarter persistence in fundamentals. Sector attribution, relative to the benchmark, shows that the Fund underperformed the benchmark primarily due to stock selection in the consumer discretionary and health care sectors. Nevertheless, stock selection in the consumer staples and energy sectors contributed to performance during the period. Overweight positions in the information technology and health care sectors contributed to performance, while the Fund lost ground due to an underweight position in the materials sector and an overweight position in the real estate sector. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  David Vaughn, CFA®, Alex Turner, CFA® , and Priyanshu Mutreja, CFA®, are Co-Portfolio Managers of the Carillon ClariVest International Stock Fund (the “Fund”). Mr. Vaughn has been responsible for the day-to-day management of the Fund’s investment portfolio since 2013. Mr. Turner has been a Co-Portfolio Manager of the Fund since March 2015 and previously served as Assistant Portfolio Manager of the Fund since its inception in 2013. Mr. Mutreja has been a Co-Portfolio Manager since March 2017 and previously served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 5.07%,underperforming its benchmark index, the MSCI EAFE® Index, which returned 11.04%. For the most part, equities rallied across the globe over the last year, albeit with some sharp sell offs along the way. Investor confidence was supported by accommodative central banks but concerns around slowing growth remain. Outside the US, excessive macro-driven dynamics have been a major headwind for our strategies as well, as they drown out stock-specific fundamentals. (Since most Non-US economies are less domestically focused than the US, they tend to be more affected by macro headwinds.) This environment has made it much more difficult to have quarter-over-quarter persistence in fundamentals. Sector and country attribution, relative to the benchmark, show that the Fund underperformed the benchmark primarily due to stock selection in the materials and information technology sectors. Nevertheless, stock selection was strong within the financials and utilities sectors. Stock selection within countries was strongest within Switzerland and Italy, while investments in Japan and the Netherlands detracted from performance. Consequently, overweight positions in Switzerland and Italy contributed to performance, while an overweight position in Japan and an underweight position in Australia detracted from performance. Overweight positions in the information technology and health care sectors helped performance. Conversely, underweight positions in the consumer staples and real estate sectors tempered returns. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

2

Performance Summary and Commentary

Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Portfolio Manager  |  Abdullah Sheikh, FSA, MAAA, of Cougar Global Investments Ltd. (“Cougar”), is the Portfolio Manager of the Carillon Cougar Tactical Allocation Fund (the “Fund”) and has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018.

Performance discussion  |  For the fiscal year ended October 31, 2019, Cougar continues to maintain a more defensive stance with an overweight to bonds relative to its benchmark index. This results from a consistently more cautious view of the macroeconomic environment over the next 12 months. Our probability of a sluggish economic environment (“Stagnation”) increased from 56% as of October 31, 2018 to 74% as of October 31, 2019. Additionally, as the macroeconomic environment has slowed over the past year, we have introduced an explicit probability of recession for the first time since 2012. We continue to monitor a host of leading economic indicators, as well as major geopolitical pressure points and central bank policy. While the labor market remains resilient, recent surveys of economic data, including manufacturing and consumer confidence, have continued to soften. The Federal Reserve has joined many other central banks worldwide in cutting interest rates, with the intention of pre-empting any economic downturn. From a geopolitical standpoint, U.S.-China trade negotiations dominate the economic discussion, though it appears both sides have attempted to ratchet down the rhetoric. There also appears to be a growing realization on both sides that the trade war has negatively impacted the global economy. In fact, a multi-phase deal between the two countries has been discussed, and talks to reduce or eliminate previous or announced tariffs fueled a rise in equities late in the fiscal year. Separately, drone and missile strikes on Saudi oil facilities should remind investors of the ever-present “Black Swan” risk of military escalation in the Middle East. Overall, while we expect the U.S. economy to grow at a moderate pace over the next year, we are keeping our eyes peeled for signs of an incoming recession. These macroeconomic and geopolitical concerns have caused us to reposition the portfolio from a target of 80% domestic equities as of October 31, 2018 to 78% domestic fixed income as of October 31, 2019. Finally, the Fund introduced international and emerging market equities during January and February of 2019; that has since been reduced to a 5% target as of October 2019.

For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 6.02%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI® Index, which performed 11.51% and 12.59%, respectively. The Fund also underperformed a custom blended index, which is a combination of the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the MSCI ACWI® Index (40%) (the “blended benchmark”), which returned 12.30% for the same period. A primary contributor to this underperformance was equity exposure during the fourth quarter of 2018 as the U.S. equity market drawdown approached 20%. The Fund was overweight equities relative to its blended benchmark index during this period and has since tactically adjusted to an underweight equity position during 2019. Since the adjustment, equities have outperformed fixed income during much of 2019, and the Fund participated less than the blended benchmark index. Additionally, international equity exposure during the early part of 2019 detracted from Fund performance on a relative basis, though international equities have provided positive absolute returns. The bulk of fixed income exposure has been through U.S. government bonds, and the Fund maintains a shorter duration than the blended benchmark index, reducing relative performance. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Edmund Cowart, CFA®, David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA® are Co-Portfolio Managers of the Carillon Eagle Growth & Income Fund (the “Fund”). Messrs. Cowart and Blount have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2011. Mr. Hvideberg has served as the Fund’s portfolio manager since August 2014. Mr. Erwin has served as the Fund’s Portfolio Manager since July 1, 2019.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 11.76%, underperforming its benchmark index, the S&P 500® Index, which returned 14.33%. The Fund’s Portfolio Management team (“PM team”) was satisfied with performance compared to the benchmark given the market environment. The underperformance was due, in part, to a dividend-yield headwind. During the fiscal year, dividend paying stocks returned 13.44%, while the benchmark returned 14.33%. Furthermore, returns on stocks with above median yields underperformed their below median yield counterparts by 1.71%. This represents a headwind because the fund strategy focuses on buying stocks with above median dividend yields. Investments in the real estate, health care and industrials sectors contributed positively to the Fund’s performance relative to the benchmark. Meanwhile, investments in information technology, communication services, and consumer discretionary sectors were detractors from the Fund’s performance. The PM team believes that the strong stock market returns were supported by several factors including declining interest rates, a strong consumer, solid housing market, monetary easing, and a snap back from a decline in the stock market in 2018. Strong growth markets, such as this one, represent a headwind for a conservative strategy such as ours. Historically, the Fund performs much stronger in down markets or even periods of increased volatility. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower. com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

3

Performance Summary and Commentary

Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Carillon Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 1998. Mr. Mintz has been a Co-Portfolio Manager of the Fund since March 2011, and had previously served as Assistant Portfolio Manager since 2008. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since January 2006.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 16.20%, underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 18.93%. Despite posting solid absolute returns during the reporting period, the Fund trailed the strong performance of its benchmark Russell Midcap Growth Index over the course of the trailing 12-month period ended October 31st, 2019. The Fund’s holdings within the health care sector detracted most notably from relative returns during the reporting period. The Fund’s Portfolio Management team (“PM team”) believes that this was attributable to the increasing prevalence of political rhetoric and resulting regulatory uncertainty; in addition to increased competitive pressures presenting within the health care equipment & supplies industry. Relative weakness experienced by the Fund’s communications services sector holdings also contributed to the Fund’s broader underperformance during the reporting period. The PM team believes that despite the broader long-term tailwinds in streaming video consumption, rapidly intensifying competition for subscribers as well as content on the part of major industry players has created an environment of increased volatility in the entertainment space. Solid absolute as well as relative returns were produced by the Fund’s holdings within the financials sector where broader volatility in the markets proved to be a positive for capital markets industry firms which benefit from increased trading activity. Positive relative returns within the Information technology sector; specifically within the software industry, also helped to temper the Fund’s broader underperformance as it appears that strong value propositions offered by some firms have translated into rapid growth and adoption of the firms’ products and services while subsequently resulting in encouraging merger and acquisition activity during the reporting period. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Carillon Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since August 1995 and Mr. Mintz since March 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 3.96%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned 6.40%. The Fund underperformed its benchmark index, the Russell 2000 Growth Index over the course of the trailing 12-month period ended October 31, 2019. Soft results generated by the Fund’s health care sector holdings weighed most notably on the Fund’s relative returns, as the broader positive trends in merger and acquisition activity appears to have been overshadowed by integration concerns. The subsequent near-term growth outlook for some of the Fund’s holdings in the health care providers and services industry, which made sizable acquisitions during the period, also appeared to have overshadowed the merger and acquisition activity positive trends. Weak stock selection was encountered within the Fund’s financials sector exposure which also contributed to the Fund’s underperformance, primarily within the consumer finance industry as the competitive dynamic appeared to intensify within segments of the banking services and prepaid card space. Positive absolute as well as relative returns generated within the Fund’s information technology sector helped to offset some of the Fund’s broader relative underperformance as ongoing innovation and advancement within the semiconductor industry and related production processes bode well for some of the Fund’s positions in the space. To a lesser extent, solid absolute as well as relative returns within the industrials sector also offset some of the broader underperformance as low interest rates have contributed to encouraging trends in housing and subsequently to success within some of the Fund’s holdings within the building products industry. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

4

Performance Summary and Commentary

Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Portfolio Managers  |  Michael D. Stack, CFA®, is Lead Portfolio Manager, and Angel M. Lupercio is Co-Portfolio Manager of the Carillon Scout International Fund (the “Fund”). Messrs. Stack and Lupercio have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Stack was Assistant Portfolio Manager of the fund’s predecessor from February 2006 through December 2007; Co-Portfolio Manager of the fund’s predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the fund’s predecessor from March 31, 2014 through December 2014; and Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Co-Portfolio Manager of the fund’s predecessor from 2015 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 12.24%, outperforming its benchmark index, the MSCI EAFE® Index, which returned 11.04%. Despite posting double digit, returns over the aforementioned time-period, international markets lagged their US counterpart as the MSCI EAFE® Index trailed the S&P 500. Returns were broadly positive in the MSCI EAFE® Index during the period. The utilities sector was the top performing sector (up 21.5%), but was a detractor to the Fund’s performance relative to the benchmark as there were not holdings in that sector that met our stringent investment criteria. The energy sector (down -6.6%) was the only sector in the index that ended the period in negative territory, and the Fund’s overweight position within that sector further detracted from the Fund’s performance. The Fund’s performance, relative to the benchmark, was driven primarily from positive stock selection in the financials and information technology sectors, which counteracted poor stock selection in the industrials sector. Within the financial sector, stock selection in the banks and insurance industries benefitted the Fund’s performance. Stock selection in the semiconductors and semiconductor equipment industry in the information technology sector provided a positive impact the Fund’s performance as well. In contrast, stock selection in the machinery and construction and engineering and commercial services and supplies industries within the Industrials sector detracted from Fund performance. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  G. Patrick Dunkerley, CFA® is the Lead Portfolio Manager, and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, are Co-Portfolio Managers of the Carillon Scout Mid Cap Fund (the “Fund”). Messrs. Dunkerley, Smashey, Indellicate and Votruba have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Dunkerley served as Lead Portfolio Manager of the fund’s predecessor and Mr. Smashey served as Co-Portfolio Manager of the fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Co-Portfolio Managers of the fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 8.42%, underperforming its benchmark index, the Russell Midcap® Index, which returned 13.72%. Throughout the aforementioned fiscal year, markets were driven by sudden narrative changes to both interest rate policy and trade policy. Given the shifts based on quick changes to narratives, the Fund was negatively impacted by some of its more defensive positioning which included an overweight to the utilities sector and an underweight to the information technology sector. Alternatively, the Fund’s performance also benefited from an overweight position in the consumer staples and health care sectors. The Fund’s performance, relative to the benchmarks, was adversely affected by stock selection in the health care, industrials, and consumer discretionary sectors. However, this was partially counteracted by positive stock selections in the utilities sector. Within the consumer discretionary sector, stock selections in the hotel, restaurants, and leisure and auto components industries were the primary detractors. In contrast, stock selections in the electric utilities and gas utilities industries contributed positively to the Fund’s performance. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

5

Performance Summary and Commentary

Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund

Portfolio Managers  |  James R. McBride, CFA®, is Lead Portfolio Manager, and Timothy L. Miller, CFA® is Co-Portfolio Manager of the Carillon Scout Small Cap Fund (the “Fund”). Messrs. McBride and Miller have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. McBride was Co-Portfolio Manager of the fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the fund’s predecessor from 2015 to 2017. Mr. Miller served as Co-Portfolio Manager of the fund’s predecessor from 2013 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 4.55%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned 6.40%. Small cap stocks posted modest gains during the trailing 12-month period ended October 31, 2019. From a style perspective, growth bested value during the period as the Russell 2000 Growth Index which was up 6.4%, double the performance of the Russell 2000 Value Index, which was up 3.2% during the trailing 12-months ended October 31, 2019. Within Growth, returns varied substantially. The largest laggard from an allocation standpoint was a result of strong returns within the nominally weighted utilities sector (up 33.5%) as the Fund does not invest in companies within that sector because they do not meet the Fund’s investment criteria. Strong returns were also seen in the information technology sector (up 21.8%) and the Fund benefited from an overweight position and strong security selection within this sector. The Fund’s performance was impacted negatively by stock selection, in the industrials sector; however, this was partially offset by positive stock selection in the information technology, consumer staples, and financials sectors. Within the information technology sector, the Fund benefited from stock selections in the software and semiconductors and semiconductor equipment industries in particular. In contrast, stock selections in the machinery, construction and engineering and commercial services and supplies industries within the Industrials sector detracted from Fund performance. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Co- Portfolio Managers of the Carillon Reams Core Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Messrs. Fink and Thompson served as Co-Portfolio Managers of the fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Co-Portfolio Managers of the fund’s predecessor from 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 11.64%, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.51%. The beginning of the fiscal year was marked by sharp underperformance in risk assets as the Federal Reserve Board (Fed) communicated they were likely to raise rates and plans to reduce the Fed’s balance sheet appeared to be on “auto pilot”. When economic growth began to slow globally near the 2018 calendar year end, in part as a result of heightened trade war concerns, the Fed reversed course. First indicating a pause in rate increases, then outright rate interest rate declines. This sparked a U.S. stock-market rally in the first half of the 2019 calendar year as it was perceived that the Fed would “save the day”. Yield curve shape was also significantly impacted by investors’ expectations of Fed actions, briefly becoming inverted between the 2-year Treasury Yield and the 10-year Treasury Yield. This inversion has historically been an indicator of a future recession. While a recession may yet occur, we believe that it is more likely the case that the brief inversion and response from the Fed could have averted such an unfortunate event. Eventually, trade war tensions and concerns about the United Kingdom withdrawing from the European Union (“Brexit”) moderated investor optimism generated by a dovish turn by the Fed, but despite this, valuations ended the year at what we view as elevated levels. The main contributors to the Fund’s performance, relative to the benchmark, were the Fund’s yield curve positioning with an underweight to the underperforming long end of the curve as well as an elevated weight in investment grade credit when this sector outperformed, particularly in the first several months of the calendar year. Security selection in agency mortgage backed bonds hurt the Fund’s performance as an increase in Treasury yield volatility hurt this sector. The Fund’s underweight position in the government issued bonds also detracted from performance after this sector outperformed. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

6

Performance Summary and Commentary

Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®,and Jason Hoyer, CFA® are Co- Portfolio Managers of the Carillon Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor from its inception in 1996 to 2017. Messrs. Fink, Thompson, Vincent and Holland served as Co-Portfolio Managers of the fund’s predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 12.32%, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.51%. The beginning of the fiscal year was marked by sharp underperformance in risk assets as the Federal Reserve (Fed) communicated they were likely to raise rates and plans to reduce the Fed’s balance sheet were on “auto pilot”. When economic growth began to slow globally near the calendar year end, in part as a result of heightened trade war concerns, the Fed felt the need to reverse course. First indicating a pause in rate increases, then outright rate declines. This sparked a U.S. stock market rally in the first half of the calendar year as it was perceived that the Fed would “save the day”. Yield curve shape was also significantly impacted by investors’ expectations of Fed actions, briefly becoming inverted between the 2-year Treasury Yield and the 10-year Treasury Yield. This inversion has historically been an indicator of a future recession. While a recession may yet occur, more than likely, the brief inversion and response from the Fed may avoid such an unfortunate event. Eventually, trade war tensions and concerns about the United Kingdom withdrawing from the European Union (“Brexit”) moderated investor optimism generated by a dovish turn by the Fed, but despite this, valuations ended the year at what we view as elevated levels. The main contributors to the Fund’s performance, relative to the benchmark, were the slightly longer duration position as well as an elevated weight in high yield credit when this sector outperformed in the first several months of the calendar year. Security selection in agency mortgage backed bonds hurt the Fund’s performance as an increase in Treasury yield volatility hurt this sector. The Fund’s underweight position in the government issued bonds also detracted from performance after this sector outperformed. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Co- Portfolio Managers of the Carillon Reams Unconstrained Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, and Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Messrs. Fink, Thompson and Vincent served as Co-Portfolio Managers of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Co-Portfolio Manager of the fund’s predecessor from 2014 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2019, the Fund’s Class I shares returned 8.31%, outperforming its benchmark index, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index, which returned 2.68%. The beginning of the fiscal year was marked by sharp underperformance in risk assets as the Federal Reserve (Fed) communicated they were likely to raise rates and plans to reduce the Fed’s balance sheet were on “auto pilot”. When economic growth began to slow globally near the calendar year end, in part as a result of heightened trade war concerns, the Fed felt the need to reverse course. First indicating a pause in rate increases, then outright rate declines. This sparked a U.S. stock market rally in the first half of the calendar year as it was perceived that the Fed would “save the day”. Yield curve shape was also significantly impacted by investors’ expectations of Fed actions, briefly becoming inverted between the 2-year Treasury Yield and the 10-year Treasury Yield. This inversion has historically been an indicator of a future recession. While a recession may yet occur, more than likely, the brief inversion and response from the Fed may avoid such an unfortunate event. Eventually, trade war tensions and concerns about the United Kingdom withdrawing from the European Union (“Brexit”) moderated investor optimism generated by a dovish turn by the Fed, but despite this, valuations ended the year at what we view as elevated levels. The main contributors to the Fund’s performance, relative to the benchmark, were the longer duration position as interest rates declined, as well as an elevated weight in high yield and investment grade credit when these sectors outperformed, particularly in the first several months of the calendar year. Positions in Treasury Inflation Protected Securities (TIPS) and Commercial Mortgage-Backed Securities (CMBS) also contributed to the Fund’s performance. As you review this summary and the Growth of a $100,000 investment table, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carilontower.com. Returns discussed are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

7

Growth of a $100,000 Investment

Carillon ClariVest Capital Appreciation Fund from 10/31/09 to 10/31/19 (a)

Carillon ClariVest International Stock Fund from 2/28/13 to 10/31/19 (a)

Carillon Cougar Tactical Allocation Fund from 12/31/15 to 10/31/19 (a)

Carillon Eagle Growth & Income Fund from 10/31/09 to 10/31/19 (a)

Carillon Eagle Mid Cap Growth Fund from 10/31/09 to 10/31/19 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2019, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2019, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

8

Growth of a $100,000 Investment

Carillon Eagle Small Cap Growth Fund from 10/31/09 to 10/31/19 (a)

Carillon Scout International Fund from 10/31/09 to 10/31/19 (a)

Carillon Scout Mid Cap Fund from 10/31/09 to 10/31/19 (a)

Carillon Scout Small Cap Fund from 10/31/09 to 10/31/19 (a)

Carillon Reams Core Bond Fund from 10/31/09 to 10/31/19 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2019, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2019, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

9

Growth of a $100,000 Investment

Carillon Reams Core Plus Bond Fund from 10/31/09 to 10/31/19 (a)

Carillon Reams Unconstrained Bond Fund from 9/29/11 to 10/31/19 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2019, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2019, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

10

Description of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant three-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

The MSCI ACWI® Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries. With 2,484 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

11

Investment Portfolios

10.31.2019

CARILLON CLARIVEST CAPITAL APPRECIATION FUND
COMMON STOCKS—99.0%	Shares	Value
Aerospace & defense—2.2%
Northrop Grumman Corp.	10,200	$ 3,595,296
The Boeing Co.	13,300	4,520,803
United Technologies Corp.	28,800	4,135,104

Airlines—1.6%
Delta Air Lines, Inc.	42,500	2,340,900
United Airlines Holdings, Inc.*	72,500	6,585,900

Beverages—1.2%
Keurig Dr Pepper, Inc.	102,300	2,880,768
The Coca-Cola Co.	73,700	4,011,491

Biotechnology—3.4%
AbbVie, Inc.	88,800	7,064,040
Amgen, Inc.	42,100	8,977,825
Celgene Corp.*	27,300	2,949,219

Commercial services & supplies—0.7%
Copart, Inc.*	47,000	3,884,080

Communications equipment—1.1%
Cisco Systems, Inc.	131,400	6,242,814

Consumer finance—0.7%
Capital One Financial Corp.	43,600	4,065,700

Electronic equipment, instruments & components—0.7%
Keysight Technologies, Inc.*	36,400	3,673,124

Entertainment—0.6%
The Walt Disney Co.	27,400	3,559,808

Equity real estate investment trusts (REITs)—3.7%
American Tower Corp.	38,000	8,287,040
Medical Properties Trust, Inc.	141,532	2,933,958
Omega Healthcare Investors, Inc.	63,000	2,774,520
Public Storage	18,600	4,145,196
Realty Income Corp.	29,700	2,429,163

Food & staples retailing—1.3%
Wal-Mart, Inc.	61,000	7,152,860

Food products—1.1%
Tyson Foods, Inc., Class A	73,200	6,060,228

Health care equipment & supplies—1.4%
Stryker Corp.	12,200	2,638,494
The Cooper Companies, Inc.	7,380	2,147,580
Zimmer Biomet Holdings, Inc.	20,000	2,764,600

Health care providers & services—4.2%
Centene Corp.*	75,640	4,014,971
Laboratory Corp. of America Holdings*	16,000	2,636,320
UnitedHealth Group, Inc.	64,900	16,400,230

Health care technology—0.6%
Veeva Systems, Inc., Class A*	21,800	3,091,894

Hotels, restaurants & leisure—2.3%
Starbucks Corp.	125,300	10,595,368
Wyndham Destinations, Inc.	49,500	2,297,295

Household durables—1.6%
Lennar Corp., Class A	70,400	4,195,840
PulteGroup, Inc.	113,700	4,461,588

Household products—1.0%
The Procter & Gamble Co.	43,900	5,465,989

COMMON STOCKS—99.0%	Shares	Value
Interactive media & services—9.1%
Alphabet, Inc., Class A*	13,014	$ 16,382,023
Alphabet, Inc., Class C*	12,912	16,270,540
Facebook, Inc., Class A*	76,200	14,603,730
Twitter, Inc.*	93,000	2,787,210

Internet & direct marketing retail—4.7%
Amazon.com, Inc.*	14,700	26,116,902

IT services—13.5%
Booz Allen Hamilton Holding Corp.	39,200	2,758,504
Euronet Worldwide, Inc.*	17,500	2,451,225
Fidelity National Information Services, Inc.	51,928	6,842,033
Fiserv, Inc.*	77,700	8,247,078
FleetCor Technologies, Inc.*	11,600	3,412,952
Global Payments, Inc.	23,300	3,941,894
MasterCard, Inc., Class A	63,030	17,447,335
PayPal Holdings, Inc.*	89,900	9,358,590
Visa, Inc., Class A	113,000	20,211,180

Life sciences tools & services—1.6%
Thermo Fisher Scientific, Inc.	28,900	8,727,222

Machinery—1.4%
Cummins, Inc.	14,200	2,449,216
Ingersoll-Rand PLC	39,900	5,062,911

Media—2.0%
Comcast Corp., Class A	197,200	8,838,504
Discovery, Inc., Class A*	84,408	2,275,218

Multiline retail—1.1%
Target Corp.	55,000	5,880,050

Pharmaceuticals—2.1%
Eli Lilly & Co.	20,700	2,358,765
Merck & Co., Inc.	106,300	9,211,958

Real estate management & development—1.0%
CBRE Group, Inc., Class A*	107,585	5,761,177

Semiconductors & semiconductor equipment—5.8%
Broadcom, Inc.	16,400	4,802,740
Intel Corp.	49,700	2,809,541
KLA Corp.	29,700	5,020,488
Lam Research Corp.	13,900	3,767,456
Micron Technology, Inc.*	61,300	2,914,815
Teradyne, Inc.	88,200	5,399,604
Texas Instruments, Inc.	62,400	7,362,576

Software—14.2%
Adobe, Inc.*	28,400	7,893,212
Microsoft Corp.	336,400	48,229,668
salesforce.com, Inc.*	52,100	8,153,129
SS&C Technologies Holdings, Inc.	53,200	2,766,932
Synopsys, Inc.*	66,300	9,000,225
The Trade Desk, Inc., Class A*	13,500	2,710,800

Specialty retail—4.8%
Advance Auto Parts, Inc.	20,200	3,282,096
AutoZone, Inc.*	4,500	5,149,710
Ross Stores, Inc.	39,100	4,288,097
The Home Depot, Inc.	59,000	13,840,220

Technology hardware, storage & peripherals—7.5%
Apple, Inc.	166,166	41,335,454

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)
COMMON STOCKS—99.0%	Shares	Value
Trading companies & distributors—0.8%
United Rentals, Inc.*	31,900	$ 4,260,883
Total common stocks (cost $347,356,164)		547,363,869

Total investment portfolio (cost $347,356,164)—99.0%		547,363,869

Other assets in excess of liabilities—1.0%		5,445,844

Total net assets—100.0%		$552,809,713

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	42.8%
Consumer discretionary	14.5%
Health care	13.2%
Communication services	11.7%
Industrials	6.7%
Real estate	4.8%
Consumer staples	4.6%
Financials	0.7%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—97.2%	Shares	Value
Australia—3.9%
Austal Ltd.	20,531	$59,111
BHP Group Ltd.	2,120	51,966
Fortescue Metals Group Ltd.	10,812	66,176
Goodman Group	9,910	98,399
OZ Minerals Ltd.	13,870	96,777
Resolute Mining Ltd.*	37,095	31,075
Sandfire Resources NL	13,667	54,585
St Barbara Ltd.	13,906	26,828

Belgium—0.6%
Anheuser-Busch InBev S.A./N.V.	273	22,036
UCB S.A.	682	54,968

Denmark—2.7%
Carlsberg A/S, Class B	486	68,441
GN Store Nord A/S	866	38,098
H Lundbeck A/S	1,456	49,752
Novo Nordisk A/S, Class B	1,957	107,613
Royal Unibrew A/S	812	66,616

Finland—0.5%
Neste OYJ	1,736	62,726

France—11.1%
Air France-KLM*	9,985	119,026
AXA S.A.	4,718	124,891
Cie Generale des Etablissements Michelin	905	110,190
Eiffage S.A.	1,098	117,932
ENGIE S.A.	7,007	117,331
Pernod Ricard S.A.	341	62,994

COMMON STOCKS—97.2%	Shares	Value
France (cont’d)
Peugeot S.A.	8,429	$ 213,474
Publicis Groupe S.A.	1,775	76,393
Safran S.A.	546	86,481
Sanofi	1,691	155,889
Societe Generale S.A.	1,876	53,351
VINCI S.A.	1,231	138,114

Germany—7.7%
Allianz SE	1,278	312,117
Bayer AG	469	36,383
Deutsche Telekom AG	3,284	57,784
HeidelbergCement AG	837	62,054
Merck KGaA	1,065	127,019
ProSiebenSat.1 Media SE	8,344	123,212
SAP SE	1,259	166,819
TAG Immobilien AG*	2,808	68,239

Hong Kong—0.4%
Wheelock and Co. Ltd.	8,000	49,477

Israel—1.2%
Israel Discount Bank Ltd., Class A	32,640	149,159

Italy—4.6%
Atlantia SpA	1,585	39,159
Enel SpA	38,655	299,590
Eni SpA	5,739	87,066
Leonardo SpA	11,967	139,028

Japan—22.8%
Asahi Group Holdings Ltd.	2,700	135,209
Central Glass Co. Ltd.	2,200	53,028
Chubu Electric Power Co., Inc.	4,100	61,509
Cosmo Energy Holdings Co. Ltd.	1,300	27,800
Hitachi Ltd.	5,300	197,809
Hokkaido Electric Power Co., Inc.	6,900	36,215
ITOCHU Corp.	11,700	244,622
Kajima Corp.	4,000	54,970
KDDI Corp.	5,100	141,123
Marubeni Corp.	30,100	211,846
Mitsubishi Corp.	2,700	68,673
Mitsubishi UFJ Financial Group, Inc.	23,100	119,757
Morinaga Milk Industry Co. Ltd.	1,300	50,542
NEC Corp.	4,100	162,485
NichiiGakkan Co. Ltd.	2,200	37,300
Nichi-iko Pharmaceutical Co. Ltd.	2,700	31,636
Nihon Unisys Ltd.	1,300	42,912
Nippon Suisan Kaisha Ltd.	6,900	39,517
Nippon Telegraph & Telephone Corp.	5,300	263,107
Nipro Corp.	4,100	48,075
NS Solutions Corp.	2,700	91,795
Ricoh Co. Ltd.	6,900	61,449
Sawai Pharmaceutical Co. Ltd.	1,300	73,355
Sekisui House Ltd.	2,300	49,598
Showa Denko KK	3,600	101,005
Sojitz Corp.	13,600	42,807
Sony Corp.	2,700	164,347
Sumitomo Corp.	5,100	82,836
The Hiroshima Bank Ltd.	5,500	28,035
Toyota Motor Corp.	1,300	90,195

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2019

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—97.2%	Shares	Value
Netherlands—7.3%
Aegon N.V.	11,806	$ 51,218
ASM International N.V.	715	72,087
ASR Nederland N.V.	832	30,500
Constellium SE*	3,500	46,655
Koninklijke Ahold Delhaize N.V.	5,592	139,353
Koninklijke Philips N.V.	3,265	143,249
NN Group N.V.	5,166	197,119
NXP Semiconductors N.V.	1,900	215,992

Norway—0.2%
Austevoll Seafood ASA	2,782	28,093

Singapore—0.2%
Yanlord Land Group Ltd.	27,200	24,142

Spain—2.2%
Almirall S.A.	1,757	33,000
Banco Bilbao Vizcaya Argentaria S.A.	8,371	44,089
Banco Santander S.A.	12,339	49,545
Iberdrola S.A.	10,453	107,446
Repsol S.A.	2,535	41,776

Sweden—4.5%
Essity AB, Class B	5,303	165,670
SSAB AB, Class B	8,971	22,600
Telefonaktiebolaget LM Ericsson, Class B	20,399	178,262
Volvo AB, Class B	12,889	193,152

Switzerland—11.4%
Nestle S.A.	2,722	291,203
Novartis AG	3,722	325,211
Roche Holding AG	1,187	357,235
Straumann Holding AG	95	84,881
Swiss Life Holding AG	386	193,315
UBS Group AG	4,270	50,536
Zurich Insurance Group AG	259	101,450

United Kingdom—15.9%
3i Group PLC	8,948	130,756
Ashtead Group PLC	6,019	183,254
Aviva PLC	13,674	73,704
Barclays PLC	46,220	100,255
Bellway PLC	990	40,520
BP PLC	15,205	96,421
British American Tobacco PLC	2,797	97,828
Coca-Cola European Partners PLC	1,575	84,278
Diageo PLC	3,516	143,914
Electrocomponents PLC	5,467	48,236
GlaxoSmithKline PLC	10,919	250,100
Halma PLC	2,488	60,372
Hammerson PLC	13,962	52,451
Imperial Brands PLC	2,250	49,355
Lloyds Banking Group PLC	100,633	74,027
Redrow PLC	4,839	37,724
Rio Tinto PLC	1,554	80,904
Royal Dutch Shell PLC, Class B	4,379	126,115
Standard Chartered PLC	8,793	79,787
Tesco PLC	49,802	152,024
Total common stocks (cost $10,907,908)		12,011,700

PREFERRED STOCKS—1.2%	Shares	Value
Germany—1.2%
Volkswagen AG	799	$ 151,894
Total preferred stocks (cost $138,944)		151,894

EXCHANGE TRADED FUNDS—1.1%
United States—1.1%
iShares MSCI EAFE ETF	1,900	128,098
Total exchange traded funds (cost $123,733)		128,098
Total investment portfolio (cost $11,170,585)—99.5%		12,291,692

Other assets in excess of liabilities—0.5%		60,714

Total net assets—100.0%		$12,352,406

* Non-income producing security

ETF—Exchange Traded Fund

Sector allocation (unaudited)
Sector	Percent of net assets
Financials	15.9%
Health care	15.8%
Industrials	14.8%
Consumer staples	12.9%
Information technology	10.5%
Consumer discretionary	6.9%
Communication services	5.4%
Materials	5.2%
Utilities	5.0%
Energy	3.6%
Real estate	2.4%
Exchange traded funds	1.1%

CARILLON COUGAR TACTICAL ALLOCATION FUND
EXCHANGE TRADED FUNDS—95.5% (a)
Equity—20.3%
iShares Core MSCI EAFE ETF	20,663	$ 1,306,521
iShares Core S&P 500 ETF	8,465	2,581,571
iShares Core S&P Small-Cap ETF	16,335	1,297,326

Fixed Income—75.2%
iShares 1-3 Year Treasury Bond ETF	43,542	3,698,893
iShares Core U.S. Aggregate Bond ETF	104,464	11,820,102
iShares iBoxx High Yield Corporate Bond ETF	14,305	1,241,817
iShares Short Treasury Bond ETF	22,299	2,468,945
Total exchange traded funds (cost $22,986,276)		24,415,175

Total investment portfolio (cost $22,986,276)—95.5%		24,415,175

Other assets in excess of liabilities—4.5%		1,137,929

Total net assets—100.0%		$ 25,553,104

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON COUGAR TACTICAL ALLOCATION FUND (cont’d)

ETF—Exchange Traded Fund

(a) A copy of the financial statements for each underlying fund in which this Fund invests can be obtained by visiting www.sec.gov.

Asset allocation (unaudited)

Asset class	Percent of net assets
Fixed Income	75.2%
Equity	20.3%

CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS—97.2%	Shares	Value
Aerospace & defense—3.7%
Lockheed Martin Corp.	83,898	$31,602,699

Banks—9.4%
JPMorgan Chase & Co.	255,282	31,889,828
The PNC Financial Services Group, Inc.	173,092	25,392,596
Wells Fargo & Co.	446,637	23,059,868

Beverages—6.0%
PepsiCo, Inc.	167,267	22,944,014
The Coca-Cola Co.	510,073	27,763,274

Communications equipment—3.3%
Cisco Systems, Inc.	582,743	27,686,120

Diversified telecommunication services—3.7%
Verizon Communications, Inc.	524,708	31,729,093

Electric utilities—2.2%
Evergy, Inc.	298,431	19,072,725

Entertainment—3.1%
Cinemark Holdings, Inc.	713,040	26,097,264

Equity real estate investment trusts (REITs)—6.9%
Camden Property Trust	112,665	12,885,496
Crown Castle International Corp.	178,248	24,739,040
Prologis, Inc.	243,440	21,364,294

Food & staples retailing—2.6%
Sysco Corp.	275,011	21,965,129

Health care equipment & supplies—4.9%
Abbott Laboratories	203,255	16,994,150
Medtronic PLC	229,560	24,999,084

Hotels, restaurants & leisure—5.2%
Carnival Corp.	406,848	17,449,711
McDonald’s Corp.	134,147	26,386,715

Household products—3.9%
The Procter & Gamble Co.	264,556	32,939,868

Industrial conglomerates—3.8%
Honeywell International, Inc.	187,482	32,383,766

Insurance—1.9%
Chubb Ltd.	107,975	16,457,549

IT services—2.9%
Automatic Data Processing, Inc.	152,312	24,709,576

COMMON STOCKS—97.2%	Shares	Value

Media—2.0%
Comcast Corp., Class A	373,619	$16,745,604

Multi-utilities—2.4%
Sempra Energy	143,904	20,795,567

Oil, gas & consumable fuels—6.3%
Chevron Corp.	258,792	30,056,103
TOTAL S.A., Sponsored ADR	447,868	23,571,293

Pharmaceuticals—9.1%
Eli Lilly & Co.	148,723	16,946,986
Johnson & Johnson	125,413	16,559,532
Merck & Co., Inc.	244,180	21,160,639
Pfizer, Inc.	589,906	22,634,693

Road & rail—3.2%
Union Pacific Corp.	162,320	26,857,467

Semiconductors & semiconductor equipment—2.4%
Texas Instruments, Inc.	172,187	20,316,344

Software—4.7%
Microsoft Corp.	278,504	39,929,118

Specialty retail—3.6%
The Home Depot, Inc.	131,168	30,769,389
Total common stocks (cost $581,408,834)		826,854,594

Total investment portfolio (cost $581,408,834)—97.2%		826,854,594

Other assets in excess of liabilities—2.8%		23,823,973

Total net assets—100.0%		$850,678,567

ADR—American Depositary Receipt

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	14.0%
Information technology	13.2%
Consumer staples	12.4%
Financials	11.4%
Industrials	10.7%
Consumer discretionary	8.8%
Communication services	8.8%
Real estate	6.9%
Energy	6.3%
Utilities	4.7%

CARILLON EAGLE MID CAP GROWTH FUND
COMMON STOCKS—99.3%	Shares	Value
Aerospace & defense—2.5%
Hexcel Corp.	775,804	$57,890,494
L3Harris Technologies, Inc.	403,122	83,168,100

Auto components—0.8%
Aptiv PLC	521,722	46,720,205

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2019

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.3%	Shares	Value
Beverages—1.9%
Constellation Brands, Inc., Class A	278,047	$52,920,686
Monster Beverage Corp.*	1,010,239	56,704,715

Biotechnology—2.7%
Bluebird Bio, Inc.*	224,006	18,144,486
Exact Sciences Corp.*	526,952	45,844,824
Incyte Corp.*	354,257	29,729,247
Sage Therapeutics, Inc.*	227,166	30,815,068
Sarepta Therapeutics, Inc.*	339,743	28,219,054

Building products—2.1%
A.O. Smith Corp.	1,023,920	50,868,345
Fortune Brands Home & Security, Inc.	1,108,717	66,578,456

Capital markets—5.4%
LPL Financial Holdings, Inc.	515,610	41,681,913
MarketAxess Holdings, Inc.	229,510	84,595,091
Moody’s Corp.	317,665	70,105,489
Morningstar, Inc.	252,885	40,926,908
MSCI, Inc.	297,729	69,835,314

Chemicals—2.0%
Albemarle Corp.(a)	505,903	30,728,548
Corteva, Inc.	1,668,187	44,006,773
Huntsman Corp.	1,743,164	38,576,220

Commercial services & supplies—4.1%
IAA, Inc.*	1,057,789	40,354,650
Ritchie Bros Auctioneers, Inc.	1,248,410	51,334,619
Waste Connections, Inc.	1,504,606	139,025,595

Construction materials—1.4%
Martin Marietta Materials, Inc.	294,663	77,175,186

Containers & packaging—0.9%
Ball Corp.	700,106	48,986,417

Distributors—1.8%
Pool Corp.	504,835	104,702,779

Diversified consumer services—1.3%
Bright Horizons Family Solutions, Inc.*	372,200	55,279,144
ServiceMaster Global Holdings, Inc.*	419,344	16,933,111

Electronic equipment, instruments & components—7.0%
Amphenol Corp., Class A	618,701	62,074,271
Cognex Corp.	1,482,358	76,326,613
Coherent, Inc.*	341,278	50,823,120
FLIR Systems, Inc.	1,317,092	67,909,264
IPG Photonics Corp.*	278,648	37,416,854
Keysight Technologies, Inc.*	1,009,431	101,861,682

Energy equipment & services—1.3%
Baker Hughes Co.	1,929,426	41,289,717
National Oilwell Varco, Inc.	1,311,460	29,665,225

Entertainment—1.0%
Lions Gate Entertainment Corp., Class A*	2,070,055	16,539,739
Take-Two Interactive Software, Inc.*	334,711	40,282,469

Equity real estate investment trusts (REITs)—2.6%
SBA Communications Corp.	604,128	145,383,403

Health care equipment & supplies—6.3%
Align Technology, Inc.*	234,386	59,133,244
DENTSPLY SIRONA, Inc.	720,855	39,488,437
DexCom, Inc.*	281,726	43,453,418
IDEXX Laboratories, Inc.*	267,606	76,270,386

COMMON STOCKS—99.3%	Shares	Value

Health care equipment & supplies (cont’d)
Insulet Corp.*	258,424	$37,554,176
Masimo Corp.*	317,034	46,220,387
Teleflex, Inc.	157,767	54,809,833

Health care providers & services—1.7%
Centene Corp.*	854,585	45,361,372
Chemed Corp.	100,708	39,669,888
Guardant Health, Inc.*	155,307	10,793,837

Health care technology—1.6%
Cerner Corp.	774,151	51,961,015
Veeva Systems, Inc., Class A*	283,942	40,271,494

Hotels, restaurants & leisure—4.4%
Caesars Entertainment Corp.*	6,522,921	80,101,470
Chipotle Mexican Grill, Inc.*	81,316	63,276,859
Royal Caribbean Cruises Ltd.	457,466	49,786,025
Vail Resorts, Inc.	250,342	58,171,970

Household durables—0.8%
Lennar Corp., Class A	722,492	43,060,523

Interactive media & services—3.5%
IAC/InterActiveCorp*	323,411	73,495,150
Pinterest, Inc., Class A*	1,962,386	49,334,384
Twitter, Inc.*	2,557,256	76,640,962

IT services—6.6%
Fidelity National Information Services, Inc.	556,701	73,350,924
FleetCor Technologies, Inc.*	95,040	27,962,669
Global Payments, Inc.	413,714	69,992,134
Perspecta, Inc.	2,413,810	64,062,517
Shopify, Inc., Class A*	134,356	42,130,011
Square, Inc., Class A*	835,376	51,317,148
WEX, Inc.*	227,031	42,949,725

Life sciences tools & services—1.9%
Avantor, Inc.*	1,579,659	22,446,954
IQVIA Holdings, Inc.*	383,817	55,430,851
PRA Health Sciences, Inc.*	306,545	29,952,512

Machinery—0.8%
Wabtec Corp.	689,147	47,806,127

Media—1.3%
Sirius XM Holdings, Inc. (a)	11,177,628	75,113,660

Multiline retail—1.7%
Dollar Tree, Inc.*	892,008	98,477,683

Oil, gas & consumable fuels—0.8%
Diamondback Energy, Inc.	557,151	47,781,270

Pharmaceuticals—1.5%
Zoetis, Inc.	687,538	87,949,861

Professional services—3.6%
IHS Markit Ltd.*	1,396,215	97,762,974
TransUnion	1,288,403	106,447,856

Road & rail—0.8%
Old Dominion Freight Line, Inc.	252,007	45,885,434

Semiconductors & semiconductor equipment—5.2%
Advanced Micro Devices, Inc.*	2,688,915	91,234,886
Marvell Technology Group Ltd.	1,484,142	36,198,223
Maxim Integrated Products, Inc.	1,044,067	61,244,970
Microchip Technology, Inc.	765,999	72,226,046
Xilinx, Inc.	350,796	31,831,229

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.3%
Software—11.4%
Autodesk, Inc.*	252,749	$37,245,093
Elastic NV*	471,436	33,948,106
PTC, Inc.*	523,916	35,055,220
RingCentral, Inc., Class A*	499,851	80,735,934
ServiceNow, Inc.*	386,051	95,454,970
Slack Technologies, Inc., Class A* (a)	1,242,048	27,325,056
Splunk, Inc.*	746,320	89,528,547
Synopsys, Inc.*	688,709	93,492,247
Tyler Technologies, Inc.*	340,370	91,396,152
Zendesk, Inc.*	868,891	61,387,149

Specialty retail—3.1%
AutoZone, Inc.*	59,287	67,846,857
Burlington Stores, Inc.*	577,172	110,915,143

Textiles, apparel & luxury goods—2.0%
Canada Goose Holdings, Inc.* (a)	913,537	38,213,253
Lululemon Athletica, Inc.*	380,168	77,656,917

Trading companies & distributors—1.5%
United Rentals, Inc.*	302,220	40,367,525
W.W. Grainger, Inc.	143,959	44,460,298

Total common stocks (cost $4,448,743,001)		5,634,862,755

MONEY MARKET FUNDS—1.3%
First American Government Obligations Fund—Class X, 1.74%#	73,593,957	73,593,957

Total money market funds (cost $73,593,957)		73,593,957

Total investment portfolio (cost $4,522,336,958)—100.6%		5,708,456,712

Liabilities in excess of other assets—(0.6)%		(32,614,048)

Total net assets—100.0%		$5,675,842,664

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $70,260,726 or 1.2% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	30.1%
Consumer discretionary	16.1%
Health care	15.7%
Industrials	15.4%
Communication services	5.8%
Financials	5.4%
Materials	4.2%
Real estate	2.6%
Energy	2.1%
Consumer staples	1.9%
Money market funds	1.3%

CARILLON EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—100.1%	Shares	Value
Aerospace & defense—3.5%
Aerojet Rocketdyne Holdings, Inc.*	1,592,909	$68,861,456
Hexcel Corp.	1,027,847	76,697,943

Auto components—0.4%
Fox Factory Holding Corp.*	266,083	16,215,098

Banks—1.2%
Glacier Bancorp, Inc.	1,175,802	49,759,941

Beverages—0.3%
The Boston Beer Co., Inc., Class A*	29,851	11,178,005

Biotechnology—12.2%
ACADIA Pharmaceuticals, Inc.*	715,382	30,339,351
Acceleron Pharma, Inc.*	657,640	29,508,307
Amicus Therapeutics, Inc.*	1,859,320	15,674,068
Arena Pharmaceuticals, Inc.*	665,583	32,423,876
ArQule, Inc.*	2,396,935	24,233,013
Atara Biotherapeutics, Inc.*	1,220,241	13,325,032
Biohaven Pharmaceutical Holding Co. Ltd.*	690,417	31,703,949
Blueprint Medicines Corp.*	566,166	38,974,867
Dicerna Pharmaceuticals, Inc.*	1,120,359	18,474,720
Exact Sciences Corp.*	302,764	26,340,468
Genomic Health, Inc.*	356,393	23,764,285
Global Blood Therapeutics, Inc.*	307,452	14,742,323
Halozyme Therapeutics, Inc.*	1,052,974	16,131,562
Insmed, Inc.*	1,046,301	19,450,735
Kura Oncology, Inc.*	1,502,217	22,503,211
Ligand Pharmaceuticals, Inc.*	224,422	24,419,358
Progenics Pharmaceuticals, Inc.*	3,948,024	20,964,007
Ra Pharmaceuticals, Inc.*	693,726	32,653,683
Repligen Corp.*	340,745	27,085,820
Sage Therapeutics, Inc.*	173,482	23,532,833
uniQure N.V.*	315,456	15,785,418

Building products—3.2%
Builders FirstSource, Inc.*	3,048,889	68,935,380
Trex Co., Inc.*	716,668	62,987,951

Capital markets—0.8%
PJT Partners, Inc., Class A	777,634	32,295,140

Chemicals—3.5%
Quaker Chemical Corp.	683,441	104,484,460
Sensient Technologies Corp.	619,608	38,762,677

Commercial services & supplies—2.9%
IAA, Inc.*	512,011	19,533,219
Ritchie Bros Auctioneers, Inc.	1,436,989	59,088,988
The Brink’s Co.	495,004	42,055,540

Communications equipment—1.1%
Lumentum Holdings, Inc.*	694,857	43,539,740

Construction materials—1.2%
Summit Materials, Inc., Class A*	2,180,026	49,987,996

Consumer finance—1.0%
FirstCash, Inc.	480,226	40,526,272

Distributors—0.9%
Pool Corp.	180,444	37,424,086

Diversified consumer services—0.7%
Chegg, Inc.*	885,161	27,139,036

Electrical equipment—0.9%
Thermon Group Holdings, Inc.*	1,616,313	38,516,739

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2019

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—100.1%	Shares	Value
Electronic equipment, instruments & components—4.9%
Cognex Corp.	1,310,663	$67,486,038
Coherent, Inc.*	388,832	57,904,861
II-VI, Inc.*	650,000	21,547,500
IPG Photonics Corp.*	251,516	33,773,568
Littelfuse, Inc.	115,457	20,270,786

Equity real estate investment trusts (REITs)—1.7%
EastGroup Properties, Inc.	155,416	20,817,973
Seritage Growth Properties, Class A(a)	1,169,447	50,859,250

Food & staples retailing—1.4%
Casey’s General Stores, Inc.	251,505	42,959,569
Grocery Outlet Holding Corp.*	521,542	16,637,190

Food products—1.1%
Freshpet, Inc.*	554,828	28,995,311
The Simply Good Foods Co.*	690,142	16,936,085

Health care equipment & supplies—7.3%
CONMED Corp.	156,532	17,221,651
Haemonetics Corp.*	424,133	51,205,577
Insulet Corp.*	265,663	38,606,147
Novocure Ltd.*	572,680	41,026,795
NuVasive, Inc.*	459,540	32,415,951
Penumbra, Inc.*	197,677	30,831,682
Quidel Corp.*	397,803	22,634,991
Tandem Diabetes Care, Inc.*	709,019	43,661,390
Wright Medical Group N.V.*	1,046,373	21,764,558

Health care providers & services—2.2%
Amedisys, Inc.*	191,502	24,611,837
AMN Healthcare Services, Inc.*	483,311	28,399,354
BioTelemetry, Inc.*	355,718	14,001,061
HealthEquity, Inc.*	392,041	22,264,008

Health care technology—2.7%
Evolent Health, Inc., Class A*	2,801,065	21,344,115
Omnicell, Inc.*	500,403	35,223,367
Teladoc Health, Inc.*(a)	729,515	55,880,849

Hotels, restaurants & leisure—4.7%
Everi Holdings, Inc.*(b)	4,516,662	45,437,620
Penn National Gaming, Inc.*	2,270,316	48,391,786
Planet Fitness, Inc., Class A*	954,693	60,775,756
Wingstop, Inc.	449,431	37,496,028

Household durables—2.2%
LGI Homes, Inc.*	174,979	13,732,352
Universal Electronics, Inc.*(b)	1,502,697	78,320,567

Insurance—0.6%
eHealth, Inc.*	370,867	25,604,658

IT services—0.8%
EVO Payments, Inc., Class A*	1,124,737	31,976,273

Leisure products—0.8%
YETI Holdings, Inc.*(a)	1,043,900	34,772,309

Life sciences tools & services—1.7%
NeoGenomics, Inc.*	2,002,651	45,920,787
PRA Health Sciences, Inc.*	234,131	22,876,940

Machinery—7.0%
Chart Industries, Inc.*	1,104,556	64,760,118
Graco, Inc.	947,349	42,820,175
John Bean Technologies Corp.	684,254	70,320,784

COMMON STOCKS—100.1%	Shares	Value
Machinery (cont’d)
Kennametal, Inc.	890,978	$27,575,769
Woodward, Inc.	777,879	82,968,574

Media—0.9%
Sinclair Broadcast Group, Inc., Class A	971,180	38,691,811

Oil, gas & consumable fuels—1.1%
Viper Energy Partners LP	1,913,390	46,055,297

Pharmaceuticals—2.6%
Cymabay Therapeutics, Inc.*	2,061,772	9,257,356
Horizon Therapeutics PLC*	1,805,886	52,208,164
Odonate Therapeutics, Inc.*	459,968	14,608,584
Zogenix, Inc.*	693,531	30,966,159

Road & rail—1.6%
Landstar System, Inc.	583,979	66,077,224

Semiconductors & semiconductor equipment—4.3%
Cabot Microelectronics Corp.	252,552	38,165,658
Entegris, Inc.	2,077,267	99,708,816
Silicon Laboratories, Inc.*	367,464	39,039,376

Software—11.2%
Alarm.com Holdings, Inc.*	648,459	32,033,875
Cornerstone OnDemand, Inc.*	1,509,541	88,413,816
Everbridge, Inc.*	314,669	21,872,642
Guidewire Software, Inc.*	616,378	69,490,456
PagerDuty, Inc.*(a)	304,415	6,998,501
Pegasystems, Inc.	1,065,831	80,161,150
Proofpoint, Inc.*	260,387	30,040,848
Q2 Holdings, Inc.*	175,000	12,510,750
RealPage, Inc.*	1,508,001	91,309,461
SailPoint Technologies Holding, Inc.*	1,373,769	26,596,168

Specialty retail—2.7%
Floor & Decor Holdings, Inc., Class A*	922,100	42,259,843
Genesco, Inc.*	516,090	20,050,096
MarineMax, Inc.*(b)	1,861,655	28,762,570
National Vision Holdings, Inc.*	868,076	20,660,209

Textiles, apparel & luxury goods—1.7%
Canada Goose Holdings, Inc.*(a)	479,066	20,039,331
Steven Madden Ltd.	1,172,906	48,300,269

Thrifts & mortgage finance—1.1%
NMI Holdings, Inc., Class A*	1,533,189	44,845,778
Total common stocks (cost $3,159,455,419)		4,122,176,721

MONEY MARKET FUNDS—2.2%
First American Government Obligations Fund—Class X, 1.74%#	91,124,644	91,124,644

Total money market funds (cost $91,124,644)		91,124,644
Total investment portfolio (cost $3,250,580,063)—102.3%		4,213,301,365
Liabilities in excess of other assets—(2.3)%		(95,894,778)

Total net assets—100.0%		$ 4,117,406,587

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $90,547,553 or 2.2% of net assets as of the date of this report.

(b) Affiliated issuer. See Note 4 in the Notes to Financial Statements.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	28.6%
Information technology	22.2%
Industrials	19.2%
Consumer discretionary	14.1%
Materials	4.7%
Financials	4.7%
Consumer staples	2.8%
Money market funds	2.2%
Real estate	1.7%
Energy	1.1%
Communication services	1.0%

CARILLON SCOUT INTERNATIONAL FUND
COMMON STOCKS—92.9%	Shares	Value
Australia—5.5%
BHP Group Ltd., Sponsored ADR(a)	221,799	$10,848,189
Caltex Australia Ltd.	466,996	8,778,891
CSL Ltd.	61,407	10,829,527
Woodside Petroleum Ltd.	386,491	8,565,991

Canada—2.7%
Enbridge, Inc.	223,047	8,121,141
Great-West Lifeco, Inc.	446,896	10,867,876

Denmark—1.6%
Novo Nordisk A/S, Sponsored ADR	201,205	11,110,540

France—9.6%
Air Liquide S.A.	66,358	8,823,031
AXA S.A.	441,001	11,673,837
BNP Paribas S.A.	226,377	11,830,358
Dassault Systemes SE	44,380	6,740,290
Kering S.A.	17,383	9,890,866
L’Oreal S.A.	29,792	8,701,105
TOTAL S.A.	212,870	11,254,060

Germany—10.0%
Allianz SE, Sponsored ADR	506,450	12,362,444
BASF SE	106,892	8,125,846
Continental AG	81,571	10,925,686
Fresenius SE & Co. KGaA	213,157	11,223,841
Muenchener Rueckversicherungs-Gesellschaft AG	39,027	10,843,251
SAP SE, Sponsored ADR	69,934	9,271,850
Siemens AG	78,362	9,042,978

Hong Kong—1.8%
AAC Technologies Holdings, Inc.	2,037,609	13,185,970

Ireland—3.2%
Kerry Group PLC, Class A	71,920	8,695,019
Ryanair Holdings PLC, Sponsored ADR*	186,666	13,932,750

COMMON STOCKS—92.9%	Shares	Value
Japan—13.8%
Astellas Pharma, Inc.	822,619	$ 14,118,358
FANUC Corp.	32,423	6,395,414
JGC Corp.	749,658	10,842,631
Komatsu Ltd.	538,328	12,604,904
Kubota Corp.	669,935	10,640,750
Nitto Denko Corp.	201,480	11,147,026
ORIX Corp.	789,695	12,409,974
SYSMEX Corp.	120,514	7,863,305
Tokyo Electron Ltd.	62,688	12,700,500

Mexico—3.3%
Grupo Financiero Banorte S.A.B. de C.V., Class O	2,512,072	13,735,333
Wal-Mart de Mexico S.A.B. de C.V., Sponsored ADR	340,612	10,218,360

Norway—1.8%
DNB ASA	725,788	13,214,637

Singapore—2.9%
Singapore Telecommunications Ltd.	3,219,925	7,797,229
United Overseas Bank Ltd.	647,975	12,756,971

South Africa—0.7%
MTN Group Ltd.	798,555	4,942,725

Spain—1.6%
Banco Bilbao Vizcaya Argentaria S.A.	2,232,083	11,756,004

Sweden—3.4%
Essity AB, Class B	371,989	11,621,213
Sandvik AB	711,542	12,571,047

Switzerland—9.3%
ABB Ltd.	346,649	7,279,625
Adecco Group AG	213,055	12,665,300
Coca-Cola HBC AG	280,294	8,534,603
Givaudan S.A.	3,170	9,313,258
Nestle S.A., Sponsored ADR	82,217	8,810,374
Novartis AG, Sponsored ADR	92,092	8,052,524
Roche Holding AG	38,725	11,654,520

Taiwan—2.8%
Largan Precision Co. Ltd.	92,500	13,572,929
MediaTek, Inc.	485,930	6,489,526

Turkey—1.7%
Tupras Turkiye Petrol Rafinerileri AS	563,046	12,255,449

United Kingdom—12.4%
British American Tobacco PLC	309,944	10,840,593
Compass Group PLC	410,977	10,941,918
Diageo PLC, Sponsored ADR	60,586	9,928,228
Next PLC	139,933	11,934,418
Prudential PLC, Sponsored ADR	353,500	14,189,490
Reckitt Benckiser Group PLC	126,425	9,782,998
Royal Dutch Shell PLC, Class B, Sponsored ADR	181,689	10,590,652
WPP PLC	852,586	10,639,925

United States—4.8%
Aflac, Inc.	228,506	12,147,379
Credicorp Ltd.	54,930	11,757,217
Mettler-Toledo International, Inc.*	14,658	10,333,011
Total common stocks (cost $450,341,810)		664,695,655

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2019

CARILLON SCOUT INTERNATIONAL FUND (cont’d)
PREFERRED STOCKS—5.4%	Shares	Value
Colombia—1.7%
Bancolombia S.A., Sponsored ADR	231,133	$ 11,991,180

Germany—3.7%
Henkel AG & Co. KGaA, Sponsored ADR	373,058	9,673,394
Volkswagen AG	87,504	16,634,979

Total preferred stocks (cost $21,455,511)		38,299,553

MONEY MARKET FUNDS—1.5%
First American Government Obligations Fund—Class X, 1.74%#	10,640,805	10,640,805
Total money market funds (cost $10,640,805)		10,640,805

Total investment portfolio (cost $482,438,126)—99.8%		713,636,013

Other assets in excess of liabilities—0.2%		1,512,796

Total net assets—100.0%		$715,148,809

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $10,305,777 or 1.4% of net assets as of the date of this report.

ADR—American Depositary Receipt

* Non-income producing security

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)
Sector	Percent of net assets
Financials	24.0%
Consumer staples	13.5%
Industrials	13.4%
Health care	11.9%
Information technology	8.7%
Consumer discretionary	8.4%
Energy	8.3%
Materials	6.8%
Communication services	3.3%
Money market funds	1.5%

CARILLON SCOUT MID CAP FUND
COMMON STOCKS—99.7%	Shares	Value
Aerospace & defense—3.6%
Aerojet Rocketdyne Holdings, Inc.*	278,250	$12,028,747
BWX Technologies, Inc.	416,275	24,185,578
Hexcel Corp.	194,075	14,481,877
Huntington Ingalls Industries, Inc.	69,770	15,744,298
L3Harris Technologies, Inc.	121,342	25,034,068
Textron, Inc.	257,909	11,887,026

COMMON STOCKS—99.7%	Shares	Value
Airlines—1.5%
Alaska Air Group, Inc.	208,075	$14,446,647
JetBlue Airways Corp.*	540,925	10,439,853
Spirit Airlines, Inc.*	444,450	16,693,542

Auto components—0.5%
Lear Corp.	119,450	14,067,627

Automobiles—0.2%
Thor Industries, Inc.	91,200	5,769,312

Banks—2.5%
Citizens Financial Group, Inc.	749,225	26,342,751
First Horizon National Corp.	864,275	13,802,471
Synovus Financial Corp.	754,225	25,545,601
Umpqua Holdings Corp.	361,900	5,725,258

Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.*	117,125	8,574,721
Ionis Pharmaceuticals, Inc.*	178,875	9,966,915

Building products—1.0%
Masco Corp.	260,875	12,065,469
Owens Corning	254,625	15,603,420

Capital markets—1.1%
Evercore, Inc., Class A	270,325	19,906,733
MarketAxess Holdings, Inc.	15,800	5,823,722
Moody’s Corp.	28,675	6,328,286

Chemicals—1.4%
CF Industries Holdings, Inc.	272,757	12,369,530
Huntsman Corp.	917,200	20,297,636
Westlake Chemical Corp.	137,175	8,668,088

Commercial services & supplies—0.7%
Copart, Inc.*	187,200	15,470,208
IAA, Inc.*	134,400	5,127,360

Communications equipment—1.1%
Arista Networks, Inc.*	46,075	11,268,563
Motorola Solutions, Inc.	118,225	19,663,182

Construction materials—2.2%
Eagle Materials, Inc.	214,250	19,569,595
Martin Marietta Materials, Inc.	78,648	20,598,698
Vulcan Materials Co.	159,550	22,794,908

Consumer finance—1.4%
Ally Financial, Inc.	1,340,175	41,049,560

Diversified financial services—0.7%
Voya Financial, Inc.	366,587	19,781,035

Electric utilities—1.0%
Portland General Electric Co.	508,829	28,942,194

Electrical equipment—1.1%
Acuity Brands, Inc.	31,100	3,880,969
Generac Holdings, Inc.*	294,525	28,445,224

Electronic equipment, instruments & components—1.5%
Keysight Technologies, Inc.*	143,125	14,442,744
Zebra Technologies Corp., Class A*	124,075	29,513,720

Energy equipment & services—0.4%
Patterson-UTI Energy, Inc.	1,316,065	10,949,661

Entertainment—1.9%
Live Nation Entertainment, Inc.*	40,400	2,848,200
Roku, Inc.*	157,425	23,172,960

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON SCOUT MID CAP FUND (cont’d)
COMMON STOCKS—99.7%	Shares	Value
Entertainment (cont’d)
Zynga, Inc., Class A*	4,797,700	$29,601,809

Equity real estate investment trusts (REITs)—9.9%
Agree Realty Corp.	74,700	5,884,119
Americold Realty Trust	1,350,275	54,132,525
AvalonBay Communities, Inc.	119,500	26,010,370
Cousins Properties, Inc.	738,372	29,630,868
EPR Properties	388,449	30,217,448
Healthcare Realty Trust, Inc.	509,125	17,702,276
Host Hotels & Resorts, Inc.	1,370,634	22,464,691
Lamar Advertising Co., Class A	138,173	11,055,222
Mid-America Apartment Communities, Inc.	411,875	57,246,506
Omega Healthcare Investors, Inc.	689,048	30,345,674

Food & staples retailing—2.0%
Casey’s General Stores, Inc.	335,381	57,286,429

Food products—1.5%
Lamb Weston Holdings, Inc.	151,125	11,793,795
Sanderson Farms, Inc.	17,175	2,658,862
Tyson Foods, Inc., Class A	349,357	28,923,266

Gas utilities—2.3%
Atmos Energy Corp.	306,449	34,469,384
ONE Gas, Inc.	329,591	30,599,228

Health care equipment & supplies—4.0%
ABIOMED, Inc.*	74,600	15,485,468
Align Technology, Inc.*	22,825	5,758,519
Edwards Lifesciences Corp.*	85,625	20,411,287
IDEXX Laboratories, Inc.*	51,950	14,806,270
Masimo Corp.*	143,075	20,858,904
Teleflex, Inc.	105,100	36,512,791

Health care providers & services—1.2%
Centene Corp.*	228,750	12,142,050
Humana, Inc.	61,370	18,055,054
Molina Healthcare, Inc.*	23,522	2,767,128

Hotels, restaurants & leisure—4.4%
Chipotle Mexican Grill, Inc.*	23,712	18,451,730
Darden Restaurants, Inc.	146,375	16,433,521
Norwegian Cruise Line Holdings Ltd*	609,900	30,958,524
Planet Fitness, Inc., Class A*	281,500	17,920,290
Royal Caribbean Cruises Ltd.	261,300	28,437,279
Vail Resorts, Inc.	62,125	14,435,986

Household durables—1.6%
D.R. Horton, Inc.	428,825	22,457,565
Garmin Ltd.	60,875	5,707,031
PulteGroup, Inc.	421,400	16,535,736

Industrial conglomerates—0.2%
Carlisle Cos, Inc.	46,450	7,072,941

Insurance—6.5%
Arch Capital Group Ltd.*	605,750	25,296,120
Brown & Brown, Inc.	996,900	37,563,192
Everest Re Group Ltd.	28,950	7,442,756
Lincoln National Corp.	434,379	24,533,726
Marsh & McLennan Cos, Inc.	421,950	43,722,459
The Hanover Insurance Group, Inc.	51,275	6,753,430
W.R. Berkley Corp.	332,750	23,259,225
White Mountains Insurance Group Ltd.	15,200	16,279,200

COMMON STOCKS—99.7%	Shares	Value
Interactive media & services—0.6%
Match Group, Inc.(a)	116,475	$8,501,511
Twitter, Inc.*	292,325	8,760,980

Internet & direct marketing retail—0.7%
eBay, Inc.	438,025	15,440,381
Expedia Group, Inc.	42,425	5,797,801

IT services—2.5%
Euronet Worldwide, Inc.*	151,475	21,217,103
FleetCor Technologies, Inc.*	104,825	30,841,612
Jack Henry & Associates, Inc.	55,575	7,867,197
Paychex, Inc.	126,200	10,555,368

Machinery—2.2%
AGCO Corp.	192,700	14,778,163
Allison Transmission Holdings, Inc.	154,100	6,720,301
The Timken Co.	314,775	15,423,975
Xylem, Inc.	358,954	27,528,182

Marine—0.0%
Kirby Corp.*	17,900	1,416,964

Metals & mining—1.9%
Agnico Eagle Mines Ltd.	75,450	4,637,911
Kirkland Lake Gold Ltd.	829,400	38,940,330
Newmont Goldcorp Corp.	254,400	10,107,312

Mortgage real estate investment trusts (REITs)—2.3%
AGNC Investment Corp.	3,934,025	67,075,126

Multiline retail—2.4%
Dollar General Corp.	436,825	70,040,521

Multi-utilities—4.9%
CMS Energy Corp.	915,700	58,531,544
WEC Energy Group, Inc.	862,450	81,415,280

Oil, gas & consumable fuels—2.9%
Cabot Oil & Gas Corp.	763,625	14,233,970
Marathon Petroleum Corp.	458,075	29,293,896
ONEOK, Inc.	381,075	26,610,467
Valero Energy Corp.	132,717	12,870,895

Pharmaceuticals—0.2%
Supernus Pharmaceuticals, Inc.*	165,575	4,601,329

Professional services—2.5%
CoStar Group, Inc.*	35,525	19,521,698
FTI Consulting, Inc.*	240,300	26,161,461
IHS Markit Ltd.*	205,950	14,420,619
Robert Half International, Inc.	197,750	11,325,142

Road & rail—2.2%
AMERCO	52,800	21,386,112
Kansas City Southern	202,850	28,557,223
Knight-Swift Transportation Holdings, Inc.	258,050	9,408,503
Old Dominion Freight Line, Inc.	18,925	3,445,864

Semiconductors & semiconductor equipment—4.3%
Advanced Micro Devices, Inc.*	777,500	26,380,575
Analog Devices, Inc.	116,175	12,387,740
KLA Corp.	133,300	22,533,032
Lam Research Corp.	35,450	9,608,368
Monolithic Power Systems, Inc.	20,475	3,069,612
ON Semiconductor Corp.*	412,350	8,411,940
Skyworks Solutions, Inc.	356,525	32,465,166
Universal Display Corp.	36,325	7,271,539

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2019

CARILLON SCOUT MID CAP FUND (cont’d)
COMMON STOCKS—99.7%	Shares	Value
Software—5.4%
DocuSign, Inc.*	704,525	$46,632,510
Proofpoint, Inc.*	118,384	13,657,962
RealPage, Inc.*	234,050	14,171,727
ServiceNow, Inc.*	86,187	21,310,598
Splunk, Inc.*	277,850	33,330,886
Workday, Inc., Class A*	107,075	17,363,282
Zscaler, Inc.*	190,550	8,380,389

Specialty retail—3.2%
American Eagle Outfitters, Inc.	1,207,250	18,567,505
Best Buy Co., Inc.	183,750	13,198,762
Burlington Stores, Inc.*	58,725	11,285,183
Floor & Decor Holdings, Inc., Class A*	382,075	17,510,497
O’Reilly Automotive, Inc.*	22,000	9,581,220
Ross Stores, Inc.	95,750	10,500,903
Tractor Supply Co.	104,300	9,910,586

Textiles, apparel & luxury goods—0.7%
Lululemon Athletica, Inc.*	99,900	20,406,573

Thrifts & mortgage finance—0.9%
LendingTree, Inc.*	68,175	24,532,774

Trading companies & distributors—0.6%
United Rentals, Inc.*	84,361	11,268,099
W.W. Grainger, Inc.	14,768	4,560,949

Water utilities—0.9%
American Water Works Co., Inc.	200,825	24,755,698

Wireless telecommunication services—0.4%
Sprint Corp.*	1,804,199	11,204,076
Total common stocks (cost $2,504,473,050)		2,855,091,503

MONEY MARKET FUNDS—0.3%
First American Government Obligations Fund—Class X, 1.74%#	8,326,488	8,326,488
Total money market funds (cost $8,326,488)		8,326,488

Total investment portfolio (cost $2,512,799,538)—100.0%		2,863,417,991

Liabilities in excess of other assets—(0.0)%		(860,052)

Total net assets—100.0%		$2,862,557,939

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $8,076,416 or 0.3% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Industrials	15.7%
Financials	15.4%
Information technology	14.8%
Consumer discretionary	13.7%
Real estate	10.0%
Utilities	9.0%
Health care	5.9%

Sector allocation (unaudited) (cont’d)

Sector	Percent of net assets
Materials	5.5%
Consumer staples	3.5%
Energy	3.3%
Communication services	2.9%
Money market funds	0.3%

CARILLON SCOUT SMALL CAP FUND
COMMON STOCKS—100.0%	Shares	Value
Aerospace & defense—2.4%
Astronics Corp.*	128,462	$3,717,690
Kratos Defense & Security Solutions, Inc.*	211,100	3,985,568

Air freight & logistics—1.8%
Forward Air Corp.	60,200	4,164,034
Radiant Logistics, Inc.*	324,175	1,747,303

Auto components—1.2%
Stoneridge, Inc.*	130,133	4,018,507

Automobiles—1.1%
Thor Industries, Inc.	56,236	3,557,489

Banks—1.0%
Hilltop Holdings, Inc.	132,074	3,085,249

Biotechnology—1.1%
Eagle Pharmaceuticals, Inc.*	57,796	3,623,809

Capital markets—3.2%
Blucora, Inc.*	130,825	2,829,745
Cohen & Steers, Inc.	114,709	7,506,557

Chemicals—1.7%
Balchem Corp.	55,058	5,572,420

Commercial services & supplies—0.8%
Healthcare Services Group, Inc.	108,689	2,647,664

Construction & engineering—1.1%
Dycom Industries, Inc.*	74,534	3,398,005

Consumer finance—1.5%
Green Dot Corp., Class A*	62,491	1,802,240
PRA Group, Inc.*	85,562	2,903,119

Electrical equipment—1.2%
TPI Composites, Inc.*	195,012	4,003,596

Electronic equipment, instruments & components—5.7%
ePlus, Inc.*	50,262	3,926,970
Fabrinet*	88,373	4,969,214
II-VI, Inc.*	153,273	5,081,000
Plexus Corp.*	61,404	4,540,211

Energy equipment & services—0.6%
Core Laboratories N.V.	47,220	2,079,569

Equity real estate investment trusts (REITs)—2.2%
CareTrust REIT, Inc.	141,799	3,437,208
QTS Realty Trust, Inc., Class A	66,068	3,540,584

Food & staples retailing—1.9%
Performance Food Group Co.*	147,838	6,299,377

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON SCOUT SMALL CAP FUND (cont’d)
COMMON STOCKS—100.0%	Shares	Value
Health care equipment & supplies—5.2%
Cantel Medical Corp.	18,300	$ 1,333,887
ICU Medical, Inc.*	31,785	5,136,774
Integer Holdings Corp.*	52,500	4,065,600
Quidel Corp.*	60,000	3,414,000
Varex Imaging Corp.*	97,129	2,914,841

Health care providers & services—11.2%
AMN Healthcare Services, Inc.*	99,227	5,830,579
BioTelemetry, Inc.*	122,589	4,825,103
HealthEquity, Inc.*	75,306	4,276,628
LHC Group, Inc.*	58,258	6,464,890
Molina Healthcare, Inc.*	51,086	6,009,757
U.S. Physical Therapy, Inc.	61,651	8,721,767

Health care technology—3.8%
HMS Holdings Corp.*	132,402	4,328,221
Omnicell, Inc.*	114,409	8,053,250

Hotels, restaurants & leisure—4.1%
Cracker Barrel Old Country Store, Inc.	24,913	3,873,971
Dave & Buster’s Entertainment, Inc.	86,425	3,437,986
Lindblad Expeditions Holdings, Inc.*	188,405	2,965,495
The Cheesecake Factory, Inc.	74,364	3,107,672

Household durables—3.6%
Installed Building Products, Inc.*	76,822	5,010,331
iRobot Corp.*(a)	39,979	1,921,391
LGI Homes, Inc.*	61,755	4,846,532

Insurance—0.8%
CNO Financial Group, Inc.	161,182	2,522,498

Internet & direct marketing retail—0.6%
PetMed Express, Inc.(a)	77,164	1,806,795

IT services—2.2%
Carbonite, Inc.*	213,065	3,658,326
Virtusa Corp.*	91,563	3,413,469

Life sciences tools & services—5.5%
Bruker Corp.	166,142	7,393,319
Medpace Holdings, Inc.*	61,825	4,552,175
PRA Health Sciences, Inc.*	59,086	5,773,293

Machinery—4.9%
Albany International Corp., Class A	68,055	5,715,259
Chart Industries, Inc.*	75,522	4,427,855
Proto Labs, Inc.*	59,834	5,802,103

Metals & mining—0.5%
Carpenter Technology Corp.	36,034	1,766,387

Pharmaceuticals—1.3%
Supernus Pharmaceuticals, Inc.*	156,135	4,338,992

Professional services—2.4%
Insperity, Inc.	73,174	7,729,370

Semiconductors & semiconductor equipment—8.6%
Ambarella, Inc.*	69,370	3,650,943
Entegris, Inc.	109,243	5,243,664
Impinj, Inc.*(a)	85,682	2,818,510
Inphi Corp.*	55,539	3,992,143
Power Integrations, Inc.	55,383	5,045,945
Semtech Corp.*	137,396	6,933,002

COMMON STOCKS—100.0%	Shares	Value
Software—9.5%
Envestnet, Inc.*	83,803	$ 5,236,849
j2 Global, Inc.	74,626	7,086,485
Pegasystems, Inc.	90,013	6,769,878
Qualys, Inc.*	47,700	4,070,241
The Descartes Systems Group, Inc.*	117,216	4,560,875
Verint Systems, Inc.*	67,900	3,081,981

Specialty retail—2.1%
Monro, Inc.	96,171	6,742,549

Textiles, apparel & luxury goods—0.8%
G-III Apparel Group Ltd.*	97,801	2,455,783

Thrifts & mortgage finance—3.3%
Axos Financial, Inc.*	123,294	3,581,691
LendingTree, Inc.*	19,338	6,958,779

Trading companies & distributors—1.1%
Systemax, Inc.	162,575	3,518,123

Total common stocks (cost $220,097,667)		323,623,085

MONEY MARKET FUNDS—0.8%
First American Government Obligations Fund—Class X, 1.74%#	2,670,749	2,670,749

Total money market funds (cost $2,670,749)		2,670,749

Total investment portfolio (cost $222,768,416)—100.8%		326,293,834

Liabilities in excess of other assets—(0.8)%		(2,561,062)

Total net assets—100.0%		$323,732,772

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $2,507,859 or 0.8% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	28.1%
Information technology	26.0%
Industrials	15.7%
Consumer discretionary	13.5%
Financials	9.6%
Materials	2.3%
Real estate	2.2%
Consumer staples	2.0%
Money market funds	0.8%
Energy	0.6%

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2019

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—18.5%	Principal Amount	Value
Airlines—1.5%
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	$ 201,719	$ 207,514
Series 2013-1, Class A, 4.00%, 01/15/27	410,570	434,792
Series 2013-2, Class A, 4.95%, 07/15/24	186,228	195,362
Delta Air Lines, Pass Through Trust, Series 2007-1, Class A, 6.82%, 02/10/24	442,945	485,294
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 11/01/19	340,073	340,050

Auto manufacturers—2.9%
Daimler Finance North America LLC,
144A, 2.30%, 01/06/20	560,000	560,297
144A, 3.35%, 05/04/21	830,000	845,932
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	235,000	239,251
General Motors Financial Co., Inc.,
4.20%, 11/06/21	495,000	511,520
5.10%, 01/17/24	555,000	599,496
Volkswagen Group of America Finance LLC, 144A, 2.70%, 09/26/22	350,000	353,365

Banks—7.9%
Bank of America Corp.,
3.50%, 04/19/26	295,000	313,873
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	650,000	688,138
BB&T Corp., 2.20%, 03/16/23	830,000	833,548
Citibank NA, 3.40%, 07/23/21	895,000	917,447
JPMorgan Chase & Co.,
2.55%, 03/01/21	290,000	292,406
(3 Month LIBOR USD + 0.55%), 2.65%, 03/09/21	1,880,000	1,882,519
2.75%, 06/23/20	320,000	321,587
UBS AG, 144A, 2.45%, 12/01/20	415,000	416,652
U.S. Bank NA, 3.15%, 04/26/21	880,000	897,525
Wells Fargo & Co.,
2.60%, 07/22/20	795,000	798,537
(3 Month LIBOR USD + 1.23%), 3.16%, 10/31/23	775,000	788,580
3.75%, 01/24/24	380,000	402,352

Consumer finance—0.5%
American Express Credit Corp., 2.60%, 09/14/20	540,000	543,019

Diversified telecommunication services—0.4%
AT&T, Inc.,
3.80%, 03/01/24	180,000	190,470
4.25%, 03/01/27	245,000	269,085

Food products—0.1%
Campbell Soup Co. (3 Month LIBOR USD + 0.63%), 2.75%, 03/15/21	90,000	90,196

Health care providers & services—2.1%
Cigna Corp., 3.20%, 09/17/20	1,170,000	1,182,111
CVS Health Corp.,
3.25%, 08/15/29	585,000	589,355
3.70%, 03/09/23	460,000	479,640

Insurance—0.6%
American International Group, Inc., 6.40%, 12/15/20	285,000	298,858
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20	385,000	385,267

CORPORATE BONDS—18.5%	Principal Amount	Value

Multi-utilities—1.0%
Dominion Energy, Inc., 144A, 2.45%, 01/15/23	$ 1,040,000	$ 1,047,536
Transportation—1.5%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	56,168	56,871
Series 2004-1, 4.58%, 01/15/21	109,101	110,344
CSX Transportation, Inc., 6.25%, 01/15/23	205,770	227,055
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	224,252	232,633
Series 2005, 5.08%, 01/02/29	474,800	514,138
Series 2006, 5.87%, 07/02/30	401,491	455,322
Total corporate bonds (cost $19,553,613)		19,997,937

MORTGAGE AND ASSET-BACKED SECURITIES—42.3%
Asset-backed securities—1.2%
Hertz Vehicle Financing II LP,
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	670,000	673,015
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	635,000	654,715
Commercial mortgage-backed securities—6.7%
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A4, 3.83%, 12/17/47	1,704,946	1,749,398
Series 2016-C3, Class A3, 3.87%, 01/10/48	800,000	869,150
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	485,009	500,809
Series 2013-CCRE11, Class ASB, 3.66%, 08/12/50	671,362	690,820
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	759,626	772,594
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	270,011	277,962
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4, 3.48%, 06/16/45	888,878	909,370
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A3, 144A, 2.81%, 03/12/49	460,000	468,118
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	955,000	988,871
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A3, 3.43%, 08/16/47	28,471	28,895

Federal agency mortgage-backed obligations—34.4%
Fannie Mae Pool,
Series 0913, Class AE, 4.15%, 09/01/20	937,334	948,920
Series 1313, Class MA, 2.00%, 01/01/23	168,915	167,956
Series 1614, Class AN, 2.47%, 06/01/26	2,785,000	2,826,423
Series 1671, Class AM, 2.10%, 12/01/27	877,348	881,838
Series 2793, Class AL, 4.54%, 01/01/21	528,679	541,208
Series 2822, Class AB, 2.50%, 03/01/26	179,087	181,029
Series 3663, Class MA, 3.50%, 05/01/49	987,046	1,013,782
Series 3686, Class MA, 3.50%, 06/01/49	6,589,051	6,759,935
Series 5796, Class AN, 3.03%, 06/01/27	355,000	371,274
Series 8744, Class AB, 2.00%, 03/01/23	72,694	72,280
Series 8874, Class AB, 2.00%, 04/01/23	71,858	71,449
Series 9180, Class AB, 2.00%, 05/01/23	222,129	220,728
Series 9550, Class AL, 2.50%, 07/01/25	233,389	235,920
Series 387770, 3.63%, 07/01/28	455,000	484,958
Series 465468, 3.33%, 07/01/20	119,561	119,654
TBA, 3.00%, 12/15/49	6,670,000	6,771,376
TBA, 4.50%, 12/15/49	4,520,000	4,758,101
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	643,447	644,617
Series 2016-M6, Class AB2, 2.40%, 05/25/26	767,352	782,384

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON REAMS CORE BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—42.3%	Principal Amount	Value
Federal agency mortgage-backed obligations (cont’d)
Freddie Mac Gold Pool, Series 15226, Class G, 4.50%, 08/01/20	$ 6	$ 6
Freddie Mac Pool,
Series 2086, Class ZT, 3.50%, 06/01/49	1,279,128	1,312,373
Series 2087, Class ZT, 4.00%, 06/01/49	2,301,427	2,386,339
Series 6637, Class ZS, 2.00%, 01/01/28	824,824	825,144
Series 8003, Class SD, 4.00%, 07/01/49	2,979,842	3,093,366
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	1,593	1,598
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	1,272,046	1,288,725
Series 2583, Class AB, 2.14%, 08/15/23	476,633	472,621
Total mortgage and asset-backed securities (cost $45,337,183)		45,817,721

U.S. TREASURIES—42.1%
U.S. Treasury Bonds,
2.25%, 08/15/49	7,430,000	7,538,548
2.75%, 08/15/47	435,000	486,164
3.00%, 02/15/49	2,035,000	2,396,451
U.S. Treasury Inflation Indexed Notes,
0.25%, 07/15/29	4,011,960	4,048,735
0.50%, 04/15/24	5,289,700	5,355,109
U.S. Treasury Notes,
1.50%, 08/31/21	5,865,000	5,858,814
1.50%, 10/31/24	1,000,000	999,043
1.75%, 07/31/24	8,050,000	8,132,701
2.25%, 11/15/27	830,000	868,517
2.38%, 05/15/29	9,415,000	9,983,210
Total U.S. Treasuries (cost $45,538,047)		45,667,292

SHORT-TERM INVESTMENTS—6.5%
U.S. Treasury Bills—6.5%
ZCI, 1.70%, 03/26/20	3,160,000	3,140,380
ZCI, 1.71%, 01/16/20	3,960,000	3,947,209
Total short-term investments (cost $7,084,109)		7,087,589

Total investment portfolio (cost $117,512,952)—109.4%		118,570,539

Liabilities in excess of other assets—(9.4)%		(10,218,421)

Total net assets—100.0%		$ 108,352,118

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown*

Rating	Percent of net assets
AAA/Aaa/AAA	91.0%
AA/Aa/AA	6.3%
A/A/A	8.6%
BBB/Baa/BBB	3.5%
BB/Ba/BB	0.0%
Not rated	0.0%

*The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Index Series 33	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/2024	$ 7,500,000	$ 168,890	$ 137,692	$ 31,198
Total swap contracts							$ 7,500,000	$ 168,890	$ 137,692	$ 31,198

There is $2,435 of variation margin due to the broker from the Fund as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2019

CARILLON REAMS CORE BOND FUND (cont’d)

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CARILLON REAMS CORE PLUS BOND FUND
CORPORATE BONDS—19.5%	Principal Amount	Value
Airlines—1.2%
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	$ 709,620	$ 730,006
Series 2013-1, Class A, 4.00%, 01/15/27	81,532	86,342
Series 2013-2, Class A, 4.95%, 07/15/24	1,000,667	1,049,744
Delta Air Lines, Pass Through Trust, Series 2007-1, Class A, 6.82%, 02/10/24	696,351	762,927
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 11/01/19	2,362,768	2,362,606
US Airways, Pass Through Trust,
Series 2011-1, Class A, 7.13%, 04/22/25	677,341	769,163
Series 2012-1, Class A, 5.90%, 04/01/26	1,638,059	1,834,187

Auto manufacturers—3.5%
Daimler Finance North America LLC,
144A, 2.30%, 01/06/20	4,830,000	4,832,560
144A, 3.35%, 05/04/21	6,340,000	6,461,700
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	2,545,000	2,591,040
General Motors Financial Co., Inc.,
4.20%, 11/06/21	2,900,000	2,996,785
5.10%, 01/17/24	3,275,000	3,537,564
Volkswagen Group of America Finance LLC, 144A, 2.70%, 09/26/22	2,145,000	2,165,622

Banks—7.7%
Bank of America Corp.,
3.50%, 04/19/26	3,060,000	3,255,768
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	4,090,000	4,329,974
BB&T Corp., 2.20%, 03/16/23	5,070,000	5,091,672
Citibank NA, 3.40%, 07/23/21	4,950,000	5,074,151
JPMorgan Chase & Co.,
2.55%, 03/01/21	2,835,000	2,858,520
(3 Month LIBOR USD + 0.55%), 2.65%, 03/09/21	7,145,000	7,154,574
2.75%, 06/23/20	2,445,000	2,457,127
3.25%, 09/23/22	1,780,000	1,841,906
UBS AG, 144A, 2.45%, 12/01/20	2,600,000	2,610,348
U.S. Bank NA, 3.15%, 04/26/21	6,660,000	6,792,637
Wells Fargo & Co.,
(3 Month LIBOR USD + 1.23%), 3.16%, 10/31/23	6,390,000	6,501,964
3.75%, 01/24/24	2,285,000	2,419,407

Diversified telecommunication services—0.6%
AT&T, Inc.,
3.80%, 03/01/24	1,445,000	1,529,048
4.25%, 03/01/27	2,170,000	2,383,323

Food products—0.1%
Campbell Soup Co. (3 Month LIBOR USD + 0.63%), 2.75%, 03/15/21	545,000	546,188

CORPORATE BONDS—19.5%	Principal Amount	Value

Health care providers & services—2.3%
Cigna Corp., 3.20%, 09/17/20	$ 8,525,000	$ 8,613,243
CVS Health Corp.,
3.25%, 08/15/29	3,660,000	3,687,249
3.70%, 03/09/23	2,750,000	2,867,415

Insurance—2.0%
American International Group, Inc., 6.40%, 12/15/20	3,175,000	3,329,377
Metropolitan Life Global Funding I (3 Month LIBOR USD + 0.23%), 144A, 2.26%, 01/08/21	7,515,000	7,523,292
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20	2,050,000	2,051,423

Multi-utilities—1.0%
Dominion Energy, Inc., 144A, 2.45%, 01/15/23	6,475,000	6,521,920

Oil, gas & consumable fuels—0.4%
Energy Transfer Operating LP, 4.05%, 03/15/25	2,205,000	2,313,683

Tobacco—0.6%
Philip Morris International, Inc., 2.00%, 02/21/20	4,130,000	4,130,852

Transportation—0.1%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	175,036	177,225
Series 2005-4, 4.97%, 04/01/23	296,930	311,800
Total corporate bonds (cost $123,360,041)		126,554,332

MORTGAGE AND ASSET-BACKED SECURITIES—38.1%
Asset-backed securities—1.2%
Hertz Vehicle Financing II LP,
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	3,245,000	3,259,605
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	3,855,000	3,974,684
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	320,681	151,185
RFMSII Trust, Series 2006-HSA1, Class A4, SB, 5.99%, 02/25/36	569,931	563,450

Commercial mortgage-backed securities—2.8%
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	4,375,000	4,753,166
COMM Mortgage Trust, Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	3,079,425	3,179,737
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	4,034,015	4,102,879
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	1,699,925	1,749,985
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	4,075,000	4,219,529

Federal agency mortgage-backed obligations—34.1%
Fannie Mae Pool,
Series 0913, Class AE, 4.15%, 09/01/20	6,709,341	6,792,273
Series 1313, Class MA, 2.00%, 01/01/23	735,478	731,303
Series 1500, Class MA, 2.00%, 07/01/23	694,464	695,375
Series 1614, Class AN, 2.47%, 06/01/26	4,500,000	4,566,931
Series 1671, Class AM, 2.10%, 12/01/27	1,699,861	1,708,560
Series 2182, Class AM, 2.16%, 01/01/23	6,386,677	6,433,455
Series 2793, Class AL, 4.54%, 01/01/21	3,782,086	3,871,721
Series 2822, Class AB, 2.50%, 03/01/26	373,462	377,511
Series 3663, Class MA, 3.50%, 05/01/49	6,175,829	6,343,112
Series 3686, Class MA, 3.50%, 06/01/49	40,951,001	42,013,049
Series 5796, Class AN, 3.03%, 06/01/27	2,045,000	2,138,745

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON REAMS CORE PLUS BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—38.1%	Principal Amount	Value

Federal agency mortgage-backed obligations (cont’d)
Series 8744, Class AB, 2.00%, 03/01/23	$ 319,336	$ 317,517
Series 8874, Class AB, 2.00%, 04/01/23	315,516	313,719
Series 9180, Class AB, 2.00%, 05/01/23	1,038,060	1,031,515
Series 9550, Class AL, 2.50%, 07/01/25	1,103,465	1,115,430
Series 387770, 3.63%, 07/01/28	2,495,000	2,659,274
Series 465468, 3.33%, 07/01/20	254,779	254,976
TBA, 3.00%, 12/15/49	41,790,000	42,425,157
TBA, 4.50%, 12/15/49	27,490,000	28,938,097
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	2,469,526	2,474,018
Series 2016-M6, Class AB2, 2.40%, 05/25/26	3,554,254	3,623,881
Series 2016-M7, Class AV2, 2.16%, 10/25/23	9,442,546	9,505,073
Freddie Mac Pool,
Series 2086, Class ZT, 3.50%, 06/01/49	7,087,318	7,271,519
Series 2087, Class ZT, 4.00%, 06/01/49	14,420,740	14,952,796
Series 6637, Class ZS, 2.00%, 01/01/28	4,411,725	4,413,432
Series 8003, Class SD, 4.00%, 07/01/49	17,907,612	18,589,847
Freddie Mac Gold Pool, Series 15226, Class G, 4.50%, 08/01/20	27	27
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	7,529	7,553
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	6,990,816	7,082,478
Series 2583, Class AB, 2.14%, 08/15/23	1,233,865	1,223,478
Total mortgage and asset-backed securities (cost $245,879,296)		247,826,042

U.S. TREASURIES—45.2%
U.S. Treasury Bonds,
2.25%, 08/15/49	44,870,000	45,525,523
2.75%, 08/15/47	2,030,000	2,268,763
3.00%, 02/15/49	12,950,000	15,250,142
U.S. Treasury Inflation Indexed Notes,
0.25%, 07/15/29	24,553,195	24,778,256
0.50%, 04/15/24	32,023,030	32,419,010
U.S. Treasury Notes,
1.50%, 08/31/21	35,600,000	35,562,453
1.75%, 07/31/24	58,765,000	59,368,719
2.25%, 11/15/27	17,285,000	18,087,132
2.38%, 05/15/29	56,835,000	60,265,081
Total U.S. Treasuries (cost $291,721,278)		293,525,079

SHORT-TERM INVESTMENTS—6.5%
U.S. Treasury Bills,
ZCI, 1.70%, 03/26/20	23,345,000	23,200,049
ZCI, 1.71%, 01/16/20	18,915,000	18,853,905
Total short-term investments (cost $42,032,012)		42,053,954

Total investment portfolio (cost $702,992,627)—109.3%		709,959,407

Liabilities in excess of other assets—(9.3)%		(60,278,890)

Total net assets—100.0%		$649,680,517

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect at period end.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown*
Rating	Percent of net assets
AAA/Aaa/AAA	89.7%
AA/Aa/AA	3.8%
A/A/A	11.3%
BBB/Baa/BBB	4.4%
BB/Ba/BB	0.0%
CCC/Caa/CCC	0.0%
CC/Ca/CC	0.0%
C/C/C	0.1%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2019

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 33	B2/B	Sell	Receive	5%/Quarterly	12/20/2024	$20,250,000	$1,514,253	$1,248,353	$265,900
Intercontinental Exchange	CDX North American Investment Grade Index Series 33	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/2024	46,210,000	1,040,586	848,368	192,218
Total swap contracts							$66,460,000	$2,554,839	$2,096,721	$458,118

There is $60,484 of variation margin due to the broker from the Fund as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2019

CARILLON REAMS UNCONSTRAINED BOND FUND
CORPORATE BONDS—24.2%	Principal Amount	Value
Airlines—1.3%
American Airlines, Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24	$ 1,579,217	$ 1,656,669
Continental Airlines, Pass Through Trust, Series 2007-1, Class A, 5.98%, 10/19/23	1,630,968	1,728,385
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 11/01/19	3,122,758	3,122,543
US Airways, Pass Through Trust,
Series 2010-1, Class A, 6.25%, 10/22/24	3,444,821	3,770,447
Series 2012-1, Class A, 5.90%, 04/01/26	2,261,107	2,531,833

Auto manufacturers—6.8%
Daimler Finance North America LLC,
144A, 2.30%, 01/06/20	8,650,000	8,654,584
144A, 3.10%, 05/04/20	12,005,000	12,067,756
144A, 3.35%, 05/04/21	8,745,000	8,912,866
Ford Motor Credit Co. LLC,
2.43%, 06/12/20	7,345,000	7,336,306
3.81%, 10/12/21	5,480,000	5,579,135
General Motors Financial Co., Inc.,
3.55%, 04/09/21	6,730,000	6,833,459
5.10%, 01/17/24	11,965,000	12,924,258
Volkswagen Group of America Finance LLC, 144A, 2.70%, 09/26/22	3,645,000	3,680,043

Banks—6.9%
Bank of America Corp. (Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	11,830,000	12,524,106
BB&T Corp., 2.20%, 03/16/23	7,500,000	7,532,059
Citigroup, Inc. (3 Month LIBOR USD + 0.95%), 2.89%, 07/24/23	10,415,000	10,477,398
JPMorgan Chase & Co., 2.75%, 06/23/20	5,485,000	5,512,204
UBS AG, 144A, 2.45%, 12/01/20	5,005,000	5,024,920
U.S. Bank NA, 3.15%, 04/26/21	9,420,000	9,607,604
Wells Fargo & Co.,
2.55%, 12/07/20	5,225,000	5,263,203
(3 Month LIBOR USD + 1.23%), 3.16%, 10/31/23	7,225,000	7,351,595
3.75%, 01/24/24	3,045,000	3,224,111

Consumer finance—1.2%
American Express Co., 2.20%, 10/30/20	5,610,000	5,625,646
American Express Credit Corp., 2.60%, 09/14/20	6,435,000	6,470,976

Food products—0.1%
Campbell Soup Co. (3 Month LIBOR USD + 0.63%), 2.75%, 03/15/21	1,280,000	1,282,789

Health care equipment & supplies—0.7%
Becton Dickinson and Co., 2.40%, 06/05/20	6,700,000	6,717,241

Health care providers & services—2.0%
Cigna Corp., 3.20%, 09/17/20	13,070,000	13,205,289
CVS Health Corp., 3.70%, 03/09/23	5,515,000	5,750,470

Insurance—1.6%
MassMutual Global Funding II, 144A, 1.95%, 09/22/20	10,490,000	10,509,671
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20	4,550,000	4,553,158

Multi-utilities—2.1%
Dominion Energy, Inc., 144A, 2.45%, 01/15/23	19,980,000	20,124,782

Oil, gas & consumable fuels—0.6%
Energy Transfer Operating LP, 4.05%, 03/15/25	5,562,000	5,836,147

CORPORATE BONDS—24.2%	Principal Amount	Value

Pharmaceuticals—0.9%
Bristol-Myers Squibb Co. (3 Month LIBOR USD + 0.20%), 144A, 2.37%, 11/16/20	$ 8,365,000	$ 8,368,722
Total corporate bonds (cost $228,755,067)		233,760,375

MORTGAGE AND ASSET-BACKED SECURITIES—20.8%
Asset-backed securities—2.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 144A, 3.45%, 03/20/23	5,520,000	5,668,886
Countrywide Asset-Backed Certificates, Series 2006-S10, Class A3 (1 Month LIBOR USD + 0.32%), 2.14%, 10/25/36	995,488	958,899
Hertz Vehicle Financing II LP,
Series 2016-2A, Class A, 144A, 2.95%, 03/25/22	6,315,000	6,378,951
Series 2016-4A, Class A, 144A, 2.65%, 07/25/22	3,530,000	3,545,888
Series 2019-1A, Class A, 144A, 3.71%, 03/25/23	6,655,000	6,861,614
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	3,241,369	1,528,143

Commercial mortgage-backed securities—5.8%
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A1, 2.86%, 03/10/51	2,349,130	2,380,262
COMM Mortgage Trust,
Series 2012-CCRE4, Class ASB, 2.44%, 10/17/45	6,173,496	6,182,439
Series 2013-CCRE10, Class ASB, 3.80%, 08/10/46	1,442,702	1,492,154
GS Mortgage Securities Trust, Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	3,612,817	3,719,207
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class ASB, 2.44%, 12/17/47	8,044,389	8,090,358
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3, 2.53%, 12/12/45	3,690,773	3,692,125
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class ASB, VR, 3.93%, 07/17/46	8,808,676	9,143,180
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class ASB, 2.45%, 12/15/45	4,266,571	4,281,796
Series 2013-C13, Class A3, 2.75%, 05/17/45	4,920,766	5,025,171
Series 2013-C15, Class ASB, 3.72%, 08/17/46	3,329,381	3,426,978
Series 2013-C18, Class A3, 3.65%, 12/17/46	7,315,000	7,408,384
Series 2014-C21, Class A3, 3.43%, 08/16/47	952,588	966,746

Federal agency mortgage-backed obligations—12.4%
Fannie Mae Pool,
Series 3663, Class MA, 3.50%, 05/01/49	24,789,343	25,460,803
Series 3961, Class AN, 3.16%, 12/01/31	3,579,271	3,859,168
Series 5796, Class AN, 3.03%, 06/01/27	4,095,000	4,282,720
Series 387770, 3.63%, 07/01/28	4,760,000	5,073,405
TBA, 3.00%, 12/15/49	14,215,000	14,431,051
TBA, 4.50%, 12/15/49	40,755,000	42,901,860
Freddie Mac Pool, Series 2087, Class ZT, 4.00%, 06/01/49	22,959,034	23,806,112
Total mortgage and asset-backed securities (cost $198,870,220)		200,566,300

U.S. TREASURIES—20.6%
U.S. Treasury Inflation Indexed Notes, 0.50%, 04/15/24	82,966,910	83,992,836
U.S. Treasury Notes,
1.75%, 07/31/24	88,260,000	89,166,734
2.38%, 04/30/20	25,105,000	25,198,163
Total U.S. Treasuries (cost $198,090,441)		198,357,733

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2019

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)
SHORT-TERM INVESTMENTS—37.2%	Principal Amount	Value
U.S. Treasury Bills—37.2%
ZCI, 1.61%, 04/23/20	$ 133,290,000	$ 132,316,131
ZCI, 1.73%, 04/02/20	228,325,000	226,862,960
Total short-term investments (cost $358,924,346)		359,179,091

Total investment portfolio (cost $984,640,074)—102.8%		991,863,499

Liabilities in excess of other assets—(2.8)%		(27,220,315)

Total net assets—100.0%		$ 964,643,184

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Credit quality breakdown*

Rating	Percent of net assets
AAA/Aaa/AAA	78.3%
AA/Aa/AA	1.7%
A/A/A	15.1%
BBB/Baa/BBB	7.5%
BB/Ba/BB	0.0%

Credit quality breakdown (cont’d)*

Rating	Percent of net assets
CCC/Caa/CCC	0.1%
CC/Ca/CC	0.1%
Not rated	0.0%

*The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA/Aaa/AAA for credit quality purposes.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 33	B2/B	Sell	Receive	5%/Quarterly	12/20/2024	$ 38,270,000	$2,861,749	$2,359,232	$502,517
Intercontinental Exchange	CDX North American Investment Grade Index Series 33	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/2024	67,150,000	1,512,128	1,239,288	272,840
Total swap contracts							$105,420,000	$4,373,877	$3,598,520	$775,357

There is $108,239 of variation margin due to the broker from the Fund as of the date of this report.

(a)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

30	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2019

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Assets
Investments—unaffiliated, at value (a)	$547,363,869	$12,291,692	$24,415,175	$826,854,594
Cash	4,902,917	6,249	812,748	21,949,450
Foreign currency, at value (b)	—	287	—	—
Receivable for fund shares sold	760,399	188	362,088	1,908,148
Receivable for dividends and interest, net	277,407	37,479	1,359	914,689
Receivable for foreign tax reclaims	—	84,109	—	106,144
Receivable due from adviser, net	—	21,555	14,651	—
Prepaid expenses	6,030	3,039	4,165	16,924
Total assets	553,310,622	12,444,598	25,610,186	851,749,949

Liabilities
Payable for fund shares redeemed	94,917	26,515	4,898	390,522
Accrued custody fees	2,938	7,423	207	3,872
Accrued investment advisory fees, net	166,716	—	—	316,047
Accrued administrative fees	45,996	1,033	2,126	70,518
Accrued distribution fees	48,601	2,878	2,297	149,076
Accrued transfer agent and shareholder servicing fees	79,556	4,277	4,390	69,161
Accrued professional fees	24,218	26,856	22,959	24,918
Accrued internal audit fees	786	788	787	786
Accrued trustees and officers compensation	15,910	15,911	15,909	15,910
Other accrued expenses	21,271	6,511	3,509	30,572
Total liabilities	500,909	92,192	57,082	1,071,382
Net assets	552,809,713	12,352,406	25,553,104	850,678,567

Net assets consists of
Paid-in capital	346,669,006	11,963,845	23,949,560	579,770,182
Total distributable earnings (loss)	206,140,707	388,561	1,603,544	270,908,385
Net assets	552,809,713	12,352,406	25,553,104	850,678,567

Net assets, at market value
Class A	170,204,784	3,860,568	1,408,107	170,561,001
Class C	15,140,047	2,015,840	2,281,123	133,406,837
Class I	314,144,798	5,382,403	21,790,503	492,321,476
Class R-3	753,877	924,644	11,866	1,664,637
Class R-5	7,235,819	3,545	37,223	3,790,561
Class R-6	45,318,747	155,749	12,159	48,828,352
Class Y	11,641	9,657	12,123	105,703

NAV, offering and redemption price per share (c)
Class A	$43.14	$17.47	$15.98	$21.70
Class A maximum offering price (d)	45.29	18.34	16.78	22.78
Class C	29.87	17.14	15.69	20.68
Class I	45.52	17.46	16.00	21.64
Class R-3	41.18	17.27	15.94	21.61
Class R-5	45.37	17.48	16.02	21.66
Class R-6	45.16	17.51	16.04	21.59
Class Y	45.42	17.34	15.95	21.60

Shares of beneficial interest outstanding
Class A	3,945,777	220,922	88,105	7,859,726
Class C	506,907	117,613	145,406	6,450,790
Class I	6,900,622	308,271	1,361,828	22,748,525
Class R-3	18,308	53,549	744	77,037
Class R-5	159,472	203	2,323	174,983
Class R-6	1,003,531	8,893	758	2,261,607
Class Y	256	557	760	4,893

(a) Identified cost	$347,356,164	$11,170,585	$22,986,276	$581,408,834

(b) Cost	$—	$284	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	31

Statements of Assets and Liabilities

10.31.2019

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Assets
Investments—unaffiliated, at value (a)(b)	$5,708,456,712	$4,060,780,608	$713,636,013	$2,863,417,991
Investments—affiliated, at value (c)	—	152,520,757	—	—
Cash	46,631,305	669,647	6,991,010	1,750,810
Foreign currency, at value (d)	—	—	803,030	—
Receivable for investments sold	390,033	4,824,060	—	39,775,807
Receivable for fund shares sold	3,373,525	3,133,598	164,988	5,884,648
Receivable for dividends and interest, net	588,076	901,725	1,545,623	3,281,299
Receivable for foreign tax reclaims	—	—	3,705,723	8,978
Prepaid expenses	37,344	34,002	7,947	21,242
Total assets	5,759,476,995	4,222,864,397	726,854,334	2,914,140,775

Liabilities
Payable for securities lending collateral received	73,593,957	91,124,644	10,640,805	8,326,488
Payable for investments purchased	—	—	—	34,697,668
Payable for fund shares redeemed	6,123,612	11,403,822	350,695	6,074,912
Accrued custody fees	24,558	18,500	23,983	14,194
Accrued investment advisory fees, net	2,467,247	1,807,198	473,029	1,768,921
Accrued administrative fees	480,710	348,701	59,140	240,570
Accrued distribution fees	288,320	170,224	321	27,073
Accrued transfer agent and shareholder servicing fees	436,664	372,879	67,709	250,692
Accrued professional fees	25,239	24,919	26,750	24,928
Accrued internal audit fees	788	787	787	787
Accrued trustees and officers compensation	15,908	15,909	15,910	15,910
Other accrued expenses	177,328	170,227	46,396	140,693
Total liabilities	83,634,331	105,457,810	11,705,525	51,582,836
Net assets	5,675,842,664	4,117,406,587	715,148,809	2,862,557,939

Net assets consists of
Paid-in capital	4,383,052,287	2,941,264,067	456,177,564	2,532,803,486
Total distributable earnings (loss)	1,292,790,377	1,176,142,520	258,971,245	329,754,453
Net assets	5,675,842,664	4,117,406,587	715,148,809	2,862,557,939

Net assets, at market value
Class A	719,231,313	394,235,930	958,703	20,772,170
Class C	136,254,306	68,483,778	148,795	20,151,064
Class I	1,319,283,825	1,040,114,839	710,812,265	2,685,041,005
Class R-3	44,942,577	66,199,731	10,018	2,688,201
Class R-5	758,115,014	361,969,622	10,126	2,001,915
Class R-6	2,694,508,607	2,186,390,884	3,197,681	108,289,356
Class Y	3,507,022	11,803	11,221	23,614,228

NAV, offering and redemption price per share (e)
Class A	$63.14	$48.23	$18.93	$18.38
Class A maximum offering price (f)	66.29	50.64	19.87	19.30
Class C	49.40	31.93	18.83	18.17
Class I	67.06	51.64	19.06	18.46
Class R-3	60.92	46.02	18.99	18.29
Class R-5	66.87	51.92	19.05	18.37
Class R-6	67.58	52.56	19.04	18.45
Class Y	66.60	51.16	19.01	18.36

Shares of beneficial interest outstanding
Class A	11,390,605	8,173,803	50,639	1,130,436
Class C	2,758,340	2,144,564	7,901	1,108,756
Class I	19,674,215	20,140,559	37,301,583	145,464,918
Class R-3	737,675	1,438,477	528	146,970
Class R-5	11,337,726	6,971,188	531	108,975
Class R-6	39,873,339	41,594,177	167,969	5,869,485
Class Y	52,655	231	590	1,286,368

(a) Identified cost	$4,522,336,958	$3,136,598,042	$482,438,126	$2,512,799,538

(b) Includes securities on loan, at value	$70,260,726	$90,547,553	$10,305,777	$8,076,416

(c) Identified cost	$—	$113,982,021	$—	$—

(d) Cost	$—	$—	$795,411	$—

(e) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(f) The maximum offering price is computed as 100/95.25 of NAV.

32	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2019

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments—unaffiliated, at value (a)(b)	$326,293,834	$118,570,539	$709,959,407	$ 991,863,499
Premiums paid—open swap contracts	—	137,692	2,096,721	3,598,520
Unrealized appreciation—open swap contracts	—	31,198	458,118	775,357
Cash	770,962	1,748,399	6,832,065	19,610,955
Receivable for investments sold	645,233	11,482,424	71,070,672	59,567,854
Receivable for fund shares sold	130,153	23	133,014	4,692,980
Receivable for dividends and interest, net	113,686	482,173	2,908,629	2,423,722
Receivable due from adviser, net	—	28,362	—	—
Prepaid expenses	8,261	3,750	7,620	13,905
Total assets	327,962,129	132,484,560	793,466,246	1,082,546,792

Liabilities
Cash collateral received from broker—open swap contracts	—	12,759	787,794	1,411,296
Variation margin payable—open swap contracts	—	2,435	60,484	108,239
Payable for securities lending collateral received	2,670,749	—	—	—
Payable for investments purchased	651,265	24,028,916	142,544,083	114,605,792
Payable for fund shares redeemed	610,994	5,577	155,346	1,247,488
Accrued custody fees	2,128	1,115	3,702	5,227
Accrued investment advisory fees, net	163,928	—	51,180	211,534
Accrued administrative fees	27,319	9,125	55,041	81,397
Accrued distribution fees	9,352	1,073	3,288	5,304
Accrued transfer agent and shareholder servicing fees	34,170	19,425	64,003	108,090
Accrued professional fees	25,215	27,659	27,759	27,759
Accrued internal audit fees	787	787	787	787
Accrued trustees and officers compensation	15,908	15,909	15,909	15,911
Other accrued expenses	17,542	7,662	16,353	74,784
Total liabilities	4,229,357	24,132,442	143,785,729	117,903,608
Net assets	323,732,772	108,352,118	649,680,517	964,643,184

Net assets consists of
Paid-in capital	208,551,942	104,908,061	628,714,720	978,535,126
Total distributable earnings (loss)	115,180,830	3,444,057	20,965,797	(13,891,942)
Net assets	323,732,772	108,352,118	649,680,517	964,643,184

Net assets, at market value
Class A	12,500,510	1,152,960	390,741	366,398
Class C	7,796,195	693,484	366,910	490,052
Class I	296,780,891	105,096,439	635,361,771	907,387,994
Class R-3	258,421	10,868	10,844	10,543
Class R-5	68,062	10,985	10,961	10,656
Class R-6	6,230,517	11,007	10,983	33,571,962
Class Y	98,176	1,376,375	13,528,307	22,805,579

NAV, offering and redemption price per share (c)
Class A	$28.20	$12.02	$33.43	$12.13
Class A maximum offering price (d)	29.61	12.49	34.73	12.60
Class C	27.78	12.01	33.38	12.10
Class I	28.34	12.04	33.45	12.12
Class R-3	28.03	12.03	33.43	12.11
Class R-5	28.34	12.04	33.45	12.12
Class R-6	28.41	12.04	33.45	12.12
Class Y	28.17	12.03	33.43	12.18

Shares of beneficial interest outstanding
Class A	443,217	95,888	11,690	30,197
Class C	280,624	57,721	10,992	40,496
Class I	10,471,027	8,731,385	18,992,342	74,852,068
Class R-3	9,218	903	324	870
Class R-5	2,401	912	328	879
Class R-6	219,334	914	328	2,769,640
Class Y	3,485	114,409	404,693	1,872,289

(a) Identified cost	$222,768,416	$117,512,952	$702,992,627	$984,640,074

(b) Includes securities on loan, at value	$2,507,859	$—	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price for the Carillon Scout Small Cap Fund is computed as 100/95.25 of NAV. The maximum offering price for the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund is computed as 100/96.25 of NAV.

The accompanying notes are an integral part of the financial statements.	33

Statements of Operations

11.01.2018 to 10.31.2019

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Investment income
Dividends—unaffiliated	$6,620,934	$458,413	$ 475,996	$21,548,618
Less: foreign taxes withheld	—	(43,925)	—	(240,367)
Interest	99,872	3,756	18,583	586,751
Securities lending, net (Note 7)	112	—	184	—
Total investment income	6,720,918	418,244	494,763	21,895,002

Expenses
Investment advisory fees	3,041,768	95,110	127,898	3,392,508
Administrative fees:
Class A	169,777	4,207	1,452	158,071
Class C	16,710	2,145	2,218	132,166
Class I	270,319	6,171	18,697	408,339
Class R-3	1,104	895	11	1,746
Class R-5	7,069	3	36	2,546
Class R-6	41,971	145	12	45,168
Class Y	11	23	12	91
Distribution and service fees:
Class A	424,443	10,517	3,631	395,179
Class C	167,101	21,447	22,179	1,321,662
Class R-3	5,519	4,472	57	8,728
Class Y	27	57	29	229
Transfer agent and shareholder servicing fees:
Class A	167,800	8,997	2,466	151,316
Class C	18,752	5,317	3,627	135,240
Class I	296,016	12,210	30,113	330,892
Class R-3	3,232	2,587	78	3,125
Class R-5	8,041	78	121	2,707
Class R-6	2,933	286	73	2,943
Class Y	75	129	90	189
Custodian fees	19,845	43,414	997	21,407
Professional fees	100,787	105,196	94,883	100,055
State registration fees	108,133	92,100	93,508	126,803
Trustees and officers compensation	70,855	70,855	70,854	70,855
Internal audit fees	9,566	9,567	9,567	9,566
Interest expense on line of credit	5,950	2,131	520	—
Other expenses	133,247	63,004	45,652	161,684
Total expenses before adjustments	5,091,051	561,063	528,781	6,983,215
Fees and expenses waived	(893,402)	(364,828)	(305,837)	—
Recovered fees previously waived by Manager	—	—	—	26
Total expenses after adjustments	4,197,649	196,235	222,944	6,983,241

Net investment income (loss)	2,523,269	222,009	271,819	14,911,761

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	4,505,900	(848,938)	17,336	24,775,533
Foreign currency transactions	—	(2,454)	—	(1,810)
Net realized gain (loss)	4,505,900	(851,392)	17,336	24,773,723
Net change in unrealized appreciation (depreciation) on
investments—unaffiliated and foreign currency translations	52,288,810	983,171	954,295	47,967,429
Net gain (loss) on investments	56,794,710	131,779	971,631	72,741,152

Net increase (decrease) in assets resulting from operations	59,317,979	353,788	1,243,450	87,652,913

34	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2018 to 10.31.2019

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Investment income
Dividends—unaffiliated	$29,285,518	$16,930,433	$25,053,242	$45,829,760
Less: foreign taxes withheld	(265,136)	(159,506)	(2,102,167)	(38,008)
Interest	2,524,851	1,247,092	382,342	1,160,742
Securities lending, net (Note 7)	52,226	1,031,101	14,234	27,131
Total investment income	31,597,459	19,049,120	23,347,651	46,979,625

Expenses
Investment advisory fees	26,702,320	22,963,781	5,928,298	20,105,398
Administrative fees:
Class A	713,240	473,665	759	16,701
Class C	141,062	86,614	121	16,227
Class I	1,244,654	1,184,877	737,200	2,605,977
Class R-3	44,541	77,384	9	1,840
Class R-5	747,906	396,346	9	761
Class R-6	2,297,162	2,223,843	2,928	69,698
Class Y	1,900	27	10	18,139
Distribution and service fees:
Class A	1,783,100	1,184,164	1,898	41,751
Class C	1,410,619	866,139	1,211	162,270
Class R-3	222,706	386,918	46	9,198
Class Y	4,749	68	25	45,347
Transfer agent and shareholder servicing fees:
Class A	1,163,596	876,555	1,943	13,180
Class C	142,252	97,837	253	18,267
Class I	1,195,891	1,421,729	767,359	2,620,631
Class R-3	89,303	148,039	64	3,340
Class R-5	821,208	487,778	64	958
Class R-6	126,165	105,445	553	4,651
Class Y	2,371	131	95	24,240
Custodian fees	137,864	120,536	141,844	85,100
Professional fees	99,633	98,964	105,620	101,206
State registration fees	189,119	149,901	108,671	176,596
Trustees and officers compensation	70,852	70,854	70,855	70,855
Internal audit fees	9,569	9,566	9,566	9,566
Interest expense on line of credit	4,472	21,859	387	492
Other expenses	822,830	747,060	299,213	606,153
Total expenses before adjustments	40,189,084	34,200,080	8,179,001	26,828,542
Fees and expenses waived	—	(56)	(745)	—
Total expenses after adjustments	40,189,084	34,200,024	8,178,256	26,828,542

Net investment income (loss)	(8,591,625)	(15,150,904)	15,169,395	20,151,083

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	123,317,339	248,591,626	37,690,956	3,783,773
Foreign currency transactions	—	—	(533)	65
Net realized gain (loss)	123,317,339	248,591,626	37,690,423	3,783,838
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	655,109,300	(103,568,340)	27,132,087	193,088,500
Investments—affiliated	—	31,105,741	—	—
Net change in unrealized appreciation (depreciation)	655,109,300	(72,462,599)	27,132,087	193,088,500
Net gain (loss) on investments	778,426,639	176,129,027	64,822,510	196,872,338

Net increase (decrease) in assets resulting from operations	769,835,014	160,978,123	79,991,905	217,023,421

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

11.01.2018 to 10.31.2019

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Dividends—unaffiliated	$2,845,914	$—	$—	$—
Less: foreign taxes withheld	(11,805)	—	—	—
Interest	40,954	2,834,372	16,907,346	29,747,751
Securities lending, net (Note 7)	25,324	701	4,659	299
Total investment income	2,900,387	2,835,073	16,912,005	29,748,050

Expenses
Investment advisory fees	1,961,209	423,887	2,575,418	6,934,657
Administrative fees:
Class A	12,776	938	284	267
Class C	10,074	526	302	128
Class I	297,267	102,787	628,035	1,084,395
Class R-3	276	10	10	10
Class R-5	68	10	10	10
Class R-6	6,304	11	10	44,010
Class Y	103	1,689	15,202	26,956
Distribution and service fees:
Class A	31,941	2,346	710	666
Class C	100,739	5,260	3,020	1,282
Class R-3	1,379	52	52	51
Class Y	258	4,223	38,005	67,390
Transfer agent and shareholder servicing fees:
Class A	10,430	990	452	345
Class C	9,771	820	643	256
Class I	321,463	135,187	555,248	1,030,620
Class R-3	630	65	64	56
Class R-5	108	65	64	64
Class R-6	685	65	64	2,557
Class Y	159	2,897	22,333	38,526
Custodian fees	12,790	6,566	22,211	34,564
Professional fees	101,994	106,742	106,873	104,363
State registration fees	109,753	99,608	104,977	110,518
Trustees and officers compensation	70,852	70,854	70,854	70,855
Internal audit fees	9,642	9,566	9,567	9,566
Interest expense on line of credit	—	—	—	988
Other expenses	109,492	71,271	132,528	311,520
Total expenses before adjustments	3,180,163	1,046,435	4,286,936	9,874,620
Fees and expenses waived	(175)	(605,912)	(1,646,023)	(4,056,680)
Recovered fees previously waived by Manager	41,261	—	—	—
Total expenses after adjustments	3,221,249	440,523	2,640,913	5,817,940

Net investment income (loss)	(320,862)	2,394,550	14,271,092	23,930,110

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Investments—unaffiliated	12,479,345	5,291,772	31,523,012	39,268,904
Foreign currency transactions	—	—	152,050	587,716
Swap contracts	—	476,388	4,829,474	11,398,034
Futures contracts	—	—	418,481	(22,797,889)
Net realized gain (loss)	12,479,345	5,768,160	36,923,017	28,456,765
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	1,002,226	3,361,906	20,806,217	35,263,108
Swap contracts	—	31,198	389,976	637,789
Futures contracts	—	—	1,970,421	5,195,644
Net change in unrealized appreciation (depreciation)	1,002,226	3,393,104	23,166,614	41,096,541

Net gain (loss) on investments	13,481,571	9,161,264	60,089,631	69,553,306

Net increase (decrease) in assets resulting from operations	13,160,709	11,555,814	74,360,723	93,483,416

36	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Cougar Tactical Allocation Fund		Carillon Eagle Growth & Income Fund

	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18

Net assets, beginning of period	$452,343,541	$390,895,027	$17,491,910	$18,837,745	$23,810,421	$17,248,864	$592,140,185	$604,140,235
Increase (decrease) in net assets from operations
Net investment income (loss)	2,523,269	1,200,732	222,009	253,880	271,819	150,861	14,911,761	11,271,217
Net realized gain (loss)	4,505,900	36,674,734	(851,392)	661,743	17,336	800,208	24,773,723	42,111,759
Net change in unrealized appreciation (depreciation)	52,288,810	(14,784,125)	983,171	(2,632,476)	954,295	(632,361)	47,967,429	3,264,320
Net increase (decrease) in net assets resulting from operations	59,317,979	23,091,341	353,788	(1,716,853)	1,243,450	318,708	87,652,913	56,647,296
Distributions to shareholders from earnings	(38,346,397)	(25,472,949)	(226,694)	(206,971)	(971,271)	(446,042)	(57,617,605)	(26,272,595)
Fund share transactions
Proceeds from shares sold-Class A	5,995,063	49,558,565	423,485	3,706,159	921,462	411,667	43,252,391	38,687,158
Issued as reinvestment of distributions-Class A	14,420,308	9,810,169	62,051	53,718	62,281	35,648	12,430,046	6,144,566
Cost of shares redeemed-Class A	(30,212,063)	(44,356,804)	(1,707,774)	(2,620,004)	(888,350)	(715,369)	(35,852,999)	(52,947,759)
Proceeds from shares sold-Class C	1,315,907	2,871,775	237,888	520,399	561,491	715,621	33,380,533	9,892,575
Issued as reinvestment of distributions-Class C	2,149,574	5,106,005	6,532	28,462	72,560	36,455	8,829,180	5,072,430
Cost of shares redeemed-Class C	(7,479,457)	(51,131,138)	(898,057)	(2,863,251)	(410,332)	(596,293)	(40,692,709)	(61,909,752)
Proceeds from shares sold-Class I	155,541,570	118,549,302	697,228	2,881,277	9,391,942	12,887,704	273,711,615	65,439,163
Issued as reinvestment of distributions-Class I	16,869,014	7,117,568	142,992	115,509	829,258	366,673	22,258,860	8,964,349
Cost of shares redeemed-Class I	(78,934,381)	(40,782,238)	(4,265,472)	(1,528,823)	(9,072,825)	(6,466,185)	(97,370,486)	(61,303,674)
Proceeds from shares sold-Class R-3	132,432	413,599	111,137	159,179	—	—	510,803	222,408
Issued as reinvestment of distributions-Class R-3	121,423	80,730	10,790	7,995	389	262	139,639	80,464
Cost of shares redeemed-Class R-3	(865,530)	(301,074)	(111,988)	(16,478)	—	—	(913,152)	(870,732)
Proceeds from shares sold-Class R-5	695,534	7,695,419	—	—	—	—	3,200,340	32,918
Issued as reinvestment of distributions-Class R-5	617,839	195,042	55	45	1,386	978	93,954	20,226
Cost of shares redeemed-Class R-5	(1,564,900)	(3,469,801)	—	—	—	—	(235,829)	(13,106)
Proceeds from shares sold-Class R-6	5,764,310	6,027,841	93,880	100,072	—	—	7,467,358	5,641,896
Issued as reinvestment of distributions-Class R-6	3,552,645	2,575,449	2,790	177	464	333	4,010,119	1,918,066
Cost of shares redeemed-Class R-6	(8,625,540)	(6,141,206)	(49,457)	(91)	—	—	(5,755,881)	(7,508,808)
Proceeds from shares sold-Class Y	—	17,500	—	33,500	358	11,108	34,263	62,300
Issued as reinvestment of distributions-Class Y	842	619	527	144	420	289	6,433	561
Cost of shares redeemed-Class Y	—	(7,200)	(23,205)	—	—	—	(1,404)	—
Net increase (decrease) from fund share transactions	79,494,590	63,830,122	(5,266,598)	577,989	1,470,504	6,688,891	228,503,074	(42,374,751)
Increase (decrease) in net assets	100,466,172	61,448,514	(5,139,504)	(1,345,835)	1,742,683	6,561,557	258,538,382	(12,000,050)
Net assets, end of period	552,809,713	452,343,541	12,352,406	17,491,910	25,553,104	23,810,421	850,678,567	592,140,185

Shares issued and redeemed
Shares sold-Class A	150,187	1,108,742	25,697	195,834	58,779	25,051	2,103,271	1,824,095
Issued as reinvestment of distributions-Class A	418,344	232,303	4,085	2,847	4,386	2,213	655,237	291,946
Shares redeemed-Class A	(749,991)	(1,004,030)	(103,178)	(141,686)	(57,846)	(43,477)	(1,735,153)	(2,486,963)
Shares sold-Class C	50,273	88,835	15,003	27,750	36,690	43,374	1,706,254	482,826
Issued as reinvestment of distributions-Class C	89,491	165,618	436	1,534	5,172	2,280	491,799	251,402
Shares redeemed-Class C	(270,123)	(1,568,891)	(55,550)	(154,641)	(26,808)	(36,418)	(2,062,943)	(3,048,515)
Shares sold-Class I	3,816,356	2,573,878	42,739	155,026	607,814	814,535	13,591,459	3,076,647
Issued as reinvestment of distributions-Class I	464,967	160,777	9,445	6,138	58,481	22,774	1,164,921	426,255
Shares redeemed-Class I	(1,883,557)	(869,401)	(268,953)	(83,556)	(600,008)	(392,283)	(4,704,516)	(2,893,264)
Shares sold-Class R-3	3,429	9,805	6,764	8,580	—	—	24,802	10,457
Issued as reinvestment of distributions-Class R-3	3,683	1,988	717	427	27	16	7,441	3,837
Shares redeemed-Class R-3	(22,762)	(7,235)	(6,702)	(903)	—	—	(44,225)	(41,853)
Shares sold-Class R-5	16,366	167,340	—	—	—	—	158,948	1,539
Issued as reinvestment of distributions-Class R-5	17,086	4,418	4	2	97	61	4,693	961
Shares redeemed-Class R-5	(36,977)	(76,355)	—	—	—	—	(11,165)	(608)
Shares sold-Class R-6	134,360	130,821	5,634	5,366	—	—	359,577	265,422
Issued as reinvestment of distributions-Class R-6	98,794	58,640	184	9	33	21	211,987	91,436
Shares redeemed-Class R-6	(204,614)	(133,602)	(2,943)	(5)	—	—	(277,991)	(355,727)
Shares sold-Class Y	—	378	—	1,925	24	688	1,710	2,884
Issued as reinvestment of distributions-Class Y	23	14	35	8	30	18	339	26
Shares redeemed-Class Y	—	(159)	(1,411)	—	—	—	(66)	—
Shares issued and redeemed	2,095,335	1,043,884	(327,994)	24,655	86,871	438,853	11,646,379	(2,097,197)

The accompanying notes are an integral part of the financial statements.	37

Statements of Changes in Net Assets

	Carillon Eagle Mid Cap Growth Fund		Carillon Eagle Small Cap Growth Fund		Carillon Scout International Fund		Carillon Scout Mid Cap Fund

	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18

Net assets, beginning of period	$4,288,006,813	$2,375,246,768	$4,690,834,343	$5,071,793,231	$824,165,611	$1,160,877,255	$2,473,689,157	$1,675,214,198
Increase (decrease) in net assets from operations
Net investment income (loss)	(8,591,625)	(8,361,804)	(15,150,904)	(19,129,070)	15,169,395	17,665,860	20,151,083	8,635,695
Net realized gain (loss) on investments	123,317,339	214,018,556	248,591,626	842,608,510	37,690,423	69,849,343	3,783,838	139,695,786
Net change in unrealized appreciation (depreciation)	655,109,300	(187,637,581)	(72,462,599)	(624,220,253)	27,132,087	(179,307,662)	193,088,500	(184,593,371)
Net increase (decrease) in net assets resulting from operations	769,835,014	18,019,171	160,978,123	199,259,187	79,991,905	(91,792,459)	217,023,421	(36,261,890)
Distributions to shareholders from earnings	(115,636,951)	(158,724,314)	(819,288,090)	(381,398,349)	(79,149,615)	(177,685,091)	(174,260,790)	(138,762,254)
Fund share transactions
Proceeds from shares sold-Class A	149,870,260	290,123,467	82,875,477	146,346,713	605,683	449,120	17,372,240	7,430,873
Issued as reinvestment of distributions-Class A	16,656,129	24,654,672	88,342,880	44,021,081	39,756	1,591	680,334	3,347
Cost of shares redeemed-Class A	(220,452,039)	(221,781,650)	(239,113,443)	(258,789,196)	(121,010)	(25,020)	(4,532,454)	(435,440)
Proceeds from shares sold-Class C	15,417,218	39,467,799	6,865,364	12,169,837	76,977	65,498	12,452,237	9,580,393
Issued as reinvestment of distributions-Class C	4,521,836	8,528,282	24,802,823	15,524,267	6,071	1,583	634,558	1,837
Cost of shares redeemed-Class C	(45,413,694)	(70,094,544)	(49,091,124)	(76,758,455)	(1,757)	—	(2,283,129)	(181,801)
Proceeds from shares sold-Class I	319,640,361	566,665,458	233,491,705	333,391,456	32,665,725	60,189,648	937,504,332	1,317,744,550
Issued as reinvestment of distributions-Class I	25,270,730	40,420,186	184,393,203	103,735,532	77,119,092	171,813,988	156,438,374	127,201,107
Cost of shares redeemed-Class I	(314,949,731)	(267,949,969)	(547,561,594)	(722,667,447)	(220,685,962)	(302,805,384)	(865,852,084)	(530,416,882)
Proceeds from shares sold-Class R-3	17,221,529	12,945,227	9,836,552	17,082,373	—	10,000	1,330,563	1,649,875
Issued as reinvestment of distributions-Class R-3	1,120,588	1,661,600	14,806,775	7,176,466	851	1,588	105,258	770
Cost of shares redeemed-Class R-3	(13,886,923)	(11,050,282)	(30,926,085)	(31,495,675)	—	—	(291,022)	(14,805)
Proceeds from shares sold-Class R-5	286,083,806	559,748,449	83,728,573	110,789,186	—	10,000	1,400,239	1,153,765
Issued as reinvestment of distributions-Class R-5	18,246,315	23,700,917	72,168,324	34,589,597	906	1,594	50,544	775
Cost of shares redeemed-Class R-5	(284,656,227)	(194,371,904)	(176,886,905)	(154,481,135)	—	—	(203,270)	(345,533)
Proceeds from shares sold-Class R-6	1,122,124,295	1,175,594,466	496,286,719	730,103,437	466,748	3,303,278	86,049,187	38,476,930
Issued as reinvestment of distributions-Class R-6	44,732,630	52,993,487	372,738,335	147,039,395	280,424	1,594	978,574	775
Cost of shares redeemed-Class R-6	(410,926,375)	(221,850,346)	(541,821,604)	(656,682,217)	(314,128)	(265,263)	(15,093,366)	(323,638)
Proceeds from shares sold-Class Y	3,466,375	199,790	360	84,326	600	10,500	21,322,462	2,041,705
Issued as reinvestment of distributions-Class Y	9,465	739	14,071	733	932	1,591	177,896	1,692
Cost of shares redeemed-Class Y	(458,760)	(2,845)	(68,195)	—	—	—	(2,135,322)	(71,192)
Proceeds from shares issued—fund reorganization	N/A	243,862,189	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease) from fund share transactions	733,637,788	2,053,465,188	84,882,211	(198,819,726)	(109,859,092)	(67,234,094)	346,106,151	973,499,103
Increase (decrease) in net assets	1,387,835,851	1,912,760,045	(573,427,756)	(380,958,888)	(109,016,802)	(336,711,644)	388,868,782	798,474,959
Net assets, end of period	5,675,842,664	4,288,006,813	4,117,406,587	4,690,834,343	715,148,809	824,165,611	2,862,557,939	2,473,689,157

Shares issued and redeemed
Shares sold-Class A	2,573,310	4,805,747	1,709,879	2,291,711	34,920	21,081	1,001,989	376,289
Issued as reinvestment of distributions-Class A	341,244	416,693	2,178,079	737,495	2,537	75	43,527	175
Shares redeemed-Class A	(3,761,254)	(3,704,313)	(4,913,621)	(4,101,199)	(6,781)	(1,193)	(269,259)	(22,285)
Shares sold-Class C	341,110	820,256	224,070	261,415	4,628	2,914	718,346	489,371
Issued as reinvestment of distributions-Class C	117,725	181,436	918,283	350,356	387	74	40,755	96
Shares redeemed-Class C	(989,884)	(1,435,017)	(1,534,614)	(1,622,667)	(102)	—	(130,549)	(9,263)
Shares sold-Class I	5,153,503	8,951,579	4,541,370	5,007,733	1,846,546	2,723,323	52,828,057	67,125,594
Issued as reinvestment of distributions-Class I	488,890	648,183	4,257,520	1,654,738	4,905,795	8,047,494	9,983,304	6,663,233
Shares redeemed-Class I	(5,068,053)	(4,242,627)	(10,631,906)	(10,634,607)	(12,492,475)	(13,828,645)	(48,811,854)	(27,037,515)
Shares sold-Class R-3	308,444	222,557	212,369	275,083	—	399	73,791	83,463
Issued as reinvestment of distributions-Class R-3	23,736	28,995	381,815	124,160	54	75	6,743	40
Shares redeemed-Class R-3	(240,471)	(190,624)	(649,392)	(517,058)	—	—	(16,330)	(737)
Shares sold-Class R-5	4,712,937	8,819,967	1,592,680	1,658,538	—	399	76,441	57,573
Issued as reinvestment of distributions-Class R-5	353,954	379,950	1,657,518	549,303	57	75	3,240	41
Shares redeemed-Class R-5	(4,669,976)	(3,067,438)	(3,331,120)	(2,327,766)	—	—	(10,999)	(17,321)
Shares sold-Class R-6	18,089,177	18,433,936	9,347,746	10,906,856	25,977	154,129	4,766,178	1,887,914
Issued as reinvestment of distributions-Class R-6	859,416	838,973	8,463,631	2,317,041	17,862	75	62,529	41
Shares redeemed-Class R-6	(6,448,150)	(3,504,133)	(10,139,830)	(9,719,866)	(17,299)	(12,775)	(830,850)	(16,327)
Shares sold-Class Y	56,218	3,045	7	1,268	34	423	1,293,956	103,503
Issued as reinvestment of distributions-Class Y	184	12	327	12	59	74	11,389	89
Shares redeemed-Class Y	(6,965)	(47)	(1,383)	—	—	—	(118,999)	(3,570)
Shares issued—fund reorganization	N/A	4,000,263	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued and redeemed	12,235,095	32,407,393	4,283,428	(2,787,454)	(5,677,801)	(2,892,003)	20,721,405	49,680,404

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Scout Small Cap Fund		Carillon Reams Core Bond Fund		Carillon Reams Core Plus Bond Fund		Carillon Reams Unconstrained Bond Fund

	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18	11/1/18 to 10/31/19	11/1/17 to 10/31/18

Net assets, beginning of period	$318,969,196	$270,531,036	$107,564,645	$143,842,579	$624,870,862	$768,561,795	$1,249,199,294	$1,591,781,787
Increase (decrease) in net assets from operations
Net investment income (loss)	(320,862)	(1,528,104)	2,394,550	2,484,780	14,271,092	14,717,296	23,930,110	27,891,490
Net realized gain (loss) on investments	12,479,345	22,581,767	5,768,160	(1,404,466)	36,923,017	(14,497,236)	28,456,765	(18,733,508)
Net change in unrealized appreciation (depreciation)	1,002,226	(784,842)	3,393,104	(2,482,372)	23,166,614	(15,680,729)	41,096,541	(34,251,016)
Net increase (decrease) in net assets resulting from operations	13,160,709	20,268,821	11,555,814	(1,402,058)	74,360,723	(15,460,669)	93,483,416	(25,093,034)
Distributions to shareholders from earnings	(657,924)	(46,763,407)	(2,463,393)	(2,307,527)	(14,343,374)	(13,372,045)	(24,665,538)	(26,231,399)
Fund share transactions
Proceeds from shares sold-Class A	7,411,050	1,257,331	571,422	619,013	187,050	225,876	324,405	234,199
Issued as reinvestment of distributions-Class A	31,811	11,163	17,697	5,814	5,045	2,400	4,566	848
Cost of shares redeemed-Class A	(7,527,063)	(2,425,430)	(131,777)	(2,383)	(37,717)	(12,300)	(62,239)	(148,617)
Proceeds from shares sold-Class C	1,350,532	379,686	1,121,581	512,094	312,688	230,768	459,641	71,637
Issued as reinvestment of distributions-Class C	27,270	10,951	5,896	2,454	3,235	1,315	1,157	253
Cost of shares redeemed-Class C	(8,147,278)	(2,307,193)	(775,179)	(208,754)	(183,659)	(18,277)	(19,997)	(26,851)
Proceeds from shares sold-Class I	54,088,211	56,513,638	23,571,860	23,273,667	112,444,658	94,150,257	295,156,955	469,850,335
Issued as reinvestment of distributions-Class I	565,176	45,114,741	2,400,119	2,251,072	11,126,545	10,111,364	21,289,450	23,015,289
Cost of shares redeemed-Class I	(56,296,076)	(69,534,464)	(34,559,030)	(58,375,035)	(153,849,611)	(209,835,364)	(657,106,310)	(781,026,245)
Proceeds from shares sold-Class R-3	37,892	24,210	—	10,000	—	10,000	—	10,000
Issued as reinvestment of distributions-Class R-3	488	1,741	174	139	165	135	160	132
Cost of shares redeemed-Class R-3	(98,300)	(8,490)	—	—	—	—	—	—
Proceeds from shares sold-Class R-5	3,002	10,000	—	10,000	—	10,000	—	10,000
Issued as reinvestment of distributions-Class R-5	134	1,741	233	186	223	182	218	179
Cost of shares redeemed-Class R-5	(3,311)	(65)	—	—	—	—	—	—
Proceeds from shares sold-Class R-6	2,777,859	5,549,041	—	10,000	—	10,000	22,626,297	41,307,294
Issued as reinvestment of distributions-Class R-6	11,144	216,374	244	195	233	191	970,352	290,370
Cost of shares redeemed-Class R-6	(1,965,342)	(378,155)	—	—	—	—	(21,639,898)	(12,128,000)
Proceeds from shares sold-Class Y	3,600	92,700	193,117	178,750	593,484	2,415,673	2,927,850	10,068,156
Issued as reinvestment of distributions-Class Y	182	1,764	33,109	33,728	277,388	343,230	493,361	815,539
Cost of shares redeemed-Class Y	(10,190)	—	(754,414)	(889,289)	(6,087,421)	(12,503,669)	(18,799,956)	(43,602,578)
Proceeds from shares issued—fund reorganization	N/A	40,401,462	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease) from fund share transactions	(7,739,209)	74,932,746	(8,304,948)	(32,568,349)	(35,207,694)	(114,858,219)	(353,373,988)	(291,258,060)
Increase (decrease) in net assets	4,763,576	48,438,160	787,473	(36,277,934)	24,809,655	(143,690,933)	(284,556,110)	(342,582,493)
Net assets, end of period	323,732,772	318,969,196	108,352,118	107,564,645	649,680,517	624,870,862	964,643,184	1,249,199,294

Shares issued and redeemed
Shares sold-Class A	279,787	42,461	49,914	55,471	5,751	7,252	27,717	20,176
Issued as reinvestment of distributions-Class A	1,330	387	1,529	521	157	78	385	73
Shares redeemed-Class A	(293,490)	(86,553)	(11,334)	(213)	(1,148)	(400)	(5,333)	(12,821)
Shares sold-Class C	51,424	13,233	98,165	45,751	9,788	7,414	38,241	6,127
Issued as reinvestment of distributions-Class C	1,149	381	512	220	102	42	97	22
Shares redeemed-Class C	(300,548)	(78,343)	(68,221)	(18,706)	(5,767)	(587)	(1,692)	(2,299)
Shares sold-Class I	1,925,338	1,911,641	2,027,255	2,068,956	3,513,449	3,015,596	24,964,493	40,214,342
Issued as reinvestment of distributions-Class I	23,549	1,580,008	208,199	200,883	348,300	324,975	1,808,310	1,975,490
Shares redeemed-Class I	(2,030,634)	(2,436,745)	(2,998,974)	(5,167,715)	(4,800,994)	(6,745,419)	(55,435,030)	(67,050,826)
Shares sold-Class R-3	1,461	843	—	876	—	315	—	846
Issued as reinvestment of distributions-Class R-3	20	61	15	12	5	4	13	11
Shares redeemed-Class R-3	(3,478)	(289)	—	—	—	—	—	—
Shares sold-Class R-5	103	337	—	875	—	315	—	846
Issued as reinvestment of distributions-Class R-5	6	61	20	17	7	6	18	15
Shares redeemed-Class R-5	(112)	(2)	—	—	—	—	—	—
Shares sold-Class R-6	97,225	183,537	—	876	—	315	1,949,189	3,564,946
Issued as reinvestment of distributions-Class R-6	464	7,460	21	17	7	6	82,237	25,134
Shares redeemed-Class R-6	(69,710)	(13,563)	—	—	—	—	(1,801,962)	(1,049,904)
Shares sold-Class Y	131	3,236	16,714	15,863	18,488	77,458	245,994	856,445
Issued as reinvestment of distributions-Class Y	8	62	2,876	3,010	8,716	11,028	41,785	69,660
Shares redeemed-Class Y	(350)	—	(64,335)	(79,271)	(190,593)	(401,555)	(1,596,829)	(3,717,322)
Shares issued—fund reorganization	N/A	1,393,774	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued and redeemed	(316,327)	2,521,987	(737,644)	(2,872,557)	(1,093,732)	(3,703,157)	(29,682,367)	(25,099,039)

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/18	10/31/19	$42.91	$0.14	$3.75	$3.89	$(0.06)	$(3.60)	$—	$(3.66)	$43.14	1.00	1.14	0.34	49	11.23	$170
11/01/17	10/31/18	43.14	0.07	2.40	2.47	—	(2.70)	—	(2.70)	42.91	1.02	1.12	0.15	45	5.83	177
11/01/16	10/31/17	35.05	0.02	10.24	10.26	(0.03)	(2.14)	—	(2.17)	43.14	1.20	1.20	0.07	33	30.84	164
11/01/15	10/31/16	40.32	0.08	(0.09)	(0.01)	(0.01)	(5.25)	—	(5.26)	35.05	1.23	1.23	0.22	35	0.30	145
11/01/14	10/31/15	42.02	0.09	3.80	3.89	—	(5.59)	—	(5.59)	40.32	1.19	1.19	0.22	42	10.29	168
Class C*
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	—	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	—	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
11/01/16	10/31/17	26.88	(0.20)	7.69	7.49	—	(2.14)	—	(2.14)	32.23	1.97	1.97	(0.70)	33	29.83	63
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00	2.00	(0.55)	35	(0.45)	62
11/01/14	10/31/15	35.05	(0.17)	3.08	2.91	—	(5.59)	—	(5.59)	32.37	1.96	1.96	(0.54)	42	9.42	69
Class I*
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	—	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	—	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
11/01/16	10/31/17	36.55	0.16	10.68	10.84	(0.12)	(2.14)	—	(2.26)	45.13	0.88	0.88	0.39	33	31.26	119
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92	0.92	0.52	35	0.61	124
11/01/14	10/31/15	43.34	0.21	3.93	4.14	(0.06)	(5.59)	—	(5.65)	41.83	0.90	0.90	0.51	42	10.59	103
Class R-3*
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	—	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	—	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
11/01/16	10/31/17	33.95	(0.10)	9.89	9.79	—	(2.14)	—	(2.14)	41.60	1.51	1.56	(0.28)	33	30.43	1
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57	1.57	(0.12)	35	(0.04)	1
11/01/14	10/31/15	41.24	(0.04)	3.72	3.68	—	(5.59)	—	(5.59)	39.33	1.51	1.51	(0.10)	42	9.94	1
Class R-5*
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	—	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	—	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
11/01/16	10/31/17	36.44	0.17	10.63	10.80	(0.13)	(2.14)	—	(2.27)	44.97	0.89	0.89	0.45	33	31.26	3
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90	0.90	0.55	35	0.64	7
11/01/14	10/31/15	43.20	0.18	3.93	4.11	(0.02)	(5.59)	—	(5.61)	41.70	0.95	0.86	0.46	42	10.54	8
Class R-6*
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	—	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	—	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
11/01/16	10/31/17	36.35	0.14	10.66	10.80	(0.19)	(2.14)	—	(2.33)	44.82	0.82	0.82	0.34	33	31.36	41
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85	1.49	0.60	35	0.68	0
07/31/15	10/31/15	41.71	0.06	(0.11)	(0.05)	—	—	—	—	41.66	0.82	0.82	0.57	42	(0.12)	0
Class Y*
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	—	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	—	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
11/01/15	10/31/16	16.02	0.21	(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67	3.45	1.40	100	(5.84)	4
11/01/14	10/31/15	16.54	0.14	0.40	0.54	(0.39)	(0.67)	—	(1.06)	16.02	1.58	4.04	0.88	86	3.63	10
Class C*
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5
11/01/15	10/31/16	15.83	0.08	(1.12)	(1.04)	—	—	—	—	14.79	2.47	4.31	0.52	100	(6.57)	5
11/01/14	10/31/15	16.38	0.03	0.38	0.41	(0.29)	(0.67)	—	(0.96)	15.83	2.35	4.95	0.18	86	2.80	5

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest International Stock Fund (cont’d)
Class I*
11/01/18	10/31/19	$16.92	$0.31		$0.51	$0.82	$(0.28)	$—	$—	$(0.28)	$17.46	1.15	3.82	1.88	43	5.07	$5
11/01/17	10/31/18	18.70	0.30		(1.82)	(1.52)	(0.26)	—	—	(0.26)	16.92	1.15	2.59	1.60	49	(8.29)	9
11/01/16	10/31/17	15.11	0.23		3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
11/01/15	10/31/16	16.08	0.30		(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15	3.12	2.03	100	(5.31)	6
11/01/14	10/31/15	16.62	0.21		0.39	0.60	(0.47)	(0.67)	—	(1.14)	16.08	1.15	3.82	1.31	86	4.04	2
Class R-3*
11/01/18	10/31/19	16.74	0.24		0.49	0.73	(0.20)	—	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19		(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15		3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
11/01/15	10/31/16	15.99	0.12		(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75	3.86	0.77	100	(5.84)	1
11/01/14	10/31/15	16.53	0.13		0.37	0.50	(0.37)	(0.67)	—	(1.04)	15.99	1.74	4.38	0.79	86	3.37	0
Class R-5*
11/01/18	10/31/19	16.94	0.33		0.49	0.82	(0.28)	—	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29		(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08		3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
11/01/15	10/31/16	16.09	0.27		(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15	3.22	1.79	100	(5.36)	0
11/01/14	10/31/15	16.63	0.25		0.35	0.60	(0.47)	(0.67)	—	(1.14)	16.09	1.15	3.59	1.58	86	4.01	0
Class R-6*
11/01/18	10/31/19	16.97	0.34		0.49	0.83	(0.29)	—	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29		(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26		3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
11/01/15	10/31/16	16.11	0.27		(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05	3.73	1.80	100	(5.26)	0
11/01/14	10/31/15	16.65	0.24		0.37	0.61	(0.48)	(0.67)	—	(1.15)	16.11	1.05	3.80	1.48	86	4.11	0
Class Y*
11/01/18	10/31/19	16.86	0.35		0.40	0.75	(0.27)	—	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21		(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Cougar Tactical Allocation Fund
Class A*
11/01/18	10/31/19	15.73	0.16		0.67	0.83	(0.08)	(0.50)	—	(0.58)	15.98	1.17	2.50	1.03	139	5.74	1
11/01/17	10/31/18	16.05	0.13		(0.05)	0.08	(0.11)	(0.29)	—	(0.40)	15.73	1.17	2.62	0.79	88	0.44	1
11/01/16	10/31/17	14.59	0.12		1.40	1.52	(0.04)	(0.02)	—	(0.06)	16.05	1.17	3.55	0.79	152	10.42	2
12/31/15	10/31/16	14.29	0.06		0.24	0.30	—	—	—	—	14.59	1.17	17.33	0.47	66	2.10	2
Class C*
11/01/18	10/31/19	15.52	0.04		0.66	0.70	(0.03)	(0.50)	—	(0.53)	15.69	1.92	3.26	0.29	139	4.91	2
11/01/17	10/31/18	15.87	—	(d)	(0.03)	(0.03)	(0.03)	(0.29)	—	(0.32)	15.52	1.92	3.40	0.02	88	(0.29)	2
11/01/16	10/31/17	14.50	0.01		1.38	1.39	—	(0.02)	—	(0.02)	15.87	1.93	4.11	0.05	152	9.58	2
12/31/15	10/31/16	14.29	(0.04)		0.25	0.21	—	—	—	—	14.50	1.97	10.40	(0.31)	66	1.47	1
Class I*
11/01/18	10/31/19	15.76	0.21		0.66	0.87	(0.13)	(0.50)	—	(0.63)	16.00	0.87	2.24	1.33	139	6.02	22
11/01/17	10/31/18	16.09	0.17		(0.04)	0.13	(0.17)	(0.29)	—	(0.46)	15.76	0.87	2.42	1.03	88	0.74	20
11/01/16	10/31/17	14.62	0.17		1.40	1.57	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.00	1.09	152	10.79	14
12/31/15	10/31/16	14.29	0.10		0.23	0.33	—	—	—	—	14.62	0.87	8.81	0.77	66	2.31	5
Class R-3*
11/01/18	10/31/19	15.70	0.12		0.66	0.78	(0.04)	(0.50)	—	(0.54)	15.94	1.42	3.26	0.80	139	5.40	0
11/01/17	10/31/18	16.03	0.09		(0.04)	0.05	(0.09)	(0.29)	—	(0.38)	15.70	1.42	3.49	0.52	88	0.21	0
11/01/16	10/31/17	14.57	0.09		1.39	1.48	—	(0.02)	—	(0.02)	16.03	1.40	3.62	0.57	152	10.15	0
12/31/15	10/31/16	14.29	0.03		0.25	0.28	—	—	—	—	14.57	1.37	22.76	0.21	66	1.96	0
Class R-5*
11/01/18	10/31/19	15.77	0.21		0.66	0.87	(0.12)	(0.50)	—	(0.62)	16.02	0.87	2.43	1.35	139	6.04	0
11/01/17	10/31/18	16.09	0.18		(0.05)	0.13	(0.16)	(0.29)	—	(0.45)	15.77	0.87	2.60	1.07	88	0.76	0
11/01/16	10/31/17	14.63	0.17		1.39	1.56	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.18	1.15	152	10.71	0
12/31/15	10/31/16	14.29	0.08		0.26	0.34	—	—	—	—	14.63	0.87	21.86	0.69	66	2.38	0

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Cougar Tactical Allocation Fund (cont’d)
Class R-6*
11/01/18	10/31/19	$15.79	$0.22	$0.67	$0.89	$(0.14)	$(0.50)	$—	$(0.64)	$16.04	0.77	2.72	1.45	139	6.15	$0
11/01/17	10/31/18	16.12	0.19	(0.05)	0.14	(0.18)	(0.29)	—	(0.47)	15.79	0.77	2.92	1.17	88	0.82	0
11/01/16	10/31/17	14.64	0.18	1.41	1.59	(0.09)	(0.02)	—	(0.11)	16.12	0.77	3.04	1.21	152	10.88	0
12/31/15	10/31/16	14.29	0.10	0.25	0.35	—	—	—	—	14.64	0.77	22.16	0.82	66	2.45	0
Class Y*
11/01/18	10/31/19	15.71	0.16	0.66	0.82	(0.08)	(0.50)	—	(0.58)	15.95	1.17	3.12	1.05	139	5.68	0
11/20/17	10/31/18	16.11	0.13	(0.06)	0.07	(0.18)	(0.29)	—	(0.47)	15.71	1.17	3.32	0.82	88	0.34	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	—	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
11/01/17	10/31/18	20.39	0.40	1.57	1.97	(0.42)	(0.50)	—	(0.92)	21.44	0.98	0.98	1.91	10	9.76	147
11/01/16	10/31/17	18.39	0.34	2.93	3.27	(0.33)	(0.94)	—	(1.27)	20.39	1.03	1.03	1.74	10	18.56	147
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06	1.06	1.91	15	6.87	152
11/01/14	10/31/15	18.27	0.36	(0.64)	(0.28)	(0.32)	(0.13)	(0.02)	(0.47)	17.52	1.02	1.02	1.99	25	(1.55)	180
Class C*
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	—	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	—	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
11/01/16	10/31/17	17.68	0.18	2.81	2.99	(0.19)	(0.94)	—	(1.13)	19.54	1.79	1.79	0.98	10	17.62	169
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82	1.82	1.14	15	6.07	185
11/01/14	10/31/15	17.60	0.21	(0.60)	(0.39)	(0.20)	(0.13)	(0.02)	(0.35)	16.86	1.79	1.79	1.21	25	(2.30)	197
Class I*
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	—	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	—	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
11/01/16	10/31/17	18.35	0.39	2.93	3.32	(0.39)	(0.94)	—	(1.33)	20.34	0.75	0.75	2.00	10	18.90	246
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79	0.79	2.17	15	7.18	179
11/01/14	10/31/15	18.24	0.40	(0.64)	(0.24)	(0.37)	(0.13)	(0.02)	(0.52)	17.48	0.76	0.76	2.23	25	(1.33)	200
Class R-3*
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	—	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	—	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2
11/01/16	10/31/17	18.32	0.28	2.91	3.19	(0.27)	(0.94)	—	(1.21)	20.30	1.34	1.34	1.44	10	18.15	2
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37	1.37	1.60	15	6.61	3
11/01/14	10/31/15	18.19	0.28	(0.63)	(0.35)	(0.25)	(0.13)	(0.02)	(0.40)	17.44	1.44	1.44	1.57	25	(1.99)	3
Class R-5*
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	—	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	—	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
11/01/16	10/31/17	18.38	0.38	2.93	3.31	(0.39)	(0.94)	—	(1.33)	20.36	0.76	0.76	1.97	10	18.82	0
11/01/15	10/31/16	17.50	0.39	0.87	1.26	(0.38)	—	—	(0.38)	18.38	0.75	0.75	2.21	15	7.27	0
11/01/14	10/31/15	18.21	0.44	(0.76)	(0.32)	(0.24)	(0.13)	(0.02)	(0.39)	17.50	0.78	0.79	2.39	25	(1.82)	0
Class R-6*
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)	(1.50)	—	(1.96)	21.59	0.63	0.63	2.31	25	11.87	49
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)	(0.50)	—	(0.99)	21.34	0.64	0.64	2.24	10	10.12	42
11/01/16	10/31/17	18.32	0.40	2.93	3.33	(0.41)	(0.94)	—	(1.35)	20.30	0.65	0.65	2.10	10	18.98	40
11/01/15	10/31/16	17.46	0.39	0.87	1.26	(0.40)	—	—	(0.40)	18.32	0.67	0.67	2.18	15	7.30	34
11/01/14	10/31/15	18.26	0.45	(0.71)	(0.26)	(0.39)	(0.13)	(0.02)	(0.54)	17.46	0.65	0.65	2.47	25	(1.46)	0
Class Y*
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)	(1.50)	—	(1.87)	21.60	1.10	1.07	1.82	25	11.35	0
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)	(0.50)	—	(0.90)	21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—	(1.50)	—	(1.50)	63.14	1.05	1.05	(0.44)	32	15.81	719
11/01/17	10/31/18	56.41	(0.28)	3.06	2.78	—	(3.00)	—	(3.00)	56.19	1.05	1.05	(0.46)	44	4.75	688
11/01/16	10/31/17	42.29	(0.26)	14.38	14.12	—	—	—	—	56.41	1.12	1.12	(0.53)	44	33.39	459
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—	(0.70)	—	(0.70)	42.29	1.17	1.17	(0.40)	34	(0.87)	320
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14	1.14	(0.59)	52	4.70	354

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions						Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Mid Cap Growth Fund (cont’d)
Class C*
11/01/18	10/31/19	$44.61	$(0.52)	$6.81	$6.29	$—		$(1.50)	$—	$(1.50)	49.40	1.74	1.74	(1.12)	32	15.05	$136
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—		(3.00)	—	(3.00)	44.61	1.74	1.74	(1.14)	44	4.00	147
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—		—	—	—	45.67	1.84	1.84	(1.24)	44	32.45	146
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—		(0.70)	—	(0.70)	34.48	1.88	1.88	(1.11)	34	(1.58)	112
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—		(4.29)	—	(4.29)	35.76	1.87	1.88	(1.32)	52	3.92	117
Class I*
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—		(1.50)	—	(1.50)	67.06	0.74	0.74	(0.12)	32	16.20	1,319
11/01/17	10/31/18	59.29	(0.10)	3.19	3.09	—		(3.00)	—	(3.00)	59.38	0.75	0.75	(0.16)	44	5.05	1,134
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	—	(d)	—	—	— (d)	59.29	0.78	0.78	(0.21)	44	33.84	763
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—		(0.70)	—	(0.70)	44.30	0.82	0.82	(0.06)	34	(0.52)	421
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—		(4.29)	—	(4.29)	45.26	0.82	0.83	(0.28)	52	5.02	358
Class R-3*
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—		(1.50)	—	(1.50)	60.92	1.34	1.34	(0.73)	32	15.49	45
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—		(3.00)	—	(3.00)	54.42	1.32	1.32	(0.72)	44	4.43	35
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—		—	—	—	54.88	1.38	1.38	(0.80)	44	33.04	32
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—		(0.70)	—	(0.70)	41.25	1.46	1.46	(0.69)	34	(1.16)	21
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—		(4.29)	—	(4.29)	42.46	1.41	1.42	(0.86)	52	4.42	24
Class R-5*
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—		(1.50)	—	(1.50)	66.87	0.75	0.75	(0.14)	32	16.19	758
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—		(3.00)	—	(3.00)	59.22	0.75	0.75	(0.18)	44	5.04	648
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	—	(d)	—	—	— (d)	59.14	0.79	0.79	(0.22)	44	33.84	284
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—		(0.70)	—	(0.70)	44.19	0.83	0.83	(0.06)	34	(0.52)	153
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—		(4.29)	—	(4.29)	45.15	0.82	0.83	(0.28)	52	4.89	133
Class R-6*
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—		(1.50)	—	(1.50)	67.58	0.65	0.65	(0.04)	32	16.30	2,695
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—		(3.00)	—	(3.00)	59.78	0.66	0.66	(0.09)	44	5.14	1,636
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)		—	—	(0.01)	59.62	0.69	0.69	(0.12)	44	33.97	692
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—		(0.70)	—	(0.70)	44.51	0.72	0.72	0.04	34	(0.43)	346
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—		(4.29)	—	(4.29)	45.43	0.73	0.74	(0.21)	52	5.15	190
Class Y*
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—		(1.50)	—	(1.50)	66.60	1.01	1.01	(0.44)	32	15.89	4
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—		(3.00)	—	(3.00)	59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—		(10.99)	—	(10.99)	48.23	1.08	1.08	(0.65)	26	3.64	394
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—		(4.83)	—	(4.83)	59.15	1.05	1.05	(0.63)	35	2.61	544
11/01/16	10/31/17	50.48	(0.27)	13.72	13.45	—		(1.62)	—	(1.62)	62.31	1.13	1.13	(0.47)	40	27.22	640
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—		(3.46)	—	(3.46)	50.48	1.15	1.15	(0.66)	32	2.07	848
11/01/14	10/31/15	57.57	(0.33)	2.22	1.89	—		(6.48)	—	(6.48)	52.98	1.10	1.10	(0.60)	45	3.23	711
Class C*
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—		(10.99)	—	(10.99)	31.93	1.76	1.76	(1.32)	26	2.92	68
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—		(4.83)	—	(4.83)	43.65	1.75	1.75	(1.31)	35	1.89	111
11/01/16	10/31/17	39.10	(0.51)	10.54	10.03	—		(1.62)	—	(1.62)	47.51	1.82	1.82	(1.17)	40	26.37	169
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—		(3.46)	—	(3.46)	39.10	1.85	1.85	(1.36)	32	1.37	166
11/01/14	10/31/15	47.33	(0.59)	1.84	1.25	—		(6.48)	—	(6.48)	42.10	1.82	1.82	(1.32)	45	2.49	186
Class I*
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—		(10.99)	—	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—		(4.83)	—	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
11/01/16	10/31/17	52.55	(0.08)	14.33	14.25	—		(1.62)	—	(1.62)	65.18	0.78	0.78	(0.13)	40	27.68	1,691
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—		(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32	2.40	1,374
11/01/14	10/31/15	59.19	(0.16)	2.29	2.13	—		(6.48)	—	(6.48)	54.84	0.78	0.78	(0.28)	45	3.58	1,757

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Small Cap Growth Fund (cont’d)
Class R-3*
11/01/18	10/31/19	$57.14	$(0.43)	$0.30	$(0.13)	$—	$(10.99)	$—	$(10.99)	$46.02	1.34	1.34	(0.90)	26	3.37	$66
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—	(4.83)	—	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
11/01/16	10/31/17	49.18	(0.40)	13.35	12.95	—	(1.62)	—	(1.62)	60.51	1.38	1.38	(0.73)	40	26.92	98
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—	(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32	1.83	94
11/01/14	10/31/15	56.59	(0.48)	2.19	1.71	—	(6.48)	—	(6.48)	51.82	1.38	1.38	(0.88)	45	2.94	119
Class R-5*
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	—	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
11/01/17	10/31/18	65.45	(0.22)	2.16	1.94	—	(4.83)	—	(4.83)	62.56	0.75	0.75	(0.33)	35	2.92	441
11/01/16	10/31/17	52.75	(0.07)	14.39	14.32	—	(1.62)	—	(1.62)	65.45	0.77	0.77	(0.11)	40	27.71	469
11/01/15	10/31/16	55.02	(0.15)	1.34	1.19	—	(3.46)	—	(3.46)	52.75	0.78	0.78	(0.30)	32	2.43	444
11/01/14	10/31/15	59.37	(0.15)	2.28	2.13	—	(6.48)	—	(6.48)	55.02	0.75	0.75	(0.25)	45	3.57	418
Class R-6*
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	—	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	—	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
11/01/16	10/31/17	53.06	(0.04)	14.52	14.48	—	(1.62)	—	(1.62)	65.92	0.66	0.66	(0.06)	40	27.86	2,005
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32	2.53	1,139
11/01/14	10/31/15	59.55	(0.10)	2.30	2.20	—	(6.48)	—	(6.48)	55.27	0.66	0.66	(0.17)	45	3.68	737
Class Y*
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	—	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	—	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

Carillon Scout International Fund
Class A*
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
07/01/15	06/30/16	33.69	0.56	(3.41)	(2.85)	(0.59)	(7.15)	—	(7.74)	23.10	1.05	1.05	1.38	23	(7.89)	1,484
07/01/14	06/30/15	37.81	0.65	(1.59)	(0.94)	(0.60)	(2.58)	—	(3.18)	33.69	1.02	1.02	1.48	17	(2.22)	4,775
Class R-3*
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

Carillon Scout Mid Cap Fund
Class A*
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	—	(1.28)	18.38	1.20	1.20	0.50	170	8.31	21
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.28	106	(1.51)	7
Class C*
11/01/18	10/31/19	18.26	(0.05)	1.18	1.13	(0.03)	(1.19)	—	(1.22)	18.17	1.99	1.99	(0.28)	170	7.34	20
11/20/17	10/31/18	20.18	(0.09)	(0.28)	(0.37)	(0.01)	(1.54)	—	(1.55)	18.26	1.94	1.94	(0.47)	106	(2.16)	9

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout Mid Cap Fund (cont’d)
Class I*
11/01/18	10/31/19	$18.41	$0.13	$1.20	$1.33	$(0.09)	$(1.19)	$—	$(1.28)	$18.46	0.98	0.98	0.75	170	8.48	$2,685
11/01/17	10/31/18	19.77	0.08	0.12	0.20	(0.02)	(1.54)	—	(1.56)	18.41	0.97	0.97	0.40	106	0.74	2,420
07/01/17	10/31/17	18.11	— (d)	1.66	1.66	—	—	—	—	19.77	1.01	1.01	0.03	20	9.17	1,675
07/01/16	06/30/17	15.06	0.07	3.35	3.42	(0.07)	(0.30)	—	(0.37)	18.11	1.03	1.03	0.43	87	22.93	1,437
07/01/15	06/30/16	16.02	0.21	0.13	0.34	(0.17)	(1.13)	—	(1.30)	15.06	1.04	1.04	1.34	161	2.69	1,292
07/01/14	06/30/15	18.79	0.03	0.30	0.33	(0.02)	(3.08)	—	(3.10)	16.02	1.04	1.04	0.17	158	2.42	1,585
Class R-3*
11/01/18	10/31/19	18.32	0.03	1.19	1.22	(0.06)	(1.19)	—	(1.25)	18.29	1.56	1.56	0.16	170	7.87	3
11/20/17	10/31/18	20.18	0.01	(0.32)	(0.31)	(0.01)	(1.54)	—	(1.55)	18.32	1.44	1.44	0.04	106	(1.83)	2
Class R-5*
11/01/18	10/31/19	18.35	0.13	1.19	1.32	(0.11)	(1.19)	—	(1.30)	18.37	1.00	1.00	0.72	170	8.47	2
11/20/17	10/31/18	20.18	0.10	(0.36)	(0.26)	(0.03)	(1.54)	—	(1.57)	18.35	0.99	0.99	0.53	106	(1.62)	1
Class R-6*
11/01/18	10/31/19	18.41	0.15	1.19	1.34	(0.11)	(1.19)	—	(1.30)	18.45	0.88	0.88	0.82	170	8.60	108
11/20/17	10/31/18	20.18	0.12	(0.32)	(0.20)	(0.03)	(1.54)	—	(1.57)	18.41	0.90	0.90	0.62	106	(1.29)	34
Class Y*
11/01/18	10/31/19	18.37	0.08	1.20	1.28	(0.10)	(1.19)	—	(1.29)	18.36	1.26	1.26	0.45	170	8.20	24
11/20/17	10/31/18	20.18	0.07	(0.32)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.36	106	(1.51)	2

Carillon Scout Small Cap Fund
Class A*
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	—	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
11/20/17	10/31/18	29.63	(0.26)	2.68	2.42	—	(4.95)	—	(4.95)	27.10	1.23	1.23	(0.95)	22	8.00	12
Class C*
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	—	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8
11/20/17	10/31/18	29.63	(0.47)	2.68	2.21	—	(4.95)	—	(4.95)	26.89	1.97	1.97	(1.69)	22	7.21	14
Class I*
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
11/01/17	10/31/18	29.33	(0.14)	2.93	2.79	—	(4.95)	—	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
07/01/17	10/31/17	26.81	(0.04)	2.56	2.52	—	—	—	—	29.33	1.03	1.03	(0.45)	6	9.40	271
07/01/16	06/30/17	21.45	(0.09)	6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
07/01/15	06/30/16	26.61	(0.07)	(1.55)	(1.62)	—	(3.54)	—	(3.54)	21.45	1.13	1.13	(0.32)	16	(6.01)	198
07/01/14	06/30/15	24.49	(0.07)	2.37	2.30	—	(0.18)	—	(0.18)	26.61	1.12	1.12	(0.27)	22	9.44	249
Class R-3*
11/01/18	10/31/19	27.02	(0.16)	1.23	1.07	—	(0.06)	—	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
11/20/17	10/31/18	29.63	(0.33)	2.67	2.34	—	(4.95)	—	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
11/20/17	10/31/18	29.63	(0.17)	2.66	2.49	—	(4.95)	—	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0
Class R-6*
11/01/18	10/31/19	27.20	—	1.27	1.27	—	(0.06)	—	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
11/20/17	10/31/18	29.63	(0.13)	2.65	2.52	—	(4.95)	—	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/01/18	10/31/19	27.09	(0.10)	1.24	1.14	—	(0.06)	—	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0
11/20/17	10/31/18	29.63	(0.24)	2.65	2.41	—	(4.95)	—	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

Carillon Reams Core Bond Fund
Class A*
11/01/18	10/31/19	11.03	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
11/20/17	10/31/18	11.42	0.20	(0.40)	(0.20)	(0.19)	—	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1
Class C*
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Core Bond Fund (cont’d)
Class I*
11/01/18	10/31/19	$11.04	$0.26	$1.01	$1.27	$(0.27)	$—	$—	$(0.27)	$12.04	0.40	0.98	2.28	409	11.64	$105
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
07/01/17	10/31/17	11.37	0.07	0.03	0.10	(0.07)	—	—	(0.07)	11.40	0.40	0.69	1.65	126	0.85	141
07/01/16	06/30/17	11.90	0.15	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40	0.66	1.30	390	(0.71)	166
07/01/15	06/30/16	11.42	0.18	0.49	0.67	(0.19)	—	—	(0.19)	11.90	0.40	0.62	1.62	453	6.00	204
07/01/14	06/30/15	11.50	0.14	(0.07)	0.07	(0.15)	—	—	(0.15)	11.42	0.40	0.61	1.21	158	0.61	210
Class R-3*
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0
Class R-5*
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2
07/01/17	10/31/17	11.37	0.05	0.03	0.08	(0.05)	—	—	(0.05)	11.40	0.80	1.00	1.25	126	0.71	3
07/01/16	06/30/17	11.90	0.10	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79	0.97	0.91	390	(1.09)	3
07/01/15	06/30/16	11.42	0.15	0.49	0.64	(0.16)	—	—	(0.16)	11.90	0.75	0.97	1.27	453	5.63	4
07/01/14	06/30/15	11.50	0.10	(0.07)	0.03	(0.11)	—	—	(0.11)	11.42	0.76	0.97	0.85	158	0.24	4

Carillon Reams Core Plus Bond Fund
Class A*
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0
Class I*
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
11/01/17	10/31/18	31.74	0.66	(1.34)	(0.68)	(0.60)	—	—	(0.60)	30.46	0.40	0.60	2.11	292	(2.17)	607
07/01/17	10/31/17	31.64	0.16	0.11	0.27	(0.16)	—	(0.01)	(0.17)	31.74	0.40	0.58	1.53	123	0.85	741
07/01/16	06/30/17	32.98	0.42	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40	0.59	1.32	433	(0.18)	784
07/01/15	06/30/16	32.27	0.60	1.14	1.74	(0.56)	(0.47)	—	(1.03)	32.98	0.40	0.55	1.87	480	5.53	844
07/01/14	06/30/15	32.30	0.39	(0.01)	0.38	(0.38)	(0.03)	—	(0.41)	32.27	0.40	0.56	1.22	187	1.19	638
Class R-3*
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0
Class Y*
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17
07/01/17	10/31/17	31.63	0.12	0.10	0.22	(0.11)	—	(0.01)	(0.12)	31.73	0.80	0.93	1.13	123	0.71	28
07/01/16	06/30/17	32.97	0.30	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78	0.91	0.94	433	(0.57)	30
07/01/15	06/30/16	32.27	0.48	1.14	1.62	(0.45)	(0.47)	—	(0.92)	32.97	0.74	0.89	1.53	480	5.16	82
07/01/14	06/30/15	32.29	0.26	(0.01)	0.25	(0.24)	(0.03)	—	(0.27)	32.27	0.80	0.96	0.82	187	0.79	57

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Unconstrained Bond Fund
Class A*
11/01/18	10/31/19	$11.45	$0.21	$0.69	$0.90	$(0.22)	$—	$—	$(0.22)	$12.13	0.80	1.14	1.74	289	7.92	$0
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
07/01/17	10/31/17	11.83	0.04	0.02	0.06	(0.04)	—	—	(0.04)	11.85	0.50	0.80	1.00	83	0.48	1,521
07/01/16	06/30/17	11.70	0.10	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50	0.80	0.86	370	2.15	1,475
07/01/15	06/30/16	11.32	0.21	0.27	0.48	(0.10)	—	—	(0.10)	11.70	0.50	0.82	1.88	615	4.28	1,281
07/01/14	06/30/15	11.65	0.08	(0.29)	(0.21)	(0.12)	—	—	(0.12)	11.32	0.50	0.81	0.79	116	(1.77)	1,477
Class R-3*
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0
Class R-5*
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37
07/01/17	10/31/17	11.88	0.03	0.02	0.05	(0.03)	—	—	(0.03)	11.90	0.80	1.07	0.69	83	0.38	71
07/01/16	06/30/17	11.75	0.07	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80	1.09	0.56	370	1.78	99
07/01/15	06/30/16	11.30	0.13	0.32	0.45	—	—	—	—	11.75	0.79	1.11	1.59	615	3.98	92
07/01/14	06/30/15	11.64	0.03	(0.27)	(0.24)	(0.10)	—	—	(0.10)	11.30	0.80	1.11	0.49	116	(2.05)	260

* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

The accompanying notes are an integral part of the financial statements.	47

Notes to Financial Statements

10.31.2019

Note 1  |  Organization and investment objective  |  Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in the following series (each a “Fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”):

•	Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	Carillon Cougar Tactical Allocation Fund* (“Tactical Allocation Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Scout International Fund (“International Fund”) seeks long-term growth of capital and income,
•	Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

*Tactical Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in exchange-traded funds (“ETFs”).

Class offerings  |  As of October 31, 2019, each Fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all Funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed less than one year after purchase. Class C shares automatically convert to Class A shares for all purchases that have surpassed their 10-year anniversary date.

•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

Note 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

48

Notes to Financial Statements

10.31.2019

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”), comprised of certain officers of the Trust and other employees of Carillon Tower. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

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Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

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Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. In accordance with SEC guidance, before using certain evaluated prices from a Pricing Service to determine the fair value of a Fund’s securities, Carillon Tower or the Valuation Committee shall, as appropriate, consider the inputs, methods, models, and assumptions used by the Pricing Service to determine the evaluated prices, and how those inputs, methods, models and assumptions are affected, if at all, as market conditions change. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2019, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. None of the Funds held options during the fiscal year ended October 31, 2019.

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Credit default swaps  |  Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2019, only the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund held credit default swaps.

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Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

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Notes to Financial Statements

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Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2019:

	Level 1	Level 2	Level 3

Capital Appreciation Fund
Common stocks (a)	$547,363,869	$—	$—
Total investment portfolio	$547,363,869	$—	$—

International Stock Fund
Common stocks (a):
Australia	$—	$484,917	$—
Belgium	—	77,004	—
Denmark	—	330,520	—
Finland	—	62,726	—
France	—	1,376,066	—
Germany	—	953,627	—
Hong Kong	—	49,477	—
Israel	—	149,159	—
Italy	—	564,843	—
Japan	—	2,813,557	—
Netherlands	262,647	633,526	—
Norway	—	28,093	—
Singapore	—	24,142	—
Spain	—	275,856	—
Sweden	—	559,684	—
Switzerland	—	1,403,831	—
United Kingdom	84,278	1,877,747	—
Preferred stocks	—	151,894	—
Exchange traded funds	128,098	—	—
Total investment portfolio	$475,023	$11,816,669	$—

Tactical Allocation Fund
Exchange traded funds	$24,415,175	$—	$—
Total investment portfolio	$24,415,175	$—	$—

Growth & Income Fund
Common stocks (a)	$826,854,594	$—	$—
Total investment portfolio	$826,854,594	$—	$—

Mid Cap Growth Fund
Common stocks (a)	$5,634,862,755	$—	$—
Money market funds	73,593,957	—	—
Total investment portfolio	$5,708,456,712	$—	$—

	Level 1	Level 2	Level 3

Small Cap Growth Fund
Common stocks (a)	$4,122,176,721	$—	$—
Money market funds	91,124,644	—	—
Total investment portfolio	$4,213,301,365	$—	$—

International Fund
Common stocks (a):
Australia	$10,848,189	$28,174,409	$—
Canada	8,121,141	10,867,876	—
Denmark	11,110,540	—	—
France	—	68,913,547	—
Germany	21,634,294	50,161,602	—
Hong Kong	—	13,185,970	—
Ireland	13,932,750	8,695,019	—
Japan	—	98,722,862	—
Mexico	23,953,693	—	—
Norway	—	13,214,637	—
Singapore	—	20,554,200	—
South Africa	—	4,942,725	—
Spain	—	11,756,004	—
Sweden	—	24,192,260	—
Switzerland	16,862,898	49,447,306	—
Taiwan	—	20,062,455	—
Turkey	—	12,255,449	—
United Kingdom	34,708,370	54,139,852	—
United States	34,237,607	—	—
Preferred stocks:
Colombia	11,991,180	—	—
Germany	9,673,394	16,634,979	—
Money market funds	10,640,805	—	—
Total investment portfolio	$207,714,861	$505,921,152	$—

Mid Cap Fund
Common stocks (a)	$2,855,091,503	$—	$—
Money market funds	8,326,488	—	—
Total investment portfolio	$2,863,417,991	$—	$—

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Notes to Financial Statements

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	Level 1	Level 2	Level 3

Small Cap Fund
Common stocks (a)	$323,623,085	$—	$—
Money market funds	2,670,749	—	—
Total investment portfolio	$326,293,834	$—	$—

Core Bond Fund
Corporate bonds (a)	$—	$19,997,937	$—
Mortgage and asset-backed securities	—	45,817,721	—
U.S. Treasuries	—	45,667,292	—
Short-term investments	—	7,087,589	—
Total investment portfolio	$—	$118,570,539	$—
Credit default swaps	$—	$168,890	$—

	Level 1	Level 2	Level 3

Core Plus Bond Fund
Corporate bonds (a)	$—	$126,554,332	$—
Mortgage and asset-backed securities	—	247,826,042	—
U.S. Treasuries	—	293,525,079	—
Short-term investments	—	42,053,954	—
Total investment portfolio	$—	$709,959,407	$—
Credit default swaps	$—	$2,554,839	$—

Unconstrained Bond Fund
Corporate bonds (a)	$—	$233,760,375	$—
Mortgage and asset-backed securities	—	200,566,300	—
U.S. Treasuries	—	198,357,733	—
Short-term investments	—	359,179,091	—
Total investment portfolio	$—	$991,863,499	$—
Credit default swaps	$—	$4,373,877	$—

(a) Please see the investment portfolio for details.

At October 31, 2019, the Funds did not hold any Level 3 investments.

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities.

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Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. During the fiscal year ended October 31, 2019, none of the Funds held forward contracts.

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Credit default swap contracts  |  The International Stock, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity, manage the duration of the Funds’ portfolios and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional value of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings

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Notes to Financial Statements

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within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

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Futures contracts  |  Each of the Funds’ policies, except Small Cap Growth, International, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

During the fiscal year ended October 31, 2019, the average of month-end derivative positions (notional value in U.S. dollars) were as follows:

	Credit Default Swap Contracts	Futures Contracts - Long	Futures Contracts - Short
Core Bond Fund	$10,316,923	$—	$—
Core Plus Bond Fund	83,546,662	146,775,595	(106,961,976)
Unconstrained Bond Fund	170,906,892	224,575,686	(353,726,138)

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced Securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2019, none of the Funds held any repurchase agreements.

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Notes to Financial Statements

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Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Segregation and Collateralization  |  In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., forward currency contracts, securities with extended settlement periods, futures and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker- dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly in the Growth & Income Fund and monthly in the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and / or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/18 to 10/31/19	$14,814,793	$2,225,038	$17,013,818	$121,423	$617,839	$3,552,644	$842
	11/1/17 to 10/31/18	10,158,703	5,182,715	7,279,691	80,730	195,042	2,575,449	619
International Stock Fund	11/1/18 to 10/31/19	62,730	6,585	143,217	10,790	55	2,790	527
	11/1/17 to 10/31/18	54,124	28,696	115,789	7,995	45	177	145
Tactical Allocation Fund	11/1/18 to 10/31/19	63,410	72,560	832,642	389	1,386	464	420
	11/1/17 to 10/31/18	38,585	36,455	369,140	262	978	333	289
Growth & Income Fund	11/1/18 to 10/31/19	13,263,144	11,192,138	28,892,434	159,383	93,954	4,010,119	6,433
	11/1/17 to 10/31/18	6,621,319	5,933,158	11,688,591	90,673	20,226	1,918,067	561
Mid Cap Growth Fund	11/1/18 to 10/31/19	17,751,954	4,769,705	28,112,071	1,165,639	18,599,152	45,228,966	9,464
	11/1/17 to 10/31/18	26,571,373	8,923,843	44,360,044	1,786,131	24,087,214	52,994,970	739
Small Cap Growth Fund	11/1/18 to 10/31/19	96,913,223	27,054,499	230,547,503	15,646,019	73,349,310	375,763,465	14,071
	11/1/17 to 10/31/18	48,179,886	16,819,785	124,152,495	7,662,535	35,062,954	149,519,961	733
International Fund	11/1/18 to 10/31/19	39,756	6,071	78,820,675	851	906	280,424	932
	11/1/17 to 10/31/18	1,591	1,583	177,675,550	1,588	1,594	1,594	1,591
Mid Cap Fund	11/1/18 to 10/31/19	691,968	704,999	169,659,120	105,258	50,544	2,868,920	179,981
	11/1/17 to 10/31/18	3,347	1,837	138,752,902	770	775	775	1,848
Small Cap Fund	11/1/18 to 10/31/19	32,573	27,569	585,642	650	134	11,144	212
	11/1/17 to 10/31/18	11,163	10,951	46,518,857	1,741	1,741	216,374	2,580
Core Bond Fund	11/1/18 to 10/31/19	17,697	5,896	2,406,030	174	233	243	33,120
	11/1/17 to 10/31/18	5,814	2,454	2,264,998	139	187	195	33,740
Core Plus Bond Fund	11/1/18 to 10/31/19	5,088	3,282	14,048,025	165	223	233	286,358
	11/1/17 to 10/31/18	2,399	1,317	13,013,527	135	182	190	354,295

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Notes to Financial Statements

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Distributions from earnings (cont’d)		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Unconstrained Bond Fund	11/1/18 to 10/31/19	$ 4,566	$ 1,157	$ 23,194,466	$ 160	$ 218	$ 970,353	$ 494,618
	11/1/17 to 10/31/18	1,119	253	25,119,317	132	179	290,370	820,029

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2019, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Purchases	$284,476,918	$5,854,522	$30,674,884	$360,381,208	$2,358,001,009	$1,140,442,114
Sales	244,935,213	10,670,917	30,166,067	180,477,163	1,645,972,988	1,855,944,185
	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases	$147,428,478	$4,822,506,674	$69,736,233	$209,869,844	$1,224,735,223	$1,104,775,487
Purchases - U.S. Treasury securities	—	—	—	244,657,781	1,525,146,012	1,907,765,973
Sales	306,664,869	4,550,641,681	76,666,099	198,251,051	1,138,391,083	1,019,446,865
Sales - U.S. Treasury securities	—	—	—	266,099,858	1,654,295,942	2,677,404,782

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
International Stock Fund	All assets	0.70%
Tactical Allocation Fund	All assets	0.57%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%
International Fund, Mid Cap Fund	First $1 billion Over $1 billion	0.80% 0.70%
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion Over $3 billion	0.60% 0.55%

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical to those disclosed in the investment advisory fee rate schedule. Carillon Tower may receive payments from the subadvisers for certain marketing and related expenses. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and the International Stock Fund,

•	Cougar Global Investments Limited serves as subadviser for the Tactical Allocation Fund,

•	Eagle Asset Management, Inc. serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and

•	Scout Investments, Inc. serves as subadviser for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund.

Administrative fees  |  For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes.

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust, except the Capital Appreciation Fund and the Growth & Income Fund, is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service

54

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fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  During the fiscal year ended October 31, 2019, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Front-end sales charges - Class A	$33,864	$1,525	$14,360	$258,907	$290,882	$97,539
CDSC - Class A	31	—	—	—	—	—
CDSC - Class C	270	49	118	3,711	2,312	1,013

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A	$14,737	$164,008	$34,793	$18	$81	$493
CDSC - Class A	—	—	—	—	—	—
CDSC - Class C	—	1,403	371	6	13	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  During the fiscal year ended October 31, 2019, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Total agency brokerage commissions	$86,818	$8,272	$6,425	$167,988	$1,710,820	$1,429,365
Paid to RJA	—	—	—	3,181	81,783	98,028

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions	$351,514	$3,264,488	$81,719	$—	$12,237	$28,650
Paid to RJA	—	—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Carillon Fund Services, Inc. (“CFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. CFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. During the fiscal year ended October 31, 2019, the amount of shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$3,112	$302	$5,106	$20	$130	$—	$—
International Stock Fund	75	39	108	16	—	—	—
Tactical Allocation Fund	26	41	342	—	1	—	—
Growth & Income Fund	2,924	2,439	7,785	31	51	—	2
Mid Cap Growth Fund	13,203	2,592	23,188	831	13,948	—	38
Small Cap Growth Fund	8,582	1,546	21,446	1,409	7,197	—	—
International Fund	15	2	13,403	—	—	—	—
Mid Cap Fund	323	312	48,174	34	14	—	361
Small Cap Fund	235	178	5,501	5	1	—	2
Core Bond Fund	18	10	1,887	—	—	—	31
Core Plus Bond Fund	5	6	11,524	—	—	—	276
Unconstrained Bond Fund	5	3	19,533	—	—	—	474

55

Notes to Financial Statements

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Transactions with affiliates  |  An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of Small Cap Growth Fund’s investments in securities of affiliated issuers is set forth below:

	Value at 11/1/18	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at 10/31/19	Dividend Income	Shares owned at 10/31/19
Everi Holdings, Inc.	$ 30,759,401	$1,295,012	$—	$—	$13,383,207	$ 45,437,620	$—	4,516,662
MarineMax, Inc.	42,371,268	—	—	—	(13,608,698)	28,762,570	—	1,861,655
Universal Electronics, Inc.	46,989,335	—	—	—	31,331,232	78,320,567	—	1,502,697

Total	$120,120,004	$1,295,012	$—	$—	$31,105,741	$152,520,757	$—

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 20, 2020 to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of the average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Tactical Allocation Fund	1.17%	1.92%	0.87%	1.42%	0.87%	0.77%	1.17%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
International Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/18 to 10/31/19	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$448,383	$82,911	$10,397	$296,016	$2,680	$8,041	$44,904	$70
International Stock Fund	338,713	6,893	4,245	12,210	2,140	78	431	118
Tactical Allocation Fund	271,104	1,740	2,518	30,113	72	121	85	84
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	56
International Fund	—	548	29	—	45	49	—	74
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	150	25	—	—
Core Bond Fund	364,609	520	557	237,974	60	65	75	2,052
Core Plus Bond Fund	447,010	310	491	1,183,283	59	64	74	14,732
Unconstrained Bond Fund	2,953,926	212	192	1,030,620	51	64	46,567	25,048

56

Notes to Financial Statements

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A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from the Funds’ subadvisers for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to the subadvisers any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower maybe allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2021	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$448,383	$82,911	$10,397	$296,016	$2,680	$8,041	$44,904	$70
International Stock Fund	338,713	6,893	4,245	12,210	2,140	78	431	118
Tactical Allocation Fund	271,104	1,740	2,518	30,113	72	121	85	84
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	56
International Fund	—	548	29	—	45	49	—	74
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	150	25	—	—
Core Bond Fund	364,609	520	557	237,974	60	65	75	2,052
Core Plus Bond Fund	447,010	310	491	1,183,283	59	64	74	14,732
Unconstrained Bond Fund	2,953,926	212	192	1,030,620	51	64	46,567	25,048

Recoverable expenses - 10/31/2020	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$314,098	$63,195	$14,943	$174,217	$1,515	$3,459	$41,017	$75
International Stock Fund	256,931	7,421	6,236	14,261	1,657	84	153	81
Tactical Allocation Fund	227,556	1,613	2,336	26,647	84	135	96	82
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
International Fund	—	—	13	—	44	49	—	69
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	172	104	—	77
Core Bond Fund	289,738	304	337	245,255	66	72	81	3,063
Core Plus Bond Fund	362,422	168	321	966,207	64	69	78	24,090
Unconstrained Bond Fund	3,540,247	95	141	1,170,586	92	69	14,497	54,356
The Manager recovered previously waived expenses during the fiscal year ended October 31, 2019 as follows:

Recovered fees previously waived	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—	$—
International Stock Fund	—	—	—	—	—	—	—	—
Tactical Allocation Fund	—	—	—	—	—	—	—	—
Growth & Income Fund	—	—	—	—	—	—	—	26
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
International Fund	—	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	41,117	—	—	123	21
Core Bond Fund	—	—	—	—	—	—	—	—
Core Plus Bond Fund	—	—	—	—	—	—	—	—
Unconstrained Bond Fund	—	—	—	—	—	—	—	—

57

Notes to Financial Statements

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Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds. Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Carillon Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2016 to October 31, 2019 for all Funds except for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund which have open tax years ended June 30, 2016, June 30, 2017, and October 31, 2017 to October 31, 2019) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

		Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Ordinary Income	11/1/18 to 10/31/19	$1,421,956	$226,694	$240,950	$15,033,842	$11,158,308	$—
	11/1/17 to 10/31/18	236,305	206,971	410,930	11,609,719	—	—
Long-term capital gain	11/1/18 to 10/31/19	36,924,441	—	730,321	42,583,763	104,478,643	819,288,090
	11/1/17 to 10/31/18	25,236,644	—	35,112	14,662,876	158,724,314	381,398,349
		International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Ordinary Income	11/1/18 to 10/31/19	$32,961,534	$11,985,517	$370,922	$2,463,393	$14,343,374	$24,665,538
	11/1/17 to 10/31/18	13,650,008	39,970,028	1,482,156	2,307,527	13,372,045	26,231,399
Long-term capital gain	11/1/18 to 10/31/19	46,188,081	162,275,273	287,002	—	—	—
	11/1/17 to 10/31/18	164,035,083	98,792,226	45,281,251	—	—	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and investments in swaps. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Paid-in capital	$—	$—	$—	$—	$—	$(1,754,018)
Total distributable earnings (loss)	—	—	—	—	—	1,754,018

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital	$—	$—	$—	$—	$ (2)	$—
Total distributable earnings (loss)	—	—	—	—	2	—

At October 31, 2019, capital loss carryforwards and late year loss deferrals are as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Capital loss carryforwards utilized 11/1/18 to 10/31/19	$—	$—	$—	$—	$—	$ —
Capital loss carryforwards available indefinitely at 10/31/19	—	914,959	—	—	—	—
Late year loss deferrals available at 10/31/19	—	—	—	—	8,904,083	30,451,344

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Notes to Financial Statements

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	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Capital loss carryforwards utilized 11/1/18 to 10/31/19	$—	$—	$—	$3,274,181	$23,494,715	$27,427,625
Capital loss carryforwards available indefinitely at 10/31/19	—	—	—	—	—	27,702,019
Late year loss deferrals available at 10/31/19	—	—	335,692	—	—	—

Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals (net losses incurred from January 1, 2019 to October 31, 2019) may be used to offset ordinary income as of the first day of the following fiscal year.

At October 31, 2019, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Cost of investments	$350,472,790	$11,251,894	$23,029,782	$581,585,927	$4,530,034,643	$3,253,892,025
Gross unrealized appreciation	207,165,548	1,695,585	1,430,665	250,139,431	1,403,111,508	1,229,302,177
Gross unrealized depreciation	(10,274,469)	(655,787)	(45,272)	(4,870,764)	(224,689,439)	(269,892,837)
Net unrealized appreciation/(depreciation)	196,891,079	1,039,798	1,385,393	245,268,667	1,178,422,069	959,409,340
Undistributed ordinary income	2,299,938	264,615	191,168	2,423,085	—	—
Undistributed long-term gain	6,949,690	—	26,983	23,218,907	123,272,391	247,184,524
Total undistributed earnings	9,249,628	264,615	218,151	25,641,992	123,272,391	247,184,524
Other accumulated losses	—	(915,852)	—	(2,274)	(8,904,083)	(30,451,344)
Total distributable earnings (loss)	$206,140,707	$388,561	$1,603,544	$270,908,385	$1,292,790,377	$1,176,142,520

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments	$497,252,598	$2,551,086,427	$223,307,711	$117,796,805	$706,262,982	$989,013,951
Gross unrealized appreciation	258,483,326	398,072,218	123,546,194	1,302,517	8,508,887	8,618,615
Gross unrealized depreciation	(42,099,911)	(85,740,654)	(20,560,071)	(359,893)	(2,257,623)	(1,395,190)
Net unrealized appreciation/(depreciation)	216,383,415	312,331,564	102,986,123	942,624	6,251,264	7,223,425
Undistributed ordinary income	6,250,167	15,322,785	—	2,501,433	14,714,533	6,586,652
Undistributed long-term gain	36,431,895	2,100,074	12,539,896	—	—	—
Total undistributed earnings	42,682,062	17,422,859	12,539,896	2,501,433	14,714,533	6,586,652
Other accumulated losses	(94,232)	30	(345,189)	—	—	(27,702,019)
Total distributable earnings (loss)	$258,971,245	$329,754,453	$115,180,830	$3,444,057	$20,965,797	$(13,891,942)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses from wash sales, differences in the accounting treatment for non-REIT returns of capital, investments in passive foreign investment companies and swaps.

NOTE 6  |  Other Derivative Information  |  At October 31, 2019, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Bond Fund	Credit contracts	Premiums paid - open swap contracts	$137,692	N/A
		Unrealized appreciation - open swap contracts	31,198	N/A

	Total		$168,890	N/A

Core Plus Bond Fund	Credit contracts	Premiums paid - open swap contracts	$2,096,721	N/A
		Unrealized appreciation - open swap contracts	458,118	N/A

	Total		$2,554,839	N/A

59

Notes to Financial Statements

10.31.2019

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Unconstrained Bond Fund	Credit contracts	Premiums paid - open swap contracts	$3,598,520	N/A
		Unrealized appreciation - open swap contracts	775,357	N/A

	Total		$4,373,877	N/A

Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2019, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

For the fiscal year ended October 31, 2019, the effect of derivative contracts on the Funds’ Statements of Operations is as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Bond Fund	Credit contracts	Swap contracts	$476,388	$31,198

	Total		$476,388	$31,198

Core Plus Bond Fund	Credit contracts	Swap contracts	$4,829,474	$389,976
	Interest rate contracts*	Future contracts	418,481	1,970,421

	Total		$5,247,955	$2,360,397

Unconstrained Bond Fund	Credit contracts	Swap contracts	$11,398,034	$637,789
	Interest rate contracts*	Future contracts	(22,797,889)	5,195,644

	Total		$(11,399,855)	$5,833,433

*Some of these futures contracts were denominated in Euro, which also gave the Fund exposure to foreign currency risk.

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Securities lending  |  To earn additional income, each Fund may loan portfolio securities to qualified broker dealers. The primary objective of securities lending is to supplement a Fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a Fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A Fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it may choose to do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount may be received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a Fund against that risk. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a Fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A Fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Each security on loan as of the date of this report is footnoted on each Fund’s Investment Portfolio, along with the total value of all securities on loan. Cash collateral received for securities on loan has been invested in the First American Government Obligations Fund Class X (the “money market fund”). The money market fund is included in each respective Fund’s Investment Portfolio and is footnoted as having been purchased with cash collateral received for securities on loan. The value of the money market fund is included as an asset on the Statements of Assets and Liabilities as part of “Investments—unaffiliated, at value.” A liability of equal value to the cash collateral received and subsequently invested in the money market fund is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.” Income earned from securities lending, net of applicable fees, is shown on the Statement of Operations as income from “Securities lending, net.”

NOTE 8  |  Line of Credit  |  As of October 31, 2019, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund may borrow up to 33.33% of the net market value of such Fund’s assets, with the maximum aggregate limit of $350,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus 1.00%, which as of October 31, 2019 was 3.75% (prime rate of 4.75% minus 1.00%). The following table shows the details of the Funds’ borrowing activity during the fiscal year ended October 31, 2019. Funds that are not listed did not utilize the line of credit during the period.

60

Notes to Financial Statements

10.31.2019

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Capital Appreciation Fund	$7,185,000	$131,260	$5,950	4.47%
International Stock Fund	1,766,000	46,696	2,131	4.50
Tactical Allocation Fund	3,398,000	11,395	520	4.50
Mid Cap Growth Fund	7,599,000	110,260	4,472	4.00
Small Cap Growth Fund	27,852,000	479,107	21,859	4.50
International Fund	3,282,000	8,992	387	4.25
Mid Cap Fund	1,115,000	11,444	492	4.24
Unconstrained Bond Fund	3,560,000	22,921	988	4.25

As of October 31, 2019, none of the Funds had any amounts outstanding under the line of credit.

NOTE 9  |  Subsequent events  |  The Manager has evaluated subsequent events through December 18, 2019, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund (constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with the accounting principles generally accepted in the United States of America.

The financial statements of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund as of and for the year ended June 30, 2017 and the financial highlights for each of the periods ended on or prior to June 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 18, 2019

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

62

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2019 and held through October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2019 through October 31, 2019 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Fund
Class A	$1,000.00	$1,025.90	$5.11	$1,020.16	$5.09	1.00%
Class C	1,000.00	1,022.20	8.92	1,016.38	8.89	1.75
Class I	1,000.00	1,027.50	3.58	1,021.68	3.57	0.70
Class R-3	1,000.00	1,024.60	6.38	1,018.90	6.36	1.25
Class R-5	1,000.00	1,027.40	3.58	1,021.68	3.57	0.70
Class R-6	1,000.00	1,028.00	3.07	1,022.18	3.06	0.60
Class Y	1,000.00	1,026.00	5.11	1,020.16	5.09	1.00

International Stock Fund
Class A	1,000.00	1,016.30	7.37	1,017.90	7.37	1.45
Class C	1,000.00	1,012.40	11.16	1,014.12	11.17	2.20
Class I	1,000.00	1,018.10	5.85	1,019.41	5.85	1.15
Class R-3	1,000.00	1,015.30	8.64	1,016.64	8.64	1.70
Class R-5	1,000.00	1,018.10	5.85	1,019.41	5.85	1.15
Class R-6	1,000.00	1,018.00	5.34	1,019.91	5.35	1.05
Class Y	1,000.00	1,015.80	7.37	1,017.90	7.37	1.45

Tactical Allocation Fund
Class A	1,000.00	1,019.10	5.95	1,019.31	5.96	1.17
Class C	1,000.00	1,015.50	9.75	1,015.53	9.75	1.92
Class I	1,000.00	1,021.10	4.43	1,020.82	4.43	0.87
Class R-3	1,000.00	1,017.90	7.22	1,018.05	7.22	1.42
Class R-5	1,000.00	1,021.00	4.43	1,020.82	4.43	0.87
Class R-6	1,000.00	1,021.70	3.92	1,021.32	3.92	0.77
Class Y	1,000.00	1,019.20	5.95	1,019.31	5.96	1.17

Growth & Income Fund
Class A	1,000.00	1,036.30	4.93	1,020.37	4.89	0.96
Class C	1,000.00	1,032.30	8.81	1,016.53	8.74	1.72
Class I	1,000.00	1,037.80	3.65	1,021.63	3.62	0.71
Class R-3	1,000.00	1,034.40	6.72	1,018.60	6.67	1.31
Class R-5	1,000.00	1,037.20	3.85	1,021.42	3.82	0.75
Class R-6	1,000.00	1,038.20	3.19	1,022.08	3.16	0.62
Class Y	1,000.00	1,035.30	5.75	1,019.56	5.70	1.12

Mid Cap Growth Fund
Class A	1,000.00	1,020.20	5.40	1,019.86	5.40	1.06
Class C	1,000.00	1,016.70	8.84	1,016.43	8.84	1.74
Class I	1,000.00	1,021.90	3.77	1,021.48	3.77	0.74
Class R-3	1,000.00	1,018.60	6.97	1,018.30	6.97	1.37
Class R-5	1,000.00	1,021.90	3.87	1,021.37	3.87	0.76
Class R-6	1,000.00	1,022.40	3.26	1,021.98	3.26	0.64
Class Y	1,000.00	1,020.20	5.35	1,019.91	5.35	1.05

63

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2019

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Small Cap Growth Fund
Class A	$1,000.00	$940.90	$5.28	$1,019.76	$5.50	1.08%
Class C	1,000.00	937.70	8.50	1,016.43	8.84	1.74
Class I	1,000.00	942.30	3.72	1,021.37	3.87	0.76
Class R-3	1,000.00	939.60	6.55	1,018.45	6.82	1.34
Class R-5	1,000.00	942.30	3.72	1,021.37	3.87	0.76
Class R-6	1,000.00	942.80	3.18	1,021.93	3.31	0.65
Class Y	1,000.00	940.10	6.11	1,018.90	6.36	1.25

International Fund
Class A	1,000.00	1,031.00	7.37	1,017.95	7.32	1.44
Class C	1,000.00	1,026.70	11.24	1,014.12	11.17	2.20
Class I	1,000.00	1,033.10	5.53	1,019.76	5.50	1.08
Class R-3	1,000.00	1,029.80	8.70	1,016.64	8.64	1.70
Class R-5	1,000.00	1,032.50	5.89	1,019.41	5.85	1.15
Class R-6	1,000.00	1,033.10	5.23	1,020.06	5.19	1.02
Class Y	1,000.00	1,030.90	7.42	1,017.90	7.37	1.45

Mid Cap Fund
Class A	1,000.00	982.40	6.15	1,019.00	6.26	1.23
Class C	1,000.00	977.90	10.07	1,015.02	10.26	2.02
Class I	1,000.00	983.50	4.90	1,020.27	4.99	0.98
Class R-3	1,000.00	980.20	8.04	1,017.09	8.19	1.61
Class R-5	1,000.00	982.40	5.35	1,019.81	5.45	1.07
Class R-6	1,000.00	983.50	4.40	1,020.77	4.48	0.88
Class Y	1,000.00	981.80	6.59	1,018.55	6.72	1.32

Small Cap Fund
Class A	1,000.00	950.10	5.60	1,019.46	5.80	1.14
Class C	1,000.00	946.80	9.27	1,015.68	9.60	1.89
Class I	1,000.00	951.00	4.67	1,020.42	4.84	0.95
Class R-3	1,000.00	948.60	7.37	1,017.64	7.63	1.50
Class R-5	1,000.00	951.00	4.67	1,020.42	4.84	0.95
Class R-6	1,000.00	951.80	4.18	1,020.92	4.33	0.85
Class Y	1,000.00	949.80	6.14	1,018.90	6.36	1.25

Core Bond Fund
Class A	1,000.00	1,053.20	4.14	1,021.17	4.08	0.80
Class C	1,000.00	1,049.30	8.01	1,017.39	7.88	1.55
Class I	1,000.00	1,056.10	2.07	1,023.19	2.04	0.40
Class R-3	1,000.00	1,051.80	5.43	1,019.91	5.35	1.05
Class R-5	1,000.00	1,054.60	2.59	1,022.68	2.55	0.50
Class R-6	1,000.00	1,055.20	2.07	1,023.19	2.04	0.40
Class Y	1,000.00	1,053.10	4.14	1,021.17	4.08	0.80

Core Plus Bond Fund
Class A	1,000.00	1,055.40	4.14	1,021.17	4.08	0.80
Class C	1,000.00	1,051.20	8.01	1,017.39	7.88	1.55
Class I	1,000.00	1,057.10	2.07	1,023.19	2.04	0.40
Class R-3	1,000.00	1,053.70	5.44	1,019.91	5.35	1.05
Class R-5	1,000.00	1,056.90	2.59	1,022.68	2.55	0.50
Class R-6	1,000.00	1,057.10	2.07	1,023.19	2.04	0.40
Class Y	1,000.00	1,055.30	4.14	1,021.17	4.08	0.80

Unconstrained Bond Fund
Class A	1,000.00	1,033.00	4.10	1,021.17	4.08	0.80
Class C	1,000.00	1,028.80	7.93	1,017.39	7.88	1.55
Class I	1,000.00	1,034.50	2.56	1,022.68	2.55	0.50
Class R-3	1,000.00	1,031.70	5.38	1,019.91	5.35	1.05
Class R-5	1,000.00	1,034.50	2.56	1,022.68	2.55	0.50
Class R-6	1,000.00	1,035.00	2.05	1,023.19	2.04	0.40
Class Y	1,000.00	1,032.80	4.10	1,021.17	4.08	0.80

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

64

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview.  |  At a meeting held on August 12, 2019, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; (2) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; (3) Cougar Global Investments Ltd. (“Cougar”), the subadviser to the Carillon Cougar Tactical Allocation Fund; and (4) Scout Investments, Inc. (“Scout”), the subadviser to the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Carillon Tower, Eagle, ClariVest, Cougar, U.S. Bancorp Fund Services, LLC, a third party that provides sub-administration, transfer agent and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of Eagle, ClariVest, Cougar and Scout; compliance and financial reports concerning the Funds, and responses by Carillon Tower, Eagle, ClariVest, Cougar and Scout to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

Carillon Tower, Eagle, ClariVest, Cougar and Scout also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, Eagle, ClariVest, Cougar and Scout, to assist the Board in determining whether to renew the agreements. These responses contained substantial and detailed information regarding the Funds, Carillon Tower, Eagle, ClariVest, Cougar and Scout. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Carillon Tower, Eagle, ClariVest, Cougar and Scout; (2) the personnel of Carillon Tower, Eagle, ClariVest, Cougar and Scout who provide services to the Funds; (3) the financial condition of Carillon Tower, Eagle, ClariVest, Cougar and Scout; (4) the compliance programs and records of Carillon Tower, Eagle, ClariVest, Cougar and Scout; (5) the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge, Inc. (“Broadridge”) performance universe and benchmark indices; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to funds within the applicable Fund’s Broadridge expense group and expense universe, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Carillon Tower, Eagle, ClariVest, Cougar, Scout and their respective affiliates; and (9) the estimated profitability of Carillon Tower, Eagle, ClariVest, Cougar and Scout under the Agreements, if available. The Board posed questions to various management personnel of Carillon Tower regarding certain key aspects of the materials submitted in support of the renewal. Many of the materials presented at these meetings were first supplied in draft form prior to the meetings to designated independent Board representatives, i.e., counsel to the Fund and the Independent Trustees, and the final materials were revised to include information reflective of requests made by the Board. The Board also accorded appropriate weight to the work, deliberations and conclusions of the various committees in determining whether to continue the Agreements.

In addition, throughout the year, the Board regularly met with portfolio management teams and senior management personnel and reviewed information prepared by Carillon Tower and the Funds’ subadvisers addressing the services provided by Carillon Tower and the Funds’ subadvisers, as well as Fund performance. Carillon Tower or its affiliates prepared detailed reports for the Board in November 2018 and in February, May and August 2019, including reports providing the results of analyses of the Funds’ performance and expenses.

With respect to the renewal of the Agreements, the Board took into consideration various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including Eagle, ClariVest, Cougar and Scout, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, Eagle, ClariVest, Cougar and Scout with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, Eagle, ClariVest, Cougar and Scout from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2019 meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services.  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds, and that the personnel responsible for the Funds at Eagle, ClariVest, Cougar and Scout are experienced in providing portfolio management services for the Funds, and that Carillon Tower, Eagle, ClariVest, Cougar and Scout have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance and services provided by Eagle, ClariVest, Cougar, Scout and the Funds’ other service providers, and is responsible for recommending the Funds’ subadvisers to the Board. The Board also considered that Carillon Tower and its affiliates, Carillon Fund Distributors, Inc. (“CFD”) and Carillon Fund Services, Inc. (“CFS”), provide certain administration, distribution and shareholder services to the Funds. In addition, the Board considered that Carillon Tower is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board considered that: Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle

65

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; Cougar is responsible for making investment decisions on behalf of the Carillon Cougar Tactical Allocation Fund; and Scout is responsible for making investment decisions on behalf of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. The Board considered that Eagle, ClariVest, Cougar and Scout are responsible for placing all orders for the purchase and sale of securities with broker-dealers for the Funds that they manage. The Board also considered: (1) information regarding the Carillon Tower, Eagle, ClariVest, Cougar and Scout personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, Eagle, ClariVest, Cougar and Scout; (3) the financial information regarding Carillon Tower, Eagle, ClariVest, Cougar and Scout, as provided; and (4) Carillon Tower’s recommendations to continue to retain Eagle, ClariVest, Cougar and Scout to provide portfolio management services to the Funds.

Investment Performance.  |  The Board considered comparisons of each Fund’s Class I performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2019, relative to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered the subadviser’s explanation regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year and ten-year periods ended June 30, 2019, but outperformed each for the five-year period; and (2) the Fund underperformed its benchmark index for all relevant periods.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year and five-year periods ended June 30, 2019; (2) the Fund outperformed its Morningstar Category for the three-year and five-year periods, but underperformed for the one-year period; and (3) the Fund outperformed its benchmark index for the five-year period, but underperformed for the one-year and three-year periods.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe, Morningstar Category and its custom benchmark index (comprised 60% of the Barclays US Aggregate Bond Index and 40% of the MSCI All Country World Index) for the one-year and three-year periods ended June 30, 2019.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2019; and (2) The Fund outperformed its benchmark index for the one-year period, but underperformed its benchmark index for the three-year, five-year and ten-year periods.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and its benchmark index for the three-year, five-year and ten-year periods ended June 30, 2019, but underperformed each for the one-year period; and (2) the Fund outperformed its Morningstar Category for all relevant periods.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year and five-year periods ended June 30, 2019, but outperformed each for the 10-year period; and (2) the Fund outperformed its benchmark index for the one-year, five-year and ten-year periods, but underperformed for the three-year period.

With respect to the Carillon Scout International Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the one-year and three-year periods ended June 30, 2019, but outperformed each for the five-year and ten-year periods.

With respect to the Carillon Scout Mid Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe, Morningstar Category and benchmark index for the three-year, five-year and ten-year periods ended June 30, 2019; and (2) the Fund outperformed the median of its Broadridge performance universe and its Morningstar Category, but underperformed its benchmark index for the one-year period.

With respect to the Carillon Scout Small Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed its Morningstar Category and benchmark index for the one-year, three-year, five-year and ten-year periods ended June 30, 2019; and (2) the Fund outperformed the median of its Broadridge performance universe for all relevant periods, other than the ten-year period.

With respect to the Carillon Reams Core Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed its Morningstar Category and the median of its Broadridge performance universe for the one-year, three-year, five-year and ten-year periods ended June 30, 2019; and (2) the Fund outperformed its benchmark index for the one-year, three-year and ten-year periods, but underperformed for the five-year period.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, five-year and ten-year periods ended June 30, 2019, but underperformed each for the three-year period; and (2) the Fund outperformed its benchmark index for all periods other than the five-year period.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2019, but underperformed each for the three-year and five-year periods; and (2) outperformed its benchmark index for all relevant periods.

Fees and Expenses.  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to Eagle, ClariVest, Cougar and Scout, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to Eagle, ClariVest, Cougar or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower by the Fund. The Board also considered the advisory fee rates paid to Eagle, ClariVest, Cougar and Scout for other accounts each subadviser manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses (including Rule 12b-1 fees) to the median total expenses (including Rule 12b-1 fees) of the applicable Fund’s Broadridge expense group and expense universe, based on data for the Fund’s latest fiscal year end. The Board also considered that Carillon Tower had

66

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

undertaken contractual expense limitations with respect to the Funds for its 2019 fiscal year and that Carillon Tower was requesting that the Board approve the same expense cap levels for the Funds through February 29, 2020. With respect to Scout, the Board considered that, to the extent there is a reduction in the fees paid to Carillon Tower as a result of Carillon Tower waiving its advisory fee, the amount that Carillon Tower pays Scout would be reduced proportionality. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees from a Scout-subadvised Fund, Carillon Tower will make a payment to Scout in an amount equal to the recoupment.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to Carillon ClariVest International Stock Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout International Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Mid Cap Fund, the Board considered that the total expenses of the Fund’s Class I shares were higher than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Small Cap Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered that the total expenses of the Fund’s Class I shares were lower than the median total expenses of its Broadridge expense group and expense universe.

Costs, Profitability and Economies of Scale.  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with its affiliated subadvisers. The Board also considered that, since the acquisition by Eagle of the remaining outstanding interest in ClariVest on April 1, 2019, each subadviser is an indirect wholly-owned subsidiary of

RJF. In addition, the Board considered that the estimated costs and profitability of Eagle, ClariVest, Cougar and Scout generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered that Carillon Tower’s estimated profits on the services it provided to the Funds are reasonable in light of Carillon Tower’s estimated costs in providing services to each Fund and that Carillon Tower manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits.  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, Eagle, ClariVest, Cougar, Scout and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Carillon Tower for providing administrative services and CFS for providing shareholder services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Carillon Tower have entered into agreements with CFD to sell Fund shares and receive compensation from CFD. The Board considered that ClariVest and Cougar do not enter into formal soft dollar arrangements. However, the Board also considered that Carillon Tower has entered into marketing agreements with ClariVest, Cougar and Scout pursuant to which ClariVest, Cougar and Scout pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest, Cougar and Scout.

Conclusions.  |  The Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Carillon Tower’s, Eagle’s, ClariVest’s, Cougar’s and Scout’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and estimated profits earned by Carillon Tower, Eagle, ClariVest, Cougar and Scout were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. The Board also determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Carillon Tower and between Carillon Tower and each of Eagle, ClariVest, Cougar and Scout.

67

2019 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2019 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Qualified dividend income	100.00%	100.00%	28.43%	100.00%	100.00%	0.00%
Dividends received deduction	100.00%	0.00%	18.95%	100.00%	100.00%	0.00%
Long-term capital gains	$36,924,441	$—	$730,321	$42,583,763	$104,478,643	$819,288,090

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income	100.00%	100.00%	92.59%	0.00%	0.00%	0.00%
Dividends received deduction	3.04%	100.00%	92.59%	0.00%	0.00%	0.00%
Long-term capital gains	$46,188,081	$162,275,273	$287,002	$—	$—	$—

68

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The Carillon Cougar Tactical Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in underlying funds. Therefore, in this section, the term “fund” may include a fund, an underlying fund, or both a fund and an underlying fund.

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund
Call			X
Commodities			X
Credit			X
Credit ratings			X
Emerging markets			X
Equity securities	X	X	X	X	X	X
Fixed income market			X
Focused holdings			X	X
Foreign securities		X	X	X
Fund of funds			X
Growth stocks	X	X	X	X	X	X
High-yield securities			X
Inflation			X
Initial public offerings						X
Interest rate			X
Japan		X
Liquidity		X	X
Market and Stock Market	X	X	X	X	X	X
Market timing		X	X			X
Mid-cap companies	X		X	X	X	X
Mortgage and asset-backed securities			X
Municipal securities			X
Other investment companies, including ETFs		X	X
Portfolio turnover		X	X
Quantitative Strategy	X	X
Redemptions			X
Sectors	X				X	X
Small-cap companies			X		X	X
U.S. Government securities and Government sponsored enterprises			X
Value stocks			X	X

69

Principal Risks

(UNAUDITED)

Risk	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Credit				X	X	X
Credit ratings				X	X	X
Derivatives				X	X	X
Emerging markets	X	X	X			X
Equity securities	X	X	X
Fixed income market				X	X	X
Focused holdings			X
Foreign securities	X	X	X	X	X	X
Growth stocks	X	X	X
High-yield securities					X	X
Income				X	X	X
Interest rates				X	X	X
Issuer				X	X	X
Leverage				X	X	X
Liquidity	X			X	X	X
Market and Stock Market	X	X	X
Market timing	X		X
Maturity				X	X	X
Mid-cap companies		X	X
Mortgage and asset-backed securities				X	X	X
Portfolio turnover		X		X	X	X
Redemptions				X	X	X
Sectors			X
Short sales						X
Small-cap companies		X	X
U.S. Government securities and Government sponsored enterprises
Valuation				X	X	X
Value stocks	X	X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Commodities  |  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Investments in commodities, such as gold, or in commodity-linked instruments, will subject a fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. The value of commodity-linked instruments typically is based upon the price movements of underlying commodities and, therefore, may fluctuate widely based on a variety of both macroeconomic and commodity-specific factors. At times, these price fluctuations may be significant or rapid, and may not correlate to price movements in other asset classes. There may also be an imperfect correlation between the value of commodity-linked instruments and the underlying assets. Investments in these types of instruments may subject a fund to additional expenses.

Credit  |  A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such

70

Principal Risks

(UNAUDITED)

securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit Ratings  |  Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives  |  Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund. Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or may otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Emerging Markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Securities  |  A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

•

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

•

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.

71

Principal Risks

(UNAUDITED)

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Fixed income market  |  Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund’s NAV and total return when compared to other diversified funds.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a fund’s investments in the United Kingdom and Europe.

Fund of funds  |  Because investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act and the rules thereunder if the Tactical Allocation Fund is unable to rely on an ETF’s exemptive order permitting unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, the fund may be unable to allocate its investments in the manner the sub-adviser considers prudent, or the sub-adviser may have to select an investment other than that which the sub-adviser considers suitable.

Because the Tactical Allocation Fund invests principally in underlying funds, and the fund’s performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund’s and the underlying funds’ portfolio managers may not produce the desired results.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies, thus causing the purchasing power not to keep pace with inflation.

Initial public offerings  |  The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction

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costs. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also produce losses.

Interest rates  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the fund. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Japan  |  A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market and Stock Market  |  Markets may at times be volatile and the value of a fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial market, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

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Principal Risks

(UNAUDITED)

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc. (the “Manager”) and transfer agent of the Funds can detect all market timing activities.

Maturity  |  A Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies, including ETFs  |  Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Quantitative Strategy Risk  |  The success of a fund’s investment strategy may depend in part on the effectiveness of a sub-adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and

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Principal Risks

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product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

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Trustees and Officers

Background of Trustees and Officers  |  The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2019, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years

Interested Trustee (b)

J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee from 2012 to 2017 (Eagle Series Trust)	President and Chairman of Carillon Tower since 2016; President of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director, Scout Investments Inc. since 2017; Director, Cougar Global Investments Ltd. since 2015; Director of ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. (d) since 2009; President, Eagle Boston Management, Inc. since 2009.	12	Carillon Tower and Affiliates

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. (d/b/a Carter Reymann Law, P.A.) since 2015; Trustee, RiverNorth Funds since 2013 (7 funds); Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	12	Director, Operation PAR Inc. (since 2016)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	12	Safeguard Scientific, Inc. (retired 2015)

Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Director, Aurora Angel Network (not-for-profit organization), since 2019; Managing Member, Bay Consulting Partners, LLC since 2010; Private Investor	12	Board Member, Aurora Angel Network since 2019; Board Member, Florida Prepaid College Board, 2012-2014

Stephen Roussin (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011-2012	12	Ramius IDF Master Fund (ended 2016)

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018 Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, since 2013; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	12	N/A

Jerry A. Webman, PhD (1949) Trustee since 2019	Chief Economist, Oppenheimer Funds 2006-2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	12	New Jersey Law and Education Empowerment Project (NJ LEEP); Charity Navigator; Community Service Society

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Trustees and Officers

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

J. Cooper Abbott (1969) President since 2017 (Carillon Series Trust) President from 2016 to 2017 (Eagle Family of Funds)	President and Chairman of Carillon Tower since 2016; President of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director, Scout Investments Inc. since 2017; Director, Cougar Global Investments Ltd. since 2015; Director of ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. (d) since 2009; President, Eagle Boston Management, Inc. since 2009.

Susan L. Walzer (1967) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)	Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., since 2019; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017.

Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since 2017 (Carillon Series Trust) Chief Compliance Officer and Secretary from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Compliance, Carillon Tower, since 2018; Manager of Fund Compliance for Carillon Tower 2017-2018; Manager of Fund Compliance for Eagle 2011-2017

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.carillontower.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b) Mr. Abbott is an Interested Trustee as that term is defined by the 1940 Act. Mr. Abbott is affiliated with ClariVest, Cougar Global Investments, Carillon Fund Distributors, Eagle, Carillon Tower and Raymond James Financial.

(c) Officers each serve one year terms.

(d) Prior to September 13, 2010, Carillon Fund Services, Inc. (then known as “Eagle Fund Services, Inc.”) served as the Funds’ transfer agent.

77

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Carillon Fund Services at 800.421.4184 or www.carillontower.com or your financial advisor for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-PORT. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at carillontower.com or by accessing the Commission’s website at www.sec.gov.

880 Carillon Parkway  |  St. Petersburg, FL 33716  |  800.421.4184  |  carillontower.com

Carillon Fund Distributors, Inc. , Member FINRA

Item 2.	Code of Ethics

As of the end of the fiscal period October 31, 2019, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana O’Drobinak is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. O’Drobinak is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services[1]

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $393,000 for the fiscal period ended October 31, 2018, and $383,000 for the fiscal period ended October 31, 2019.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2018, and October 31, 2019. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2018, and $0.00 for the fiscal period ended October 31, 2019.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $77,000 for the fiscal period ended October 31, 2018, and $58,200 for the fiscal period ended October 31, 2019. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2018, and October 31, 2019.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended October 31, 2018, and October 31, 2019, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2018, and October 31, 2019.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2019, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2018, and October 31, 2019.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 18, 2019.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13.	Exhibits

(a)(1)    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the Trust.

(a)(4)    Not applicable to the Trust.

(b)    The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, are filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: December 18, 2019

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 18, 2019	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 18, 2019	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer